Filed with the Securities and Exchange Commission on January 27, 2014

Securities Act of 1933 File No. 033-70958

Investment Company Act of 1940 File No. 811-08104

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 72

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 74

(Check appropriate box or boxes.)

TOUCHSTONE FUNDS GROUP TRUST

(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

(Address of Principal Executive Offices) Zip Code

Registrant’s Telephone Number, including Area Code (513) 878-4066

Jill T. McGruder, 303 Broadway, Cincinnati, OH 45202

(Name and Address of Agent for Service)

Deborah Bielicke Eades, Esq.

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

(312) 609-7661

It is proposed that this filing will become effective

(check appropriate box)

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485. If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

January 30, 2014

Prospectus

Touchstone Funds Group Trust

	Class A	Class C	Class Y	Class Z	Institutional
Touchstone Arbitrage Fund	TMARX	TMACX	TMAYX		TARBX
Touchstone Emerging Markets Equity Fund	TEMAX	TEFCX	TEMYX		TMEIX
Touchstone Global Real Estate Fund	TGAAX	TGACX	TRFYX		TRFIX
Touchstone International Fixed Income Fund	TIFAX	TIFCX	TIFYX		TIFIX
Touchstone Merger Arbitrage Fund	TMGAX	TMGCX	TMGYX		TMGLX
Touchstone Mid Cap Fund	TMAPX	TMCJX	TMCPX	TMCTX	TMPIX
Touchstone Mid Cap Value Fund	TCVAX	TMFCX	TCVYX		TCVIX
Touchstone Premium Yield Equity Fund	TPYAX	TPYCX	TPYYX
Touchstone Sands Capital Select Growth Fund	TSNAX	TSNCX	CFSIX	PTSGX
Touchstone Small Cap Core Fund	TSFAX	TSFCX	TSFYX		TSFIX
Touchstone Small Cap Value Fund	TVOAX	TVOCX	TVOYX		TVOIX
Touchstone Total Return Bond Fund	TCPAX	TCPCX	TCPYX		TCPNX
Touchstone Ultra Short Duration Fixed Income Fund	TSDAX	TSDCX	TSYYX	TSDOX	TSDIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TOUCHSTONE ARBITRAGE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Arbitrage Fund (the “Fund”) seeks to achieve positive absolute returns over the long-term regardless of market conditions.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(1)	0.34%	0.54%	0.36%	0.35%
Dividend and Interest Expenses on Securities Sold Short(1)	0.31%	0.31%	0.31%	0.31%
Total Other Expenses	0.65%	0.85%	0.67%	0.66%
Total Annual Fund Operating Expenses	1.95%	2.90%	1.72%	1.71%
Fee Waiver or Expense Reimbursement(2)	0.00%	(0.16)%	0.00%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.95%	2.74%	1.72%	1.59%

(1)”Other Expenses” and “Dividend and Interest Expenses on Securities Sold Short” are based on estimated amounts for the current fiscal year.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 1.68%, 2.43%,1.43%, and 1.28% of average monthly net assets for Classes A, C, Y, and Institutional Class shares, respectively.  This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual expense limits for the time period indicated).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$762	$377	$175	$162	$277
3 Years	$1,152	$883	$542	$528	$883

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund’s portfolio turnover rate is not included because it is a new series.

The Fund’s Principal Investment Strategies

The Fund primarily invests, under normal market conditions, in equity securities of U.S. and foreign issuers.  Equity securities include common stock and preferred stock.

The Fund’s sub-advisor, Longfellow Investment Management Co. (“Longfellow” or “Sub-Advisor”), seeks to purchase securities of companies that are involved in publicly announced mergers, takeovers, tender offers, debt restructurings, minority purchases, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations.  Merger arbitrage is an investment strategy designed to profit from the successful completion of such transactions.  Longfellow may also participate in other forms of arbitrage.  The Fund is permitted to hold long and short equity positions, foreign securities including foreign depositary receipts, restricted securities including 144A securities, and convertible securities.  The Fund may invest in companies of any size in seeking to achieve its investment goal.

In acting on merger arbitrage opportunities, Longfellow primarily buys securities of companies being acquired (the “target company”) in publicly announced transactions where the terms of the transaction have been largely defined and disclosed.  Longfellow may engage in selling securities short when the terms of a proposed corporate reorganization require the exchange of common stock and/or other securities.  In such a case, the common stock of the target company may be purchased and, at approximately the same time, some amount of the acquiring company’s common stock and/or other securities may be sold short depending on the terms of the transaction.  The Fund’s investment strategy is designed to capture the arbitrage spread represented by the difference between the market price of the securities of the target company and the value that is offered for these securities by the acquiring company.  Under normal market conditions, merger arbitrage investments are expected to represent 60% or more of the Fund’s assets under management.

In undertaking other forms of arbitrage, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements. This portion of the Fund’s investment strategy is designed to capture the arbitrage spread represented by the difference between the intrinsic value of a security as determined by Longfellow and the price at which the security trades.

In selecting securities for the Fund, Longfellow analyzes a number of factors including: proposed financing terms, the size of the transaction, anti-trust concerns, regulatory approvals and shareholder voting requirements.  Longfellow will sell a position if it views the proposed transaction as having more risk than expected, the proposed transaction is cancelled or more attractive opportunities arise.  The Fund generally engages in active and frequent trading of portfolio securities as a part of its principal investment strategy.

Dependent upon the level of corporate restructuring activity, the market, or other conditions and as determined by Longfellow, in addition to equities, the Fund may invest in any combination of cash, cash equivalents and/or fixed-income securities, including investment-grade corporate bonds, non-investment-grade debt securities (also known as junk bonds), and convertible bonds.  The weighted average maturity of the Fund’s fixed-income investments will normally range from 3 to 7 years or less.  The Fund may also gain exposure to fixed-income securities through investments in other registered investment companies, specifically closed-end funds.  Longfellow believes that inefficiencies can exist with the pricing of closed-end funds and that exploiting these inefficiencies can have the potential to serve as attractive investments in the Fund.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Convertible Securities Risk:  Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.

•                  Large-Cap Risk:  The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid-Cap Risk:  The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•                  Small-Cap Risk:  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, and may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Fixed Income Risk:  The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa.  This potential change in value due to interest rate changes is separate from the Fund’s average weighted maturity; this potential change is known as duration, a measurement of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•                  Credit Risk: The fixed income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

•                  Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid.  Non-investment-grade debt securities may also be less liquid.

Foreign Securities Risk:  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•                  Depositary Receipts Risk: Foreign receipts, which include ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  ADRs may be available through “sponsored” or “unsponsored” facilities.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Management Risk:  In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Merger Arbitrage Risk: Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected.

Non-Diversification Risk:  The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

Other Investment Companies Risk:  The risks of investment in other investment companies typically reflect the risk of the types of securities in which the underlying investment companies invest.  The value of the shares of closed-end investment companies may be lower than the value of the portfolio securities held by the closed-end investment company.  When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as its share of the Fund’s fees and expenses.  There may also not be an active trading market available for shares of some closed-end funds.  Additionally, trading of closed-end fund shares may be halted or delisted by the listing exchange.

Portfolio Turnover Risk: The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Preferred Stock Risk:  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Rule 144A Securities Risk: Rule 144A securities are traded in the institutional market pursuant to a registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional buyers.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

Short Sale Risk:  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price.  If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.  The Fund’s losses are potentially unlimited in a short sale transaction.  Short sales are speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security.

This Fund should only be purchased by investors seeking positive absolute returns who can withstand the share price volatility of arbitrage investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The Fund’s performance information is only shown when it has had a full calendar year of operations.  Since the Fund began operations on October 1, 2013, there is no performance information included in this prospectus.

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Manager(s)	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	Longfellow Investment Management Co.	Barbara J. McKenna, CFA	Managing the Fund since inception in 2013	Managing Principal and Portfolio Manager
		David C. Stuehr, CFA	Managing the Fund since inception in 2013	Principal, Portfolio Manager
		John E. Villela, CFA	Managing the Fund since inception in 2013	Managing Principal and Portfolio Manager
		Alexander R. Graham, CAIA	Managing the Fund since inception in 2013	Portfolio Manager and Senior Analyst

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE EMERGING MARKETS EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y		Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None		None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None		None
Other Expenses	0.68%	0.84%	0.35%		0.29%
Total Annual Fund Operating Expenses	1.93%	2.84%	1.35%		1.29%
Fee Waiver or Expense Reimbursement(1)	(0.24)%	(0.40)%	0.00%		0.00%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.69%	2.44%	1.35	%(2)	1.29%

(1)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 1.69%, 2.44%, 1.44%, and 1.29% of average monthly net assets for Classes A, C, Y, and Institutional Class shares, respectively.  This expense limitation is effective through January 29, 2015 but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

(2) Expenses shown above reflect the Advisor’s recoupment of previously waived or reimbursed expenses of the Fund, and may differ from the expenses shown in the Fund’s annual report for the fiscal year ended September 30, 2013.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$737	$347	$137	$131	$247
3 Years	$1,124	$842	$428	$409	$842
5 Years	$1,536	$1,463	$739	$708	$1,463
10 Years	$2,681	$3,138	$1,624	$1,556	$3,138

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of companies located in emerging markets.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders.  Equity securities generally include common stock, depositary receipts, and preferred stock.  For purposes of the Fund, an emerging market is one:

•                  that is included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index;

•                  that is considered by the sub-advisor, AGF Investments America Inc. (“AGF” or “Sub-Advisor”), to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index based on a country’s economic development, size, liquidity, and market accessibility, and technically meets the existing MSCI market classification framework for inclusion in the MSCI Emerging Markets Index when it is reviewed; or

•                  whose economic activity and capital markets are dependent on emerging market countries.  Examples include Hong Kong and Singapore.

The Fund may invest in companies of any size in seeking to achieve its investment goal.  These securities may be traded over-the-counter or listed on an exchange.

The Fund invests in securities of companies operating in a broad range of industries.  AGF invests in businesses that it believes are mispriced by the market and that are expected to generate positive and sustainable earnings growth. AGF believes that these companies should be able to achieve positive economic profits over time.  In assessing company valuations, AGF uses the Economic Value-Added (“EVA”) approach and considers factors such as cash flow return on investment, franchise value, competitive advantage, and investment profile.

In-depth, proprietary fundamental research conducted globally by the team of portfolio managers and analysts is used to seek emerging market securities with sustainable earnings growth prospects that are not recognized by the market, and are priced at attractive valuations.  The Fund generally holds approximately 60 to 90 securities and attempts to broadly diversify its investments among securities and countries by limiting its exposure to a particular company or country.  The Fund’s weight in any individual country is limited to 20% at the time of purchase.  The Fund may attempt to hedge against currency risks associated with its portfolio securities by using forward foreign currency exchange contracts.

AGF generally considers selling a security when it exceeds fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other opportunities appear more attractive.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•                  Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

•                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•                  Depositary Receipts Risk: Foreign receipts, which include ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  ADRs may be available through “sponsored” or “unsponsored” facilities.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

•                  Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Currency Exchange Contract Risk: A forward currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of emerging markets investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, and since inception compare with the MSCI Emerging Markets Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Emerging Markets Equity Fund — Class A Total Return as of December 31

Best Quarter	Third Quarter 2010 18.39%	Worst Quarter:	Third Quarter 2011 (18.02)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	Since Inception (09-30-09)
Touchstone Emerging Markets Equity Fund — Class A
Return Before Taxes	(18.47)%	1.95%
Return After Taxes on Distributions	(18.40)%	1.92%
Return After Taxes on Distributions and Sale of Fund Shares	(10.28)%	1.62%
Touchstone Emerging Markets Equity Fund — Class C
Return Before Taxes	(15.09)%	2.57%
Touchstone Emerging Markets Equity Fund — Class Y
Return Before Taxes	(13.36)%	3.65%
Touchstone Emerging Markets Equity Fund — Institutional Class
Return Before Taxes	(13.22)%	3.79%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	(2.27)%	4.97%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	AGF Investments America, Inc.	Stephen Way, CFA	Managing the Fund since inception in 2009	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE GLOBAL REAL ESTATE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Global Real Estate Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	2.68%	3.74%	5.15%	0.74%
Total Annual Fund Operating Expenses	3.73%	5.54%	5.95%	1.54%
Fee Waiver or Expense Reimbursement(1)	(2.34)%	(3.40)%	(4.81)%	(0.55)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.39%	2.14%	1.14%	0.99%

(1) Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business in order to limit annual fund operating expenses to 1.39%, 2.14%, 1.14%, and 0.99% of average monthly net assets for Classes A, C, Y, and Institutional Class shares, respectively.  This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$708	$317	$116	$101	$217
3 Years	$1,446	$1,351	$1,340	$433	$1,351
5 Years	$2,203	$2,472	$2,541	$787	$2,472
10 Years	$4,180	$5,223	$5,446	$1,788	$5,223

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in real estate equity securities of U.S. and foreign companies without regard to market capitalization.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders.  For purposes of this Fund, real estate equity securities include common stocks, preferred stocks, and other equity securities issued by real estate investment trusts (“REITs”) and other real estate operating companies that derive the majority of their revenue from the direct or indirect ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate.  The Fund will invest significantly (generally 40% or more of the Fund’s assets) in real estate equity securities of companies domiciled outside the U.S. or with a majority of their assets or real estate activities outside the U.S.

The Fund’s sub-advisor, Forum Securities Limited (“Forum Securities”), will seek to achieve returns that are equal to or greater than the Fund’s benchmark index, the FTSE EPRA/NAREIT Developed Index (the “Index”) before expenses, while generating current income that is in excess of that of the Index and experiencing volatility that is below that of the Index.  Forum Securities will utilize proprietary return and risk models to select investments that have either high and sustainable dividends or a combination of characteristics believed by Forum Securities to enable the investments to generate sustainable returns in excess of the Index.  These characteristics include market positioning, property quality, management expertise, business model and structure, financial management, and valuation.  It is anticipated that these characteristics will vary in significance over time as global and regional economic cycles fluctuate.

Forum Securities will sell a security if it achieves the targeted total return, the current return no longer warrants investment given the perception of the inherent risks, or if the investment team feels that better returns can be achieved elsewhere. Factors that may impact the expected return and risk outlook are:

•                                          The fundamental characteristics of the company change;

•                                          The evolution of the business cycle changes the long term prospects for the company;

•                                          Management deviates from the stated business plan;

•                                          Management adopts policies the investment team deems either to be unfriendly to shareholders, or to destroy value for existing shareholders; and

•                                          The security’s valuation is excessive relative to its peers or Forum Securities’ internally derived value.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.  The Fund concentrates its investments in the real estate industry.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•                  Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Real Estate Industry Risk:  Since the Fund’s investments are concentrated in the real estate industry, they are subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be similarly impacted by market conditions, legislative or regulatory changes, or competition. The real estate industry is particularly sensitive to economic downturns.  The values of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.

REITs Risk: REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of global real estate investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the FTSE ERPA/NAREIT Developed Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Global Real Estate Fund — Class A Total Return as of December 31

Best Quarter:	Third Quarter 2010 18.76%	Worst Quarter:	Third Quarter 2011 (18.15)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	Since Inception (09-30-09)
Touchstone Global Real Estate Fund — Class A
Return Before Taxes	(3.58)%	9.21%
Return After Taxes on Distributions	(10.58)%	5.76%
Return After Taxes on Distributions and Sale of Fund Shares	(0.92)%	6.04%
Touchstone Global Real Estate Fund — Class C
Return Before Taxes	0.69%	9.91%
Touchstone Global Real Estate Fund — Class Y
Return Before Taxes	2.46%	11.01%
Touchstone Global Real Estate Fund — Institutional Class
Return Before Taxes	2.68%	11.18%
FTSE ERPA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)	4.39%	11.55%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub- Advisor
Touchstone Advisors, Inc.	Forum Securities Limited	Dan Pine	Managing the Fund since May 2013	Managing Director
		Jana Sehnalova	Managing the Fund since May 2013	Managing Director
		Douglas Funke	Managing the Fund since May 2013	Managing Director

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE INTERNATIONAL FIXED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone International Fixed Income Fund (the “Fund”) seeks total return.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.67%	4.60%	3.06%	0.47%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	2.48%	6.16%	3.62%	1.03%
Fee Waiver or Expense Reimbursement(2)	(1.38)%	(4.31)%	(2.77)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.10%	1.85%	0.85%	0.70%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business in order to limit annual fund operating expenses to 1.09%, 1.84%, 0.84%, and 0.69% of average monthly net assets for Classes A , C , Y, and Institutional Class shares, respectively.  This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$582	$288	$87	$72	$188
3 Years	$1,085	$1,444	$851	$295	$1,444
5 Years	$1,614	$2,671	$1,637	$537	$2,671
10 Years	$3,058	$5,617	$3,698	$1,230	$5,617

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities of issuers located outside the United States.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders.  Fixed-income securities generally consist of debt obligations of developed and emerging market governments and their agencies and instrumentalities, corporate debt obligations, non-investment-grade corporate debt obligations, and debt securities that are convertible into common or preferred stock.  Corporate debt obligations include corporate bonds, debentures, notes, and other similar instruments.  Investment-grade fixed-income securities include securities rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated by S&P or Moody’s, determined by the sub-advisor, GAM International Management Limited (“GAM International” or “Sub-Advisor”), to be of comparable quality.  The Fund may invest in securities denominated in U.S. dollars or a foreign currency.

The Fund may invest up to 20% of its net assets in non-investment-grade debt securities.  The Fund may invest up to 10% of its total assets in debt obligations of emerging market governments and their agencies and instrumentalities.  The Fund may invest in forward currency contracts in order to achieve its goals.  Forward currency contracts may be used to hedge currency exposure of the Fund’s fixed-income securities and they may be used to invest in a currency that GAM International expects to appreciate relative to another currency.  In addition, in order to implement its investment strategy, GAM International may use other derivatives, such as futures or options, to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the Fund’s duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.

GAM International selects the Fund’s foreign country and currency compositions based on an evaluation of various macroeconomic factors including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade, and current account balances.  In selecting the Fund’s target fixed-income sector weights, GAM International assesses the relative valuations of the sectors by determining whether the securities included within a sector are selling at a discount to GAM International’s estimate of their intrinsic value.  Once country, currency, and sector weights are established, GAM International selects fixed-income securities within each sector and country that it believes offer attractive income or capital appreciation potential with a reasonable level of risk.  GAM International generally sells a security when it reaches a target price, there is a change in the issuer’s credit quality, or if it’s current assessment of the relative valuations of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms.  In addition, these securities may make principal payments that are fixed, variable or both.  Under normal circumstances, the Fund’s effective duration will be within two years (plus or minus) of the effective duration of the Fund’s benchmark, the Citigroup World Government Bond Index ex-U.S., which as of December 31, 2013 was 7.1.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Credit Risk: The fixed income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative is not well coordinated with the security, index, or currency to which it relates. The Fund may also be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations and the risk that the derivative could expose the Fund to the risk of leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject. For example, the Fund could be exposed to liquidity risk if it is unable to close or liquidate a derivative position in a timely manner; or the Fund could be exposed to counter-party risk if the transaction’s counterparty is unable to meet its obligations: such as failing to make required payments.

Fixed Income Risk:  The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•                  Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Currency Exchange Contract Risk: A forward currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Interest Rate Risk: As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed-income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment-grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition.  Ratings represent the opinion of a NRSRO regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid.  Non-investment-grade debt securities may also be less liquid.

Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt.  Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.  If a foreign sovereign defaults on all or a portion of its foreign debt, then the Fund may have limited legal recourse against the issuer or any guarantor.

This Fund should only be purchased by investors seeking total return who can withstand the share price volatility of international fixed income investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Citigroup World Government Bond Index ex-U.S.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

International Fixed Income Fund — Class A Total Return as of December 31

Best Quarter:  Third Quarter 2010 11.17%                Worst Quarter: Second Quarter 2013 (2.03)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	Since Inception (09-30-09)
Touchstone International Fixed Income Fund — Class A
Return Before Taxes	(5.79)%	3.60%
Return After Taxes on Distributions	(6.43)%	2.15%
Return After Taxes on Distributions and Sale of Fund Shares	(3.06)%	2.31%
Touchstone International Fixed Income Fund — Class C
Return Before Taxes	(2.77)%	4.03%
Touchstone International Fixed Income Fund — Class Y
Return Before Taxes	(0.90)%	5.05%
Touchstone International Fixed Income Fund — Institutional Class
Return Before Taxes	(0.67)%	5.23%
Citigroup World Government Bond Index ex U.S. (reflects no deductions for fees, expenses or taxes)	4.56%	1.26%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Manager(s)	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	GAM International Management Limited	Daniel Sheard	Managing the Fund since inception in 2009	Investment Manager
		Tim Haywood	Managing the Fund since inception in 2009	Investment Director - Business Unit Head

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE MERGER ARBITRAGE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Merger Arbitrage Fund (the “Fund”) seeks to achieve positive absolute returns regardless of market conditions over the long-term.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y		Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None		None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15		Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%		1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None		None
Other Expenses	0.34%	0.37%	0.33%		0.24%
Dividend and Interest Expenses on Securities Sold Short	0.63%	0.63%	0.63%		0.63%
Total Other Expenses	0.97%	1.00%	0.96%		0.87%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%		0.01%
Total Annual Fund Operating Expenses(1)	2.28%	3.06%	2.02%		1.93%
Fee Waiver or Expense Reimbursement(2)	0.00%	0.00%	0.00%		(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	2.28%	3.06%	2.02	%(3)	1.92%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business in order to limit annual fund operating expenses to 1.68%, 2.43%, 1.43%, and 1.28% of average monthly net assets for Classes A, C, Y and Institutional Class shares, respectively.  This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

(3)Expenses shown above reflect the Advisor’s recoupment of previously waived or reimbursed expenses of the Fund, and may differ from the expenses shown in the Fund’s annual report for the fiscal year ended September 30, 2013.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$793	$409	$205	$195	$309
3 Years	$1,246	$945	$634	$605	$945
5 Years	$1,725	$1,606	$1,088	$1,041	$1,606
10 Years	$3,040	$3,374	$2,348	$2,253	$3,374

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 288% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund primarily invests, under normal market conditions, in equity securities of U.S. and foreign issuers. Equity securities include common stock, preferred stock, and warrants.

The Fund’s sub-advisor, Longfellow Investment Management Co. (“Longfellow” or “Sub-Advisor”), seeks to purchase companies that are involved in publicly announced mergers, takeovers, tender offers, debt restructurings, minority purchases, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations.  Merger arbitrage is an investment strategy designed to profit from the successful completion of such transactions.  The Fund is permitted to hold long and short equity positions, as well as foreign securities including foreign depositary receipts.  The Fund may invest in companies of any size in seeking to achieve its investment goal and the Fund will regularly invest in small to medium capitalization companies.

Longfellow primarily buys securities of companies being acquired (the “target company”) in publicly announced transactions where the terms of the transaction have been largely defined and disclosed.  Longfellow may engage in selling securities short when the terms of a proposed corporate reorganization require the exchange of common stock and/or other securities.  In such a case, the common stock of the target company may be purchased and, at approximately the same time, some amount of the acquiring company’s common stock and/or other securities may be sold short depending on the terms of the transaction.  The Fund’s investment strategy is designed to capture the arbitrage spread represented by the difference between the market price of the securities of the target company and the value that is offered for these securities by the acquiring company.

In selecting securities for the Fund, Longfellow analyzes a number of factors including: proposed financing terms, the size of the transaction, anti-trust concerns, regulatory approvals and shareholder voting requirements.  Longfellow will sell a position if it views the proposed transaction as having more risk than expected, the proposed transaction is cancelled or more attractive opportunities arise.  The Fund generally engages in active and frequent trading of portfolio securities as a part of its principal investment strategy.

Dependent upon the level of corporate restructuring activity, the market, or other conditions and as determined by Longfellow, the Fund may invest in any combination of cash, cash equivalents and/or fixed-income securities, including investment-grade corporate bonds, non-investment-grade debt securities (also known as junk bonds), and convertible bonds.  The weighted average maturity of the Fund’s fixed income investments will normally range from 3 to 7 years.  The Fund may also gain exposure to fixed income securities through investments in other registered investment companies, specifically closed-end funds.  Longfellow believes that inefficiencies can exist with the pricing of closed-end funds and that exploiting these inefficiencies can have the potential to serve as attractive investments in the Fund.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Convertible Securities Risk:  Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.

•                  Large Cap Risk:  Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid Cap Risk:  The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•                  Small Cap Risk:  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Fixed Income Risk:  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa.  This potential change in value due to interestrate changes is separate from the Fund’s average weighted maturity; this potential change is known as duration, a measurement of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•                  Credit Risk: The fixed income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

•                  Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid.  Non-investment-grade debt securities may also be less liquid.

Foreign Securities Risk:  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•                  Depositary Receipts Risk: Foreign receipts, which include ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  ADRs may be available through “sponsored” or “unsponsored” facilities.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry,

Merger Arbitrage Risk: Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected.

Non-Diversification Risk:  The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Other Investment Companies Risk:  The risks of investment in other investment companies typically reflect the risk of the types of securities in which the investment companies invest.  The value of the shares of closed-end investment companies may be lower than the value of the portfolio securities held by the closed-end investment company.  When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as its share of the Fund’s fees and expenses.  There may also not be an active trading market available for shares of some closed-end funds.  Additionally, trading of closed-end fund shares may be halted or delisted by the listing exchange.

Portfolio Turnover Risk:  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Preferred Stock Risk:  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Rule 144A Securities Risk: Rule 144A securities are traded in the institutional market pursuant to a registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional buyers.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

Short Sale Risk:  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price.  If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.  The Fund’s losses are potentially unlimited in a short sale transaction.  Short sales are speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security.

This Fund should only be purchased by investors seeking positive absolute returns who can withstand the share price volatility of merger arbitrage investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Merger Arbitrage Fund — Class A Total Return as of December 31

Best Quarter:  First Quarter 2012 2.14%        Worst Quarter:  Second Quarter 2012 0.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	Since Inception (8/9/2011)
Touchstone Merger Arbitrage Fund — Class A
Return Before Taxes	(1.37)%	2.51%
Return After Taxes on Distributions	(2.59)%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares	(0.55)%	1.70%
Touchstone Merger Arbitrage Fund — Class C
Return Before Taxes	2.88%	4.22%
Touchstone Merger Arbitrage Fund — Class Y
Return Before Taxes	4.90%	5.30%
Touchstone Merger Arbitrage Fund — Institutional Class
Return Before Taxes	5.04%	5.40%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.07%	0.08%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	Longfellow Investment Management Co.	Barbara J. McKenna, CFA	Managing the Fund since inception in 2011	Managing Principal and Portfolio Manager
		David C. Stuehr, CFA	Managing the Fund since 2014	Principal and Portfolio Manager
		John E. Villela, CFA	Managing the Fund since inception in 2011	Managing Principal and Portfolio Manager
		Alexander R. Graham, CAIA	Managing the Fund since inception in 2011	Portfolio Manager and Senior Analyst

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

Due to asset growth in the Touchstone Merger Arbitrage Fund (the “Fund”), effective as of the close of business on April 8, 2013 (the “Closing Date”), all classes of the Fund were closed to new accounts, with certain exceptions as noted below.

Additional investments will not be accepted in the Fund after the Closing Date until further notice, with the following exceptions:

•                  Existing shareholders may add to an existing account through the purchase of additional shares of the Fund, including the reinvestment of dividends and cash distributions from shares owned in the Fund. Please note: Selling agents who transact in the Fund through an omnibus account are not permitted to purchase shares of the Fund on behalf of clients who do not currently own shares of the Fund.

•                  Beneficiaries of shares of the Fund (e.g., through an IRA or transfer on death account) or recipients of shares of the Fund through a transfer who wish to use the proceeds of that account to open up a new account in the Fund.

•                  Retirement plan or benefit plan sponsors that (i) currently invest in the Fund as an investment option or (ii) have selected the Fund as an investment option prior to the Closing Date but have not implemented the inclusion of the Fund in such plan prior to the Closing Date. Each such plan may open up new participant accounts within the plan. The sponsor may also offer the Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries, and its affiliates.

•                  Institutional accounts that are approved by the Fund prior to the Closing Date.

•                  Accounts invested according to centrally-managed asset allocation models wherein the Fund is the sole option to implement a particular asset class in the model and the account is approved by the Fund prior to the Closing Date.

•                  Discretionary model portfolio programs that are approved by the Fund prior to the Closing Date.

•                  Fee-based advisory programs that share the same operational infrastructure as an approved discretionary model portfolio program (i.e., programs that cannot restrict access to new investors through the fee-based advisory program if the discretionary model portfolio program remains open to new investors) and are approved by the Fund.

If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed. The Fund reserves the right to reopen to new investors at a future date, to make additional exceptions, to limit the above exceptions, or otherwise to modify the foregoing closure policy for any reason.

Subject to the above limitations, you may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE MID CAP FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Mid Cap Fund (the “Fund”) seeks long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y	Class Z	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	None
Other Expenses	0.45%	0.57%	0.29%	0.50%	0.27%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.51%	2.38%	1.10%	1.56%	1.08%
Fee Waiver or Expense Reimbursement(2)	(0.26)%	(0.38)%	(0.10)%	(0.31)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)	1.25%	2.00%	1.00%	1.25%	0.93%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business in order to limit annual fund operating expenses to 1.24%, 1.99%, 0.99%, 1.24%, and 0.92% of average monthly net assets for Classes A, C, Y, Z, and Institutional Class shares, respectively.  This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

(3)Expenses shown above have been restated to reflect the Fund’s contractual expense limits and will differ from the expenses reflected in the Fund’s annual report for the fiscal year ended September 30, 2013.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Class Z	Institutional	Class C
1 Year	$695	$303	$102	$127	$95	$203
3 Years	$1,001	$706	$340	$462	$329	$706
5 Years	$1,328	$1,236	$597	$821	$581	$1,236
10 Years	$2,252	$2,687	$1,331	$1,830	$1,304	$2,687

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. listed companies.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders.  For purposes of the Fund, a medium capitalization company has a market capitalization found within the range of market capitalization represented in the Russell Midcap® Index (between $1.126 billion and $29.14 billion as of December 31, 2013) at the time of purchase.  The size of the companies in the Russell Midcap® Index will change with market conditions.

The Fund’s sub-advisor, London Company of Virginia d/b/a/ The London Company (“TLC” or “Sub-Advisor”) seeks to purchase financially stable mid-cap companies that TLC believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values.  Guiding principles of TLC’s mid-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) balance sheet optimization, (3) optimal diversification is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will typically hold approximately 30 to 40 securities.  TLC invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

TLC utilizes a bottom-up approach in the security selection process.  The firm screens a mid-cap universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield.  The portfolio management team seeks companies that are trading at 30-40% discount to intrinsic value.  TLC looks at a company’s corporate governance structure and management incentives to try to ascertain whether management’s interests are aligned with shareholders’ interests.  TLC seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.  Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase.

TLC generally sells a security when it becomes overvalued and has reached TLC’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Russell Midcap® Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Mid Cap Fund - Class Y Total Return as of December 31

Best Quarter: Third Quarter 2009 19.68%       Worst Quarter:  Fourth Quarter 2008 (23.35)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class Y shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y shares after-tax returns.

The Classes A and C shares inception date is May 14, 2007, and the Class Z shares inception date is April 24, 2006.  Classes A and C shares performance was calculated using the historical performance of Class Y shares for the period from January 2, 2003 to May 14, 2007, and Class Z shares performance was calculated using the historical performance of Class Y shares for the period from January 2, 2003 to April 24, 2006.  Performance for these periods has been restated to reflect the impact of the Classes A, C and Z shares fees and expenses, as applicable.  The Institutional Class shares inception date is January 27, 2012.  The Institutional Class shares performance was calculated using the historical performances of the Class Y shares for the period from January 2, 2003 to January 27, 2012.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	5 Years	10 Years
Touchstone Mid Cap Fund — Class A
Return Before Taxes	27.30%	17.34%	8.61%
Touchstone Mid Cap Fund — Class C
Return Before Taxes	33.05%	17.77%	8.55%
Touchstone Mid Cap Fund — Class Y
Return Before Taxes	35.43%	18.97%	9.47%
Return After Taxes on Distributions	35.36%	18.85%	8.63%
Return After Taxes on Distributions and Sale of Fund Shares	20.11%	15.50%	7.46%
Touchstone Mid Cap Fund —Class Z
Return Before Taxes	35.04%	18.66%	9.18%
Touchstone Mid Cap Fund — Institutional Class
Return Before Taxes	35.47%	19.00%	9.48%
Russell Midcap Index (reflects no deductions for fees, expenses or taxes)	34.76%	22.36%	10.22%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	London Company of Virginia d/b/a/ The London Company	Stephen Goddard, CFA	Managing the Fund since 2011	President, CIO and Lead Portfolio Manager
		Jonathan Moody, CFA	Managing the Fund since 2011	Principal and Portfolio Manager
		J. Brian Campbell, CFA	Managing the Fund since 2011	Portfolio Manager
		Mark E. DeVaul, CFA, CPA	Managing the Fund since 2011	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, Y, and Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE MID CAP VALUE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Mid Cap Value Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.66%	2.33%	0.53%	0.25%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.76%	4.18%	1.38%	1.10%
Fee Waiver or Expense Reimbursement(2)	(0.46)%	(2.13)%	(0.33)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.30%	2.05%	1.05%	0.90%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business in order to limit annual fund operating expenses to 1.29%, 2.04%, 1.04%, and 0.89% of average monthly net assets for Classes A, C, Y, and Institutional Class shares, respectively.  This expense limitation is effective through March 23, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$700	$308	$107	$92	$208
3 Years	$1,055	$1,076	$404	$330	$1,076
5 Years	$1,434	$1,958	$724	$587	$1,958
10 Years	$2,493	$4,227	$1,629	$1,322	$4,227

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of medium capitalization companies.  This is a non-fundamental policy that the Fund can change upon 60-days prior notice to shareholders.  For purposes of the Fund, a medium capitalization company has a market capitalization within the range of market capitalization represented in the Russell Midcap Index (between $1.126 billion and $29.14 billion as of December 31, 2013) at the time of purchase.  The size of the companies in the Russell Midcap Index will change with market conditions.

The sub-advisor, Lee Munder Capital Group, LLC (“LMCG” or “Sub-Advisor”) employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value.  In the first step of the investment process, LMCG employs five valuation screens that seek to identify the most attractively priced mid-cap securities.  In evaluating and selecting potential investments for the Fund, LMCG completes in-depth research and analysis on the securities that pass the valuation screens in an effort to identify leading companies selling at attractive valuations.  The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position.  LMCG generally limits the Fund’s weight in a sector to 10% over or under the sector’s weight in the Russell Midcap Value Index, except for the financial sector, which may be underweighted by up to 15%.  The Fund will hold approximately 60 to 80 securities.  LMCG will generally sell a security when it no longer passes the valuation screens, reaches a price target, or its prospects for appreciation have diminished.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of mid cap equity investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell Midcap Value® Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Mid Cap Value Fund — Class A Shares Total Return as of December 31

Best Quarter:  Fourth Quarter 2011 14.14%          Worst Quarter:  Third Quarter 2011 (20.13)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	Since Inception (09-30-09)
Touchstone Mid Cap Value Fund — Class A
Return Before Taxes	25.35%	15.43%
Return After Taxes on Distributions	22.26%	14.05%
Return After Taxes on Distributions and Sale of Fund Shares	15.76%	11.97%
Touchstone Mid Cap Value Fund — Class C
Return Before Taxes	31.02%	16.19%
Touchstone Mid Cap Value Fund — Class Y
Return Before Taxes	33.30%	17.35%
Touchstone Mid Cap Value Fund — Institutional Class
Return Before Taxes	33.57%	17.52%
Russell Midcap Value Index (reflects no deductions for fees, expenses or taxes)	33.46%	18.16%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub- Advisor
Touchstone Advisors, Inc.	Lee Munder Capital Group, LLC	Donald Cleven, CFA	Managing the Fund since inception in 2009	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE PREMIUM YIELD EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Premium Yield Equity Fund (the “Fund”) seeks long-term growth of capital and high-current income.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.36%	0.40%	0.36%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.30%	2.09%	1.05%
Fee Waiver or Expense Reimbursement(2)	(0.09)%	(0.13)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.21%	1.96%	0.96%

(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business in order to limit annual fund operating expenses to 1.20%, 1.95%, and 0.95% of average monthly net assets for Classes A, C, and Y, respectively. This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class Y	Class C
1 Year	$691	$299	$98	$199
3 Years	$955	$642	$325	$642
5 Years	$1,239	$1,112	$571	$1,112
10 Years	$2,045	$2,410	$1,274	$2,410

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in equity securities without regard to market capitalization.  This is a non-fundamental policy that can be changed by the Fund upon 60-days prior notice to shareholders.  For purposes of the Fund, equity securities include common stock, depositary receipts, and real estate investment trusts (“REITs”).  The Fund focuses on dividend-paying equity securities of U.S. companies and foreign companies that the sub-advisor, Miller/Howard Investments Inc. (“Miller/Howard” or “Sub-Advisor”), believes possess attractive long-term return potential, primarily due to lower than average valuations and an improving business outlook.  The Fund may invest up to 40% of its assets in both sponsored and unsponsored American depositary receipts (“ADRs”) and other foreign receipts, including emerging market securities.

Miller/Howard’s investment process begins with quantitative screens that seek to identify stocks with above-average dividend yield plus a consistent history of dividend growth that offer high financial strength and solid appreciation potential.  Miller/Howard also employs certain social and environmental screens.  The portfolio management team generates a focus list of stocks through a combination of additional screens and fundamental research.  Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, and/or market dominance.  Attention to diversification across economic sectors is also emphasized.  An attempt is made to find stocks that are supported by Miller/Howard’s general view of the economy and its sectors, though bottom-up stock selection is of primary importance.

The Sub-Advisor’s analytical process includes evaluation of the dividend payment stream, discussions with company management, a comprehensive Socially Responsible Investing (“SRI”) profile and assessments of the financial strength of the company.  Stocks from all sectors of the market are considered for inclusion in the portfolio in an effort to provide diversification.  Finally, technical analysis is used to attempt to identify optimal times for purchases and sales.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•                  Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

•                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•                  Depositary Receipts Risk: Foreign receipts, which include ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  ADRs may be available through “sponsored” or “unsponsored”

facilities.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

•                  Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Real Estate Industry Risk:  Since the Fund’s investments are concentrated in the real estate industry, they are subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be similarly impacted by market conditions, legislative or regulatory changes, or competition. The real estate industry is particularly sensitive to economic downturns.  The values of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.

REITs Risk: REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

This Fund should only be purchased by investors seeking long-term growth of capital and high current income who can withstand the share price volatility of equity investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with the Russell 3000 Value® Index and the Dow Jones U.S. Select Dividend Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Premium Yield Equity Fund — Class A Total Return as of December 31

Best Quarter: Third Quarter 2009 13.77%        Worst Quarter:  Fourth Quarter 2008 (25.99)%

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

The Class Y shares inception date is August 12, 2008.  The Class Y shares performance was calculated using the historical performance of the Class A shares for the period from December 3, 2007 to August 12, 2008.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	5 Years	Since Inception (12-3-07)
Touchstone Premium Yield Equity Fund — Class A
Return Before Taxes	14.70%	13.22%	1.30%
Return After Taxes on Distributions	13.98%	12.62%	0.67%
Return After Taxes on Distributions and Sale of Fund Shares	8.85%	10.62%	0.98%
Touchstone Premium Yield Equity Fund — Class C
Return Before Taxes	19.82%	13.75%	1.56%
Touchstone Premium Yield Equity Fund — Class Y
Return Before Taxes	22.17%	14.85%	5.84%
Russell 3000 Value Index (reflects no deductions for fees, expenses or taxes)	32.69%	16.75%	5.31%
Dow Jones U.S. Select Dividend Index (reflects no deductions for fees, expenses or taxes)	29.06%	16.16%	5.86%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	Miller/Howard Investments Inc.	Lowell G. Miller	Managing the Fund since 2008	Founder, President, Chief Investment Officer and Director of Research
		John E. Leslie III, CFA	Managing the Fund since 2008	Research Analyst and Portfolio Manager
		Bryan J. Spratt, CFA	Managing the Fund since 2008	Research Analyst and Portfolio Manager
		Roger G. Young, CFA	Managing the Fund since 2009	Research Analyst and Portfolio Manager

Buying and Selling Fund Shares

	Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Sands Capital Select Growth Fund (the “Fund”) seeks long-term capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Z	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.78%	0.78%	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None
Other Expenses	0.34%	0.36%	0.34%	0.28%
Total Annual Fund Operating Expenses	1.37%	2.14%	1.37%	1.06%
Fee Waiver or Expense Reimbursement(2)	(0.09)%	(0.11)%	(0.09)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.28%	2.03%	1.28%	1.03%

(1)The advisory fee is subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Russell 1000 Growth Index (the “Benchmark Index”), and this fee may range from 0.55% to 1.00% depending on the Fund’s performance and assets.  See “The Funds’ Management” section of the Fund’s prospectus for additional information.

(2)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; other extraordinary expenses not incurred in the ordinary course of business in order to limit “other expenses” to 0.25% for each Class of shares.  This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund’s shareholders.  The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Z	Class Y	Class C
1 Year	$698	$306	$130	$105	$206
3 Years	$976	$659	$425	$334	$659
5 Years	$1,274	$1,139	$741	$582	$1,139
10 Years	$2,119	$2,464	$1,638	$1,291	$2,464

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC (‘‘Sands Capital’’ or “Sub-Advisor”), believes have above-average potential for revenue or earnings growth.  This is a non-fundamental investment policy that the Fund can change upon 60-days prior notice to shareholders.  The Fund emphasizes investments in large capitalization growth companies.  The weighted-average market capitalization of these companies is generally in excess of $25 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $2 billion.  The Fund will typically own between 25 and 30 stocks.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Sands Capital generally seeks to invest in stocks with sustainable above average earnings growth, and with capital appreciation potential.  In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company.  Sands Capital generally considers selling a security when it no longer meets the investment criteria, when the issues causing such problems are not solvable within an acceptable time frame, or when other opportunities appear more attractive.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•                  Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Growth Investing Risk:  Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 1000 Growth® Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Sands Capital Select Growth Fund — Class Z Total Return as of December 31

Best Quarter:  First Quarter 2012 23.75       Worst Quarter:  Fourth Quarter 2008 (30.93)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class Z shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class Z shares after-tax returns.

Classes A and C shares inception date is November 15, 2010.  The Class Y shares inception date is August 27, 2004.  Class Y shares performance was calculated using the historical performance of Class Z shares for the period from August 11, 2000 to August 27, 2004.  Classes A and C shares performance was calculated using the historical performance of Class Z shares for the period from August 11, 2000 to November 15, 2010.  Performance for this period has been restated to reflect the impact of Classes A and C shares fees and expenses, as applicable.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	5 Years	10 Years
Touchstone Sands Capital Select Growth Fund — Class A
Return Before Taxes	32.55%	28.73%	10.04%
Touchstone Sands Capital Select Growth Fund — Class C
Return Before Taxes	38.55%	29.36%	9.96%
Touchstone Sands Capital Select Growth Fund — Class Y
Return Before Taxes	40.87%	30.54%	10.95%
Touchstone Sands Capital Select Growth Fund — Class Z
Return Before Taxes	40.60%	30.28%	10.70%
Return After Taxes on Distributions	40.35%	30.23%	10.68%
Return After Taxes on Distributions and Sale of Fund Shares	23.17%	25.37%	8.89%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	33.48%	20.39%	7.83%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	Sands Capital Management, LLC	Frank M. Sands, Jr., CFA	Managing the Fund since 2000	Chief Investment Officer and Chief Executive Officer

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, Y, and Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

Due to asset growth, the Touchstone Sands Capital Institutional Growth Fund (the “Fund”) was closed to new accounts, with certain exceptions, on April 8, 2013. Limiting the Fund’s availability allowed Touchstone Advisors, Inc., the Fund’s investment advisor (the “Advisor”), to protect the interest of existing shareholders by enabling the Fund to maintain adequate liquidity in positions held within the portfolio and to meaningfully participate in targeted investments.  Despite the initial closing, asset flows have continued at a high level and additional limitations to investment in the Fund are needed.  Effective as of the close of business on October 21, 2013 (the “Effective Date”), the Fund is further closed to new accounts except as noted below.

Additional investments will not be accepted in the Fund until further notice, with the following exceptions:

•                  Existing shareholders may add to an existing account through the purchase of additional shares of the Fund, including the reinvestment of dividends and cash distributions from shares owned in the Fund. Please note: Selling agents who transact in the Fund through an omnibus account are not permitted to purchase shares of the Fund on behalf of clients who do not currently own shares of the Fund.

•                  An employee of the Advisor or investment sub-advisor may purchase shares of the Fund (a) through an account in his or her own name or jointly held with another individual or as trustee for another individual, or (b) as beneficial owner of shares held in another name by opening (i) a new individual account or IRA account in his or her own name, (ii) a trust account, (iii) a joint account with another party, or (iv) an account on behalf of an immediate family member.

•                  Beneficiaries of shares of the Fund (e.g., through an IRA or transfer on death account) or recipients of shares of the Fund through a transfer who wish to use the proceeds of that account to open up a new account in the Fund.

•                  Institutional accounts that are approved by the Fund prior to the Effective Date.

•                  An investor opening a new account at a financial institution or financial intermediary firm that (i) has clients currently invested in the Fund and (ii) has been pre-approved by the Fund, prior to the Effective Date, to purchase shares of the Fund on behalf of certain of its clients. Investors should contact their financial institution or financial intermediary firm to determine whether new accounts are permitted.

If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen to new investors at a future date; and (iii) make additional exceptions, to limit the above exceptions, or otherwise to modify the foregoing closure policy for any reason.

Subject to the above limitations, you may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Class Z Shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE SMALL CAP CORE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Small Cap Core Fund (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.43%	0.39%	0.29%	0.22%
Total Annual Fund Operating Expenses	1.53%	2.24%	1.14%	1.07%
Fee Waiver or Expense Reimbursement(1)	(0.15)%	(0.11)%	(0.01)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2)	1.38%	2.13%	1.13%	1.05%

(1) Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business in order to limit annual fund operating expenses to 1.38%, 2.13%, 1.13%, and 1.05% of average monthly net assets for Classes A, C, Y, and Institutional Class shares, respectively.  This expense limitation is effective through January 29, 2015 but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

(2)Expenses shown above have been restated reflect the Fund’s contractual expense limits and will differ from the expenses reflected in the Fund’s annual report for the fiscal year ended September 30, 2013.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$707	$316	$115	$107	$216
3 Years	$1,017	$690	$361	$338	$690
5 Years	$1,348	$1,190	$627	$588	$1,190
10 Years	$2,282	$2,566	$1,385	$1,304	$2,566

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization U.S. companies.  This is a non-fundamental policy that the Fund can change upon 60-days prior notice to shareholders.  For purposes of the Fund, a small capitalization company has a market capitalization within the range of market capitalization represented in the Russell 2000 Index (between $129 million and $5.1 billion as of October 31, 2013), the S&P SmallCap 600 Index (between $134.8 million and $4.59 billion as of December 31, 2013), or the Dow Jones U.S. Small Cap Total Stock Market Index (between $0  and $5.7  billion as of  October 31, 2013) at the time of purchase.  The size of the companies in these indices will change with market conditions.

The sub-advisor, London Company of Virginia d/b/a The London Company (“TLC” or “Sub-Advisor”), seeks to purchase financially stable small-cap companies that TLC believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values.  Guiding principles of TLC’s small-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively) is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will hold approximately 30 to 40 securities.  TLC invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

TLC utilizes a bottom-up approach in the security selection process.  The firm screens a small-cap index against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield.  The portfolio management team seeks companies that are trading at 30-40% discount to intrinsic value.  TLC looks at a company’s corporate governance structure and management incentives to try to ascertain whether or not management’s interests are aligned with shareholders’ interests.  TLC seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.   Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase.

TLC generally sells a security when it becomes overvalued and has reached TLC’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of small-cap equity investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell 2000® Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Small Cap Core Fund — Class A Total Return as of December 31

Best Quarter: Fourth Quarter 2011 16.94%        Worst Quarter:  Third Quarter 2011 (15.32)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	Since Inception (09-30-09)
Touchstone Small Cap Core Fund — Class A
Return Before Taxes	25.44%	19.10%
Return After Taxes on Distributions	24.48%	18.75%
Return After Taxes on Distributions and Sale of Fund Shares	14.96%	15.41%
Touchstone Small Cap Core Fund — Class C
Return Before Taxes	31.10%	19.90%
Touchstone Small Cap Core Fund — Class Y
Return Before Taxes	33.50%	21.15%
Touchstone Small Cap Core Fund — Institutional
Return Before Taxes	33.60%	21.26%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	38.82%	17.96%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	London Company of Virginia d/b/a The London Company	Stephen Goddard, CFA	Managing the Fund since inception in 2009	President, CIO and Lead Portfolio Manager
		Jonathan Moody, CFA	Managing the Fund since inception in 2009	Principal and Portfolio Manager
		J. Brian Campbell, CFA	Managing the Fund since 2010	Portfolio Manager
		Mark DeVaul, CFA, CPA	Managing the Fund since 2011	Portfolio Manager

Buying and Selling Fund Shares

	Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

All classes of the Fund were closed to new accounts effective as of the close of business on September 21, 2012 (the “Closing Date”), except that the Fund continued to accept investments from certain institutional investors and systematic contributions from defined contribution and similar plans.  Additional investments will not be accepted in the Fund after the Closing Date until further notice.  Touchstone Funds reserves the right to reopen the Fund to new investors at a future date, to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy for any reason.  You may obtain additional information by calling Touchstone Securities at 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE SMALL CAP VALUE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Small Cap Value Fund (the “Fund”) seeks long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.60%	3.26%	2.52%	0.90%
Total Annual Fund Operating Expenses	1.75%	5.16%	3.42%	1.80%
Fee Waiver or Expense Reimbursement(2)	(0.37)%	(3.03)%	(2.29)%	(0.82)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(1)	1.38%	2.13%	1.13%	0.98%

(1)Expenses shown above have been restated to reflect a change to the Fund’s management fees and in the Fund’s contractual expense limits and will differ from the expenses reflected in the Fund’s annual report for the fiscal year ended September 30, 2013.

(2) Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business in order to limit annual fund operating expenses to 1.38%, 2.13%, 1.13%, and 0.98% of average monthly net assets for Classes A, C , Y  and Institutional Class shares, respectively.  This expense limitation is effective through March 23, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$707	$316	$115	$100	$216
3 Years	$1,060	$1,276	$837	$487	$1,276
5 Years	$1,437	$2,333	$1,582	$898	$2,333
10 Years	$2,490	$4,959	$3,549	$2,048	$4,959

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisor, DePrince, Race & Zollo, Inc. (“DRZ” or “Sub-Advisor”), believes have the potential for growth and that appear to be trading below their intrinsic value.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders.  For purposes of the Fund, a small capitalization company has a market capitalization of no more than $2 billion at the time of initial purchase.

DRZ employs a multi-step, “bottom up” investment process.  Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend.  DRZ then applies various valuation multiples such as price-to-earnings, price-to-book and price-to-cash flow, to find companies that it believes are trading at the low end of their historical relative valuation levels.  DRZ then conducts fundamental analysis to identify an imminent catalyst which it believes may lead to future price appreciation.  DRZ establishes relative price targets for the remaining stocks that have identifiable catalysts.  Finally, DRZ filters the results to choose stocks that it believes have the potential for growth and appear to be trading below their perceived value.  DRZ considers selling a security when its yield falls below the acceptable limit, when the valuation is no longer attractive or the fundamentals of the company or sector deteriorate.

The Fund invests in securities of companies operating in a broad range of industries.  Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.  The Fund will typically hold approximately 65 to 80 securities.  The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Portfolio Turnover Risk:  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Value Investing Risk:  A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 2000® Value Index and Russell 2000® Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Small Cap Value Fund — Class A Total Return as of December 31

Best Quarter:  Third Quarter 2009 17.14%       Worst Quarter:  Fourth Quarter 2008 (24.10)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

On June 10, 2011, Class Z shares were converted to Class A shares and performance for periods prior to the date of conversion represents the performance of Class Z shares.  Performance in the table below for periods prior to June 10, 2011 has been restated to reflect the impact of the Class A fees and expenses.  Classes C, Y shares and Institutional shares inception date is March 1, 2011.  Classes C, Y, and Institutional shares performance information is calculated using the historical performance of Class Z shares for the periods prior to March 1, 2011.  Performance for this period for Class C shares has been restated to reflect the impact of the Class C shares fees and expenses.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	5 Years	10 Years
Touchstone Small Cap Value Fund — Class A
Return Before Taxes	24.69%	16.25%	7.76%
Return After Taxes on Distributions	24.26%	16.02%	7.04%
Return After Taxes on Distributions and Sale of Fund Shares	14.27%	13.17%	6.11%
Touchstone Small Cap Value Fund — Class C
Return Before Taxes	30.34%	16.76%	7.60%
Touchstone Small Cap Value Fund — Class Y
Return Before Taxes	32.61%	17.84%	8.50%
Touchstone Small Cap Value Fund — Institutional
Return Before Taxes	32.76%	17.89%	8.53%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	34.52%	17.64%	8.61%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	38.82%	20.08%	9.07%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	DePrince, Race & Zollo, Inc.	Gregory T. Ramsby	Managing the Fund since 2010	Managing Partner and Portfolio Manager

Buying and Selling Fund Shares

	Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE TOTAL RETURN BOND FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Total Return Bond Fund (the “Fund”) seeks current income.  Capital appreciation is a secondary goal.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77  and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C	Class Y		Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None		None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%		0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None		None
Other Expenses	0.50%	0.75%	0.36%		0.25%
Total Annual Fund Operating Expenses	1.10%	2.10%	0.71%		0.60%
Fee Waiver or Expense Reimbursement(1)	(0.20)%	(0.45)%	(0.06)%		(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.90%	1.65%	0.65	%(2)	0.50%

(1) Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 0.90%, 1.65%, 0.65%, and 0.50% of average monthly net assets for Classes A, C, Y, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

(2) Expenses shown above reflect the current expense limitation agreement rates, and may differ from the expenses shown in the Fund’s annual report for the fiscal year ended September 30, 2013 due to the Advisor’s Fund level waiver.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$562	$268	$66	$51	$168
3 Years	$789	$615	$221	$182	$615
5 Years	$1,034	$1,088	$389	$325	$1,088
10 Years	$1,734	$2,396	$877	$740	$2,396

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders.  Fixed-income securities primarily consist of U.S. government obligations, corporate debt obligations, mortgage-backed securities, asset-backed securities, and non-investment-grade corporate debt obligations.  U.S. government obligations include direct government obligations and those of government agencies and instrumentalities.  Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments of U.S. corporations.  Investment-grade fixed-income securities include securities rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated by S&P or Moody’s, determined by the sub-advisor, EARNEST Partners LLC (“EARNEST” or “Sub-Advisor”), to be of comparable quality.

The Fund will generally invest at least 80% of its total assets in investment-grade debt securities, but may invest up to 20% of its total assets in non-investment-grade debt securities, which are sometimes referred to as “junk bonds”.

In selecting investments for the Fund, EARNEST employs a bottom-up investment process that seeks to maximize duration-adjusted total return by investing in market sectors or securities it considers undervalued for their risk characteristics.  EARNEST accomplishes this through the implementation of a proprietary “Gap” Framework, fundamental review and risk management process.  The first step involves a screening of the investible universe applying EARNEST’s proprietary Gap framework that evaluates expected yield levels for various sectors and securities in comparison to actual yield levels.  The Gap Framework analysis incorporates such factors as quality, duration, structure, and  the convexity of the yield curve.  The second step involves in-depth, fundamental security analysis which focuses on credit risk, cash flow risk, credit spread volatility, the historical yield relationship between a security and the corresponding benchmark, and current market technical forces (i.e. supply and demand factors).  The third and final step of the investment process integrates EARNEST’s risk management techniques and fundamental analysis to construct a portfolio that strives to minimize yield volatility.  Securities are sold once valuation targets are met, a fundamental change to EARNEST’s credit analysis occurs, or to alter the overall risk characteristics of the portfolio.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms.  In addition, these securities may make principal payments that are fixed, variable, or both.  The Fund may also invest in zero coupon securities.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Fixed Income Risk:  The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

Interest Rate Risk: As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed-income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment-grade status, which would increase the risk of holding these securities, or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the opinion of an NRSRO regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.  Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.

Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid.  Non-investment-grade debt securities may also be less liquid

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

U.S. Government Agencies Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

This Fund should only be purchased by investors seeking current income with reasonable risk to capital who can withstand share price volatility, and who seek exposure to fixed income securities.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Barclays U.S. Aggregate Bond Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Total Return Bond Fund — Class Y Total Return as of December 31

Best Quarter:  Third Quarter 2009 7.77%         Worst Quarter:  Second Quarter 2004 (2.62)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class Y shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y shares after-tax returns.

Class Y shares began operations on November 15, 1991.  Class A shares began operations on August 16, 2010 and Classes C and Institutional shares began operations on August 1, 2011.  Class A shares performance information is calculated using the historical performance of Class Y shares for periods prior to August 16, 2010.  Performance for this period has been restated to reflect the impact of the Class A shares fees and expenses.  Classes C and Institutional shares performance information is calculated using the historical performance of Class Y shares for the periods prior to August 1, 2011.  Performance for this period for Class C shares has been restated to reflect the impact of Class C shares fees and expenses.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	5 Years	10 Years
Touchstone Total Return Bond Fund — Class A
Return Before Taxes	(7.03)%	6.03%	4.15%
Touchstone Total Return Bond Fund — Class C
Return Before Taxes	(4.04)%	6.27%	3.87%
Touchstone Total Return Bond Fund — Class Y
Return Before Taxes	(2.17)%	7.35%	4.92%
Return After Taxes on Distributions	(3.42)%	5.78%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	(1.22)%	5.14%	3.20%
Touchstone Total Return Bond Fund — Institutional
Return Before Taxes	(2.03)%	7.41%	4.95%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	(2.02)%	4.44%	4.55%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	EARNEST Partners LLC	Douglas Folk, CFA	Managing the Fund since 2011	Partner
		Chris Fitze, CFA	Managing the Fund since 2011	Director

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Ultra Short Duration Fixed Income Fund (the “Fund”) seeks maximum total return consistent with the preservation of capital.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 77 and in the Fund’s Statement of Additional Information (“SAI”) on page 56.

	Class A	Class C		Class Y	Class Z		Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%		None	None		None
Wire Redemption Fee	Up to $15	Up to $15		Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%		0.25%	0.25%		0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.75	%(1)	None	0.19%		None
Other Expenses	0.33%	0.39%		0.26%	0.29%		0.27%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%		0.01%	0.01%		0.01%
Total Annual Fund Operating Expenses(2)	0.84%	1.40%		0.52%	0.74%		0.53%
Fee Waivers or Expense Reimbursement(3)	(0.14)%	(0.20)%		(0.07)%	(0.04)%		(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers or Expense Reimbursement(4)	0.70%	1.20%		0.45%	0.70	%(4)	0.40%

(1)Class C shares are authorized to pay a maximum 12b-1 fee of up to 1.00% of average daily net assets, of which up to 0.75% may be paid for distribution services and up to 0.25% may be paid for shareholder services. The Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of this prospectus.

(2)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated September 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 0.69%, 1.19%, 0.44%, 0.69%, and 0.39% of average monthly net assets for Classes A, C, Y, Z, and Institutional Class shares, respectively.  This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

(4) Expenses shown above reflect the current expense limitation agreement rates, and may differ from the expenses shown in the Fund’s annual report for the fiscal year ended September 30, 2013 due to the Advisor’s Fund level waiver.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Class Z	Institutional	Class C
1 Year	$270	$222	$46	$72	$41	$122
3 Years	$449	$423	$160	$233	$157	$423
5 Years	$643	$747	$284	$408	$283	$747
10 Years	$1,204	$1,662	$646	$915	$652	$1,662

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and cash equivalent securities including repurchase agreements and commercial paper.

The Fund invests only in investment-grade debt securities and does not invest in non-investment-grade (i.e. “high yield”) debt securities.  Investment-grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington” or “Sub-Advisor”).

In selecting investments for the Fund, Fort Washington chooses fixed-income securities that it believes are attractively priced relative to the market or to similar instruments.  In addition, Fort Washington considers the “effective duration” of the Fund’s entire portfolio.  Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates.  While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below:

Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Interest Rate Risk: As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment-grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition.   Ratings represent the opinion of an NRSRO regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.

Municipal Securities Risk:  The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy.  In addition, the ongoing issues facing the national economy may negatively impact the economic performance of issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.  Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution.  Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund’s portfolio securities.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

Portfolio Turnover Risk: The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Repurchase Agreement Risk: Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral.  However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.  Repurchase agreements are considered loans by the Fund.

U.S. Government Agencies Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and seek exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the BoA Merrill Lynch Three-Month U.S. Treasury Bill Index and BoA Merrill Lynch 1-Year Treasury Note Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Ultra Short Duration Fixed Income Fund — Class Z Total Return as of December 31

Best Quarter:  Third Quarter 2006 1.95%        Worst Quarter:  Third Quarter 2008 (0.24)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are for Class Z shares only and after-tax returns for other classes will vary.

Classes A, C shares, Y and Institutional shares’ inception date is April 12, 2012.  Classes A, C, Y and Institutional shares’ performance was calculated using the historical performance of the Class Z shares for the period from March 1, 1994 to April 12, 2012.  Performance for this period has been restated to reflect the impact of the Classes A and C shares’ fees and expenses, as applicable.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	5 Years	10 years
Touchstone Ultra Short Duration Fixed Income Fund — Class A
Return Before Taxes	(1.45)%	1.34%	2.18%
Touchstone Ultra Short Duration Fixed Income Fund — Class C
Return Before Taxes	(0.97)%	1.08%	1.67%
Touchstone Ultra Short Duration Fixed Income Fund — Class Y
Return Before Taxes	0.77%	1.84%	2.43%
Touchstone Ultra Short Duration Fixed Income Fund — Class Z
Return Before Taxes	0.54%	1.78%	2.40%
Return After Taxes on Distributions	(0.15)%	0.98%	1.28%
Return After Taxes on Distributions and Sale of Fund Shares	0.31%	1.08%	1.45%
Touchstone Ultra Short Duration Fixed Income Fund — Institutional
Return before Taxes	0.82%	1.86%	2.44%
BofA Merrill Lynch Three-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.07%	0.12%	1.68%
BofA Merrill Lynch 1-Year Treasury Note Index (reflects no deductions for fees, expenses or taxes)	0.26%	0.54%	2.07%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.	Scott D. Weston	Managing the Fund since 2008	Vice President and Senior Portfolio Manager
		Brent A. Miller, CFA	Managing the Fund since 2008	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, Y, and Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart From its Principal Investment Strategies?

Each Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds’ goals.  This defensive investing may increase a Fund’s taxable income.  A Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that any Fund will achieve its investment goal.

Portfolio Composition

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of a Fund’s “assets” in certain types of investments suggested by its name (the “80% Policy”).  For purposes of these 80% Policies, the term “assets” means net assets plus the amount of borrowings for investment purposes.  A Fund must comply with its 80% Policy at the time the Fund invests its assets.  Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but would have to make any new investments in such a way as to comply with the 80% Policy.

Change in Market Capitalization. A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities.  If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the Fund’s sub-advisor’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies.  However, this change in market capitalization could affect the Fund’s flexibility in making new investments.

The following funds have specified a market capitalization range: Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Small Cap Core Fund, and Touchstone Small Cap Value Fund.

Do the Funds have other investment strategies in addition to their principal investment strategies?

General. In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices.  These permitted investments and strategies are described in detail in the Funds’ Statement of Additional Information (“SAI”).

Lending of Portfolio Securities. The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board, including a requirement that a Fund must receive collateral equal to no less than 100% of the market value of the securities loaned.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

Other Investment Companies.  A Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.

What are the Principal Risks of Investing in the Funds?

The following is a list of principal risks that may apply to your investment in a Fund.  Further information about investment risks is available in the Funds’ SAI:

Asset-Backed Securities Risk (Touchstone Total Return Bond Fund and Touchstone Ultra Short Duration Fixed Income Fund): Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Convertible Securities Risk (Touchstone Arbitrage Fund): Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Credit Risk (Touchstone Arbitrage Fund, Touchstone International Fixed Income Fund, Touchstone Merger Arbitrage Fund, Touchstone Total Return Bond Fund, and Touchstone Ultra Short Fixed Income Fund): The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due.  This may cause the issuer’s securities to decline in value.  Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

Depositary Receipts Risk (Touchstone Arbitrage Fund, Touchstone Emerging Markets Equity Fund, Touchstone Merger Arbitrage Fund, and Touchstone Premium Yield Equity Fund): Foreign receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Derivatives Risk (Touchstone International Fixed Income Fund): In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  Derivative instruments involve risks different from direct investments in underlying securities.  These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid.  Using derivatives can increase the volatility of the Fund’s share price.  For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage.  Leverage may accelerate or exaggerate losses relative to a direct investment in the underlying assets.  Derivatives may, for federal income tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund’s assets and defer recognition of certain of the Fund’s losses.  The Fund’s ability to invest in derivatives may be restricted by certain provisions of the federal income tax laws relating to the Fund’s qualification as a regulated investment company. Finally, the Fund may be exposed to additional risks as a result of investing in a derivative position as opposed to that position’s underlying investment. For example, the Fund could be exposed to liquidity risk if it is unable to close or liquidate a derivative position in a timely manner; or the Fund could be exposed to counter-party risk if the transaction’s counterparty is unable to meet its obligations: such as failing to make required payments.

Emerging Markets Risk (Touchstone Emerging Markets Equity Fund, Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund, and Touchstone Premium Yield Equity Fund): Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Securities Risk (All Funds except  Touchstone International Fixed Income Fund, Touchstone Total Return Bond Fund, and Touchstone Ultra Short Duration Fixed Income Fund): A Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Historically, the equity markets have moved in cycles.  The value of the Fund’s equity securities may fluctuate from day to day.  Individual companies may report poor results or be negatively affected by industry or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

•                  Large-Cap Risk (Touchstone Arbitrage Fund, Touchstone Merger Arbitrage Fund, Touchstone Emerging Markets Equity Fund, Touchstone Premium Yield Equity Fund, and Touchstone Sands Capital Select Growth Fund):  The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid-Cap Risk (Touchstone Arbitrage Fund, Touchstone Merger Arbitrage Fund, Touchstone Emerging Markets Equity Fund, Touchstone Premium Yield Equity Fund, Touchstone Mid Cap Fund, and Touchstone Mid Cap Value Fund):  The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•                  Small-Cap Risk (Touchstone Arbitrage Fund, Touchstone Merger Arbitrage Fund, Touchstone Emerging Markets Equity Fund, Touchstone Premium Yield Equity Fund, Touchstone Small Cap Core, and Touchstone Small Cap Value Fund):  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, and may be dependent upon a small or inexperienced management group.  In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Fixed Income Risk (Touchstone Arbitrage Fund, Touchstone International Fixed Income Fund, Touchstone Merger Arbitrage Fund, Touchstone Total Return Bond Fund, and Touchstone Ultra Short Duration Fixed Income Fund): The market value of fixed-income investments changes in response to interest rate changes and other factors.  During periods of falling interest rates, the values of fixed-income securities generally rise and during periods of rising interest rates, the values of those securities generally fall.  While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

Foreign Securities Risk (Touchstone Arbitrage Fund, Touchstone Emerging Markets Equity Fund, Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund, Touchstone Merger Arbitrage Fund, Touchstone Premium Yield Equity Fund, and Touchstone Small Cap Value Fund): Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.

Forward Currency Exchange Contract Risk (Touchstone Emerging Markets Equity Fund, Touchstone Global Real Estate Fund, and Touchstone International Fixed Income Fund): A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Growth Investing Risk (Touchstone Sands Capital Select Growth Fund):  Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Interest Rate Risk (Touchstone International Fixed Income Fund, Touchstone Total Return Bond Fund, and Touchstone Ultra Short Duration Fixed Income Fund): As interest rates rise, the value of fixed income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk (Touchstone International Fixed Income Fund, Touchstone Total Return Bond Fund, and Touchstone Ultra Short Duration Fixed Income Fund): Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below-investment-grade status, which would increase the risk of holding these securities.  Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Management Risk (All Funds): In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Merger Arbitrage Risk (Touchstone Arbitrage Fund and Touchstone Merger Arbitrage Fund): Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

Mortgage-Backed Securities Risk (Touchstone Total Return Bond Fund and Touchstone Ultra Short Duration Fixed Income Fund):  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to a Fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.  In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

Municipal Securities Risk (Touchstone Ultra Short Duration Fixed Income Fund):  The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy.  In addition, the ongoing issues facing the national economy may negatively impact the economic performance of issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.  Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution.  Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund’s portfolio securities.

Non-Diversification Risk (Touchstone Arbitrage Fund, Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Merger Arbitrage Fund, and Touchstone Small Cap Core Fund): Subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company.  Because a higher percentage of the Fund’s holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Non-Investment-Grade Debt Securities Risk (Touchstone Arbitrage Fund, Touchstone International Fixed Income Fund, Touchstone Global Real Estate Fund, Touchstone Merger Arbitrage Fund, Touchstone Sands Capital Select Growth Fund, and Touchstone Total Return Bond Fund):  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that a Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment-grade debt securities has historically had more frequent and larger price changes than the markets for other securities.  Non-investment-grade debt securities can also be more difficult to sell for good value. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process.

Other Investment Companies Risk (Touchstone Arbitrage Fund and Touchstone Merger Arbitrage Fund):  The risks of investment in other investment companies typically reflect the risk of the types of securities in which the investment companies invest.  The value of the shares of closed-end investment companies may be lower than the value of the portfolio securities held by the closed-end investment company.  When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as its share of the Fund’s fees and expenses.  There may also not be an active trading market available for shares of some closed-end funds.  Additionally, trading of closed-end fund shares may be halted or delisted by the listing exchange.

Portfolio Turnover Risk (Touchstone Arbitrage Fund, Touchstone Merger Arbitrage Fund, Touchstone Small Cap Value Fund and Touchstone Ultra Short Duration Fixed Income Fund):  Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the sub-advisor determines that it would be in the Fund’s best interest to do so.  It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the sub-advisor’s control.  These transactions will increase a Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period.  High turnover rates generally result in higher brokerage costs to a Fund and in the realization of substantial capital gains, including net short-term capital gains, which when distributed are taxable to shareholders for federal income tax purposes as ordinary income. Higher portfolio turnover may reduce the Fund’s returns.

Preferred Stock Risk (Touchstone Arbitrage Fund, Touchstone Emerging Markets Equity Growth Fund, Touchstone Global Real Estate Fund, and Touchstone Merger Arbitrage Fund): Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Prepayment Risk (Touchstone Total Return Bond Fund and Touchstone Ultra Short Duration Fixed Income Fund): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security, and its cash flow projections. Prepayment risk is more prevalent during periods of falling interest rates. When interest rates are lower it is more likely that the borrower will refinance the loan that is included in the security. This means the Fund would receive a larger-than-expected cash flow and it must then reinvest when yields have fallen (i.e., at a rate lower than the rate paid by the previous security). Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

Real Estate Industry Risk (Touchstone Global Real Estate Fund and Touchstone Premium Yield Equity Fund):  Since the Fund’s investments are concentrated in the real estate industry, they are subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be similarly impacted by market conditions, legislative or regulatory changes, or competition. Risks associated with investments in the real estate industry include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws.  The securities of issuers that own, construct, manage or sell commercial real estate (e.g. shopping malls, office buildings, apartment buildings, warehouses, hotels, etc.) may be affected by economic conditions, generally, and specifically by changes in real estate values and property taxes, overbuilding, variations in rental income and vacancy rates in terms of supply and demand, interest rates and changes in tax and regulatory requirements, such as those relating to the environment.  Performance of a particular real estate security also may depend on the structure, cash flow, and management skill of the particular company.  The real estate industry is particularly sensitive to economic downturns.  The values of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.

REITs Risk (Touchstone Global Real Estate Fund and Touchstone Premium Yield Equity Fund): REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

Repurchase Agreement Risk (Touchstone Ultra Short Duration Fixed Income Fund): Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral.  However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.  Repurchase agreements are considered loans by the Fund.

Rule 144A Securities Risk (Touchstone Arbitrage Fund): Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

Short Sale Risk (Touchstone Arbitrage Fund and Touchstone Merger Arbitrage Fund):  Short sales are transactions in which the Fund sells a security it does not own. Short sales may also be used as part of an arbitrage strategy in which a Fund purchases one security while simultaneously short selling a related security in order to capture the price discrepancies between the two securities. For example, a Fund may purchase an issuer’s convertible bond while simultaneously short selling that issuer’s common stock.  To close the transaction, the Fund must purchase the security that was being sold short in order to make delivery to the buyer.

If a Fund is only short selling the security and not engaging in an arbitrage strategy, then it is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be higher or lower than the price at which the security was sold by the Fund.  If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction.  Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security.  Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.  The Fund is also required to segregate or earmark other assets on its books to cover its obligation to return the security to the lender, which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.  The Fund’s investment performance may also suffer if the Fund is required to close-out a short position earlier than it had intended.  This would occur if the securities lender required the Fund to deliver the borrowed securities and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the securities by other means.  In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  These expenses negatively impact the performance of the Fund.  For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold.  This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale.  When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements.  However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction.  To the extent that the interest rate or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted.  These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

If a Fund is using short sales as part of an arbitrage strategy, then in addition to the risks above it is also exposed to the risk that both the short position and long position may simultaneously decline in their respective values, thereby increasing the potential losses to the Fund when compared with just a long only or short only position.

Sovereign Debt Risk (Touchstone International Fixed Income Fund): The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt.  Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.  Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank, and other international agencies.  If a foreign sovereign defaults on all or a portion of its foreign debt, the Fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.

Value Investing Risk (Touchstone Small Cap Value Fund and Touchstone Mid Cap Value Fund): A value oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

U.S. Government Agencies Securities Risk (Touchstone Total Return Bond Fund and Touchstone Ultra Short Duration Fixed Income Fund):  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at www.TouchstoneInvestments.com.

THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994.  As of December 31, 2013, Touchstone Advisors had approximately $20.5 billion in assets under management.  As the Funds’ Advisor, Touchstone Advisors reviews, supervises, and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board of Trustees.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•                  Level of knowledge and skill

•                  Performance as compared to its peers or benchmark

•                  Consistency of performance over 5 years or more

•                  Level of compliance with investment rules and strategies

•                  Employees’ facilities and financial strength

•                  Quality of service

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds.  Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets.  If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2013.  Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Annual Fee Rate
Touchstone Arbitrage Fund	1.05% of average daily net assets
Touchstone Emerging Markets Equity Fund	1.00% of average daily net assets
Touchstone Global Real Estate Fund	0.80% of average daily net assets
Touchstone International Fixed Income Fund	0.55% of average daily net assets
Touchstone Merger Arbitrage Fund	1.05% of average daily net assets
Touchstone Mid Cap Fund	0.80% of average daily net assets
Touchstone Mid Cap Value Fund	0.84% of average daily net assets
Touchstone Premium Yield Equity Fund	0.68% of average daily net assets
Touchstone Sands Capital Select Growth Fund	0.78%* of average daily net assets

Fund	Annual Fee Rate
Touchstone Small Cap Core Fund	0.85% of average daily net assets
Touchstone Small Cap Value Fund	0.90% of average daily net assets
Touchstone Total Return Bond Fund	0.35% of average daily net assets
Touchstone Ultra Short Duration Fixed Income Fund	0.25% of average daily net assets

*The Touchstone Sands Capital Select Growth Fund’s base advisory fee is 0.85% on the first $1 billion of assets, 0.80% on the next $500 million of assets, 0.75% on the next $500 million of assets and 0.70% on assets above $2 billion, and this fee may range from 0.55% to 1.00% depending on the Fund’s performance relative to the Russell 1000 Growth Index.  Fee adjustments apply if the Fund outperforms or underperforms its benchmark by 2.50% or more over the performance period.

Touchstone Advisors and Sands Capital Management will receive performance fees (as described above) if the relevant benchmark index is surpassed, and the base fee will be adjusted downward for negative performance.  Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Touchstone Sands Capital Select Growth Fund’s underperformance or outperformance of the market.  The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months.  This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee.  Because any adjustment to the Fund’s base advisory fee is based upon the Fund’s performance compared to the investment record of the Russell 1000 Growth Index, a performance adjustment will be made not when the Fund’s performance is up or down, but when it is up or down more or less than the performance of the Russell 1000 Growth Index.  For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund’s net asset value per share at the beginning of the period.  This percentage is equal to the sum of: (i) the change in the Fund’s net asset value per share during the period; (ii) the value of the Fund’s cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains.  The investment record for the Russell 1000 Growth Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for the Board of Trustees’ approval of the Funds’ advisory and sub-advisory agreements, can be found in the Trust’s March 31, 2013 Semi-Annual Report; an updated discussion will also be included in the Trust’s March 31, 2014 Semi-Annual Report.

Fort Washington is an affiliate of Touchstone Advisors.  Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund’s Sub-Advisor.  The Board of Trustees reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Sub-Advisors and Portfolio Managers

AGF Investments America, Inc. (“AGF”), located at 53 State Street, Suite 1301, Boston, MA, 02109, serves as the sub-advisor to the Touchstone Emerging Markets Equity Fund.  As the sub-advisor, AGF makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. AGF Management Limited, the ultimate parent company for AGF, was founded in 1957 and its non-voting shares are listed on the Toronto Stock Exchange.  AGF was formed in 2009 to provide investment management services in the United States of America.  Mr. Way is dually employed by both AGF and AGF Investments, Inc., under the parent company AGF Management Limited. As of December 31, 2013, AGF’s parent company, AGF Management Limited, had approximately $33.3 billion in assets under management.

Touchstone Emerging Markets Equity Fund

Stephen Way, CFA, Senior Vice President and Portfolio Manager since 2004, joined AGF Investments Inc. in 1987.  In addition to his current role, he opened AGF International Advisors Company Limited, AGF’s Dublin subsidiary, in 1991 and served as its Managing Director from 1991 to 1994.  Stephen was appointed as a portfolio manager for the Sub-Advisor, AGF, in 2009 focusing on the emerging markets mandate.

DePrince, Race & Zollo, Inc. (“DRZ”), located at 250 Park Avenue South, Suite 250, Winter Park, FL, 32789, serves as sub-advisor to the Touchstone Small Cap Value Fund.  As sub-advisor, DRZ makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. DRZ is an independently-owned investment advisor founded in 1995 by Gregory M. DePrince, John D. Race, and Victor A. Zollo.  As of December 31, 2013, DRZ had approximately $8.3 billion in assets under management.

Touchstone Small Cap Value Fund

Gregory T. Ramsby, Managing Partner and Portfolio Manager, joined DRZ in 1996.  Prior to joining DRZ, Mr. Ramsby was employed at First Union Capital Management as an equity analyst and Associate Portfolio Manager.  Prior to that, he was an equity analyst at Nations Bank Investment Management.  Mr. Ramsby received his Bachelor of Science in Finance from Oglethorpe University and Masters of Business Administration from the University of Notre Dame.

EARNEST Partners LLC (“EARNEST”), located at 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309, serves as the sub-advisor to the Total Return Bond Fund.  As the sub-advisor, EARNEST makes investment decisions for the Funds and also monitors compliance with the Funds’ investment policies and guidelines. EARNEST was founded in 1998 and is independently owned and operated.  EARNEST is controlled by Paul Viera.  Westchester Limited, LLC owns greater than 75% of EARNEST and is controlled by Paul Viera. As of December 31, 2013, EARNEST had approximately $24.9 billion in assets under management.

Touchstone Total Return Bond Fund

Paul Viera, CEO and Partner, founded EARNEST.  Previously he served as Global Partner and senior member of Invesco’s investment team and Vice President at Bankers Trust.  He has over 30 years of investment experience.

Douglas Folk, CFA, Partner, has been with EARNEST since 1999.  His prior experience includes ten years of portfolio management with Southern Farm Bureau Life Insurance Company, where he was responsible for the company’s fixed-income portfolio.  He has over twenty years of investment experience.

Chris Fitze, CFA, Director, is part of the Investment Management team and has been with EARNEST since 2003.  He has over nine years of investment experience.

Fort Washington Investment Advisors, Inc. (“Fort Washington”), located at 303 Broadway, Suite 1200, Cincinnati, OH 45202, serves as the sub-advisor to the Touchstone Ultra Short Duration Fixed Income Fund.  As the sub-advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Touchstone Funds’ investment policies and guidelines.  Fort Washington is controlled by Western & Southern.  Ms. McGruder may be deemed to be an affiliate of Fort Washington. As of December 31, 2013, Fort Washington had approximately $46.3 billion in assets under management.

Touchstone Ultra Short Duration Fixed Income Fund

Scott D. Weston, Vice President and Senior Portfolio Manager, joined Fort Washington in September 1999.  He is also Fort Washington’s lead sector specialist in mortgage-backed and asset-backed securities.  Mr. Weston is a graduate of the University of Utah with a BS in Finance and the University of Cincinnati with an MBA in Finance.  He has investment experience dating back to 1992.

Brent A. Miller, CFA, Portfolio Manager, joined Fort Washington in June 2001.  He became a portfolio manager in 2008 and was an assistant portfolio manager prior to 2008.  Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics.  He has investment experience dating back to 1999.

Forum Securities Limited (“Forum Securities”), located at 1700 E. Putnam Avenue, Suite 205, Old Greenwich, CT 06870, serves as sub-advisor to the Touchstone Global Real Estate Fund. Forum was founded in 1994 and is a subsidiary of Forum Holdings Limited and an affiliate of Forum Partners Investment Management LLC.  The Forum entities, in their entirety, are wholly owned by employees. Forum Securities manages private investment accounts for institutions and family offices, with an investment focus on long-only and hedged global real estate public securities strategies. As sub-advisor, Forum Securities makes investment decisions for the Fund within the Fund’s investment policies and guidelines. As of December 31, 2013, Forum Securities had approximately $481.6 million of assets under management.

Touchstone Global Real Estate Fund

Dan Pine, Managing Director and the head of Forum Securities’ office in Greenwich, Connecticut. He has day-to-day responsibility for all portfolio decisions across Forum Securities strategies. Mr. Pine has a history of successful real estate securities investing and 32 years of investment experience. Prior to joining Forum Securities in 2009, Mr. Pine was a Managing Director at Citi Property Investors (“CPI”) and the head of CPI’s Global Real Estate Securities team for five years. Mr. Pine previously worked at AllianceBernstein for eight years, where he was Senior Vice President of Real Estate Research and Portfolio Management. Prior to his position at AllianceBernstein, Mr. Pine was Senior Vice President at Desai Capital Management, where he was responsible for public and private investments in real estate, consumer and health care companies. Mr. Pine is a graduate of the University of Pennsylvania where he did post-graduate work in evolutionary biology. He holds the Chartered Financial Analyst designation.

Jana Sehnalova, Managing Director and Global Portfolio Manager with 13 years of real estate and equities experience. Ms. Sehnalova joined Forum Securities in 2009 and is currently based in its office in Singapore. Before joining Forum Securities, Ms. Sehnalova worked for five years as a portfolio manager and an international analyst in the Global Real Estate Securities team at Citi Property Investors. Prior to this position, she worked at European Investors Inc. for three years. Ms. Sehnalova holds an LLM in law (summa cum laude) from Charles University’s Faculty of Law in Prague, Czech Republic. She also holds an MBA from the University of Economics in Prague.

Douglas Funke, Managing Director and Global Portfolio Manager with Forum Securities based in Greenwich with 20 years of real estate investment experience. Prior to joining Forum Securities in 2012, Mr. Funke spent 6 years as a Managing Director at BeachStreet Capital where he advised hedge funds, institutional money managers, high net worth clients and public and private companies on real estate and real estate related matters. Prior to this position, Mr. Funke spent 12 years at Morgan Stanley, most recently, as a Managing Director and Co-Portfolio Manager of Morgan Stanley Investment Management’s US Real Estate Fund.  Mr. Funke holds an AB in Economics and Political Science from the University of Chicago.

GAM International Management Limited (“GAM International”), located at 12 St. James’s Place, London, SW1A 1NX, serves as the sub-advisor to the Touchstone International Fixed Income Fund.  As the sub-advisor, GAM International makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. GAM International is a wholly owned subsidiary of GAM Group AG, which is in turn a wholly-owned subsidiary of GAM Holding AG.  As of June 30, 2013, GAM International had approximately $123.2 billion in assets under management.

Touchstone International Fixed Income Fund

Daniel Sheard, Investment Manager, is joint lead manager of the absolute return bond family of funds and is lead manager on various long only fixed income mandates.  He joined GAM International’s predecessor firm in July 2006 as Deputy Chief Investment Officer and became Chief Investment Officer in January 2008.  He previously worked at Prudential M&G, where he was a director of the Institutional Fixed Income group.  He is a charter holder of the Chartered Institute of Bankers.  He has over 23 years of investment experience.

Tim Haywood, Investment Director - Business Unit Head, is joint lead manager of the Absolute Return family of funds and is lead manager on various Long Only fixed income mandates.  He joined GAM International’s predecessor firm in January 1998 from Orient Overseas International Ltd in Hong Kong, where he was CIO.  He has over 22 years of investment experience.

Jack Flaherty, Investment Director, is responsible for the Absolute Return family of funds and various long only fixed income mandates. Prior to joining GAM in November 2008, Jack was a director at BNP Paribas. He was previously global co-head of credit fixed income and global head of emerging markets at UBS (O’Connor & Associates), and has also worked as a managing director at Barclays Capital in charge of credit fixed income. Jack holds a BA from the University of Illinois, an MBA from the University of Chicago and the Series 7, 63 and 24 qualifications. He is based in New York.

Lee Munder Capital Group, LLC (“LMCG”), located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as the sub-advisor to the Touchstone Mid Cap Value Fund.  As the sub-advisor, LMCG makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. LMCG was founded in 2000.  Convergent Capital Management, LLC and Rednum Family Investments, LP each owns greater than 25% of LMCG while the rest is owned by employees. As of December 31, 2013, LMCG had approximately $6.5 billion in assets under management and advisement.

Touchstone Mid Cap Value Fund

Donald Cleven, CFA, Portfolio Manager, joined LMCG in 2002.  From inception of LMCG’s Mid Cap Value Strategy in 2005 through 2007, Mr. Cleven was an associate portfolio manager.  He was named co-portfolio manager on the Fund at its inception in 2009 and was named portfolio manager in 2010.  Previously he was an investment analyst for American Century Investments and performed research on small-cap value equities for Reams Asset Management.

London Company of Virginia d/b/a The London Company (“TLC”), located at 1801 Bayberry Court, Suite 301, Richmond, VA, 23226, serves as sub-advisor to the Touchstone Small Cap Core Fund and Touchstone Mid Cap Fund.  As sub-advisor, TLC makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. TLC was founded in 1994 and is majority employee owned.  Stephen Goddard may be deemed to be a control person of TLC through his ownership in TLC Holdings LLC, which owns 75% of TLC. As of December 31, 2013, TLC had approximately $8.4 billion in assets under management.

Touchstone Mid Cap Fund and Touchstone Small Cap Core Fund

Stephen Goddard, CFA, President, CIO and Lead Portfolio Manager, founded The London Company in 1994.  Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter.  He has over 24 years of investment experience.

Jonathan Moody, CFA, Principal and Portfolio Manager, joined The London Company in 2002.  Previously, he founded Primary Research Group.  He has over 20 years of investment experience.

J. Brian Campbell, CFA and Portfolio Manager, joined The London Company in 2010.  Previously he spent six years as

Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management.  He has over 10 years of investment experience.

Mark E. DeVaul, CFA, CPA and Portfolio Manager, joined The London Company in 2011.  Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments.  He has over 15 years of investment experience.

Longfellow Investment Management Co. (“Longfellow”), located at 20 Winthrop Square, Boston, MA 02110, serves as sub-advisor to the Touchstone Arbitrage Fund and Touchstone Merger Arbitrage Fund.  As sub-advisor, Longfellow makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  Longfellow was founded in 1986 and is 100% employee owned.  David W. Seeley, Barbara J. McKenna, John E. Villela, David C. Stuehr, and Michelle L. Martin are the owners of the firm. As of December 31, 2013, Longfellow had approximately $6.5 billion in assets under management.

Touchstone Arbitrage Fund and Touchstone Merger Arbitrage Fund

Barbara J. McKenna, CFA, Principal and Portfolio Manager, has over 20 years of fixed-income investment experience.  Prior to joining Longfellow, from 2001 to 2005, Ms. McKenna was a director and senior portfolio manager at State Street Research, responsible for managing $14 billion of institutional fixed-income accounts.  As director of corporate bond strategy, she was responsible for directing and leading the implementation of corporate bond strategy across all mandates.

David C. Stuehr, CFA, Principal, Portfolio Manager, and Senior Analyst since September 2009, has over 25 years of investment experience.  From 2005 to 2009, he was a portfolio manager and analyst at Hanover Strategic Management.  Prior to his tenure there, he served as a portfolio manager at Seneca Capital Management, where he was responsible for the firm’s high-yield investment portfolio.  Prior to joining Seneca, from 1990 to 2001, Mr. Stuehr was a Partner with Standish, Ayer & Wood, serving as a portfolio manager and Director of Corporate Bond Research.

John E. Villela, CFA, Principal, Portfolio Manager, and Senior Analyst, has over 15 years of investment industry experience.  Prior to joining Longfellow in 2005, Mr. Villela was a portfolio analyst at State Street Research & Management Company from 2003 to 2005, where he focused on credit assets and short/intermediate duration accounts.  From 1999 to 2003, Mr. Villela was a trader at Standish Mellon Asset Management, specializing in credit, asset backed securities, and government and fixed income derivatives.

Alexander R. Graham, CAIA Portfolio Manager and Senior Analyst, joined Longfellow in 1997.  He has served as Senior Analyst since 2006 and Portfolio Manager since 2011.  Prior to joining Longfellow, he worked in portfolio accounting at Boston Safe Deposit & Trust and worked in client service at Pioneer Group.

Miller/Howard Investments Inc. (“Miller/Howard”), located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund.  As sub-advisor, Miller/Howard makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Miller/Howard was founded in 1984 and is owned by Lowell G. Miller, Helen Hamada, John E. Leslie III, Lee S. Chun, and Bryan J. Spratt.  As of December 31, 2013, Miller/Howard had approximately $6.7 billion in assets under management.

Miller/Howard’s Socially Responsible Investing Guidelines. Socially Responsible Investing (“SRI”) is a commonly-used phrase which involves the integration of environmental, social, and corporate governance (“ESG”) criteria with financial standards when making investment decisions.  Miller/Howard believes, as do many others, that this integrated approach provides a framework for achieving better long-term investment returns while building sustainable global economies and markets.

Many industry professionals hold that all companies, through their business activities, can be analyzed with ESG criteria, resulting in a profile that can be compared to others with regard to their corporate citizenship.  Miller/Howard’s social research involves a comprehensive process that uses exclusion and inclusion screens, case-by-case analysis, and assertion of basic principles of fairness and environmental stewardship.  A company must pass Miller/Howard’s social evaluation in order to be eligible for investment.  Miller/Howard views this extra layer of due diligence as a risk control measure.

The main factors considered for each potential investment are governance and ethics; environmental record; workplace issues; human rights, especially regarding international operations; products and services and their contribution to revenues.  Miller/Howard does not invest in companies that produce alcohol, tobacco, gambling equipment or firearms.  Companies whose sales of such products are ancillary such as restaurants, hotels, convenience stores or other similar entities are not automatically excluded.  Miller/Howard also does not invest in companies involved in nuclear power production or companies that have a history of environmental negligence or a pattern of violations of environmental regulations.

A company must meet Miller/Howard’s basic social criteria to be eligible for investment; however, the final investment decision takes into consideration the financial and social profile of each candidate.

Touchstone Premium Equity Yield Fund

Lowell G. Miller is Founder, President, Chief Investment Officer and Director of Research for Miller/Howard Investments, which was founded in 1984.  He has investment experience dating back to 1977.

John E. Leslie III, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004.  Prior to joining Miller/Howard Investments, Jack was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (Division of M&T Bank) and Dewey Square Investors (Division of UAM).  He has investment experience dating back to 1984.

Bryan J. Spratt, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004.  Prior to joining Miller/Howard Investments, from 2001 through 2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds.  He has investment experience dating back to 1990.

Roger G. Young, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2008.  Prior to joining Miller/Howard Investments, Roger was a portfolio manager for the Kenneth King Foundation from 2003 to 2007 and was President of Young Asset Adviser, Inc. from 2007 to 2008.  He has been a portfolio manager of the Fund since February 2009.  He has investment experience dating back to 1971.

Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as sub-advisor to the Touchstone Sands Capital Select Growth Fund.  As sub-advisor, Sands Capital makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Sands Capital Management is controlled by Frank M. Sands, Sr., Frank M. Sands, Jr., and Marjorie R. Sands.  As of December 31, 2013, Sands Capital had approximately $42 billion in assets under management.

Touchstone Sands Capital Select Growth Fund

Frank M. Sands, Jr., CFA, Chief Investment Officer and Chief Executive Officer, joined Sands Capital Management in June 2000.  Prior to 2008, Mr. Sands, Jr. was President, Director of Research and Sr. Portfolio Manager.  He has investment experience dating back to 1994.

Additional Information. The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in their managed Funds.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase. Each Fund offers the following classes of shares.

Fund	Class A	Class C	Class Y	Class Z	Institutional
Touchstone Arbitrage Fund	X	X	X		X
Touchstone Emerging Markets Equity Fund	X	X	X		X
Touchstone Global Real Estate Fund	X	X	X		X
Touchstone International Fixed Income Fund	X	X	X		X
Touchstone Merger Arbitrage Fund	X	X	X		X
Touchstone Mid Cap Fund	X	X	X	X	X
Touchstone Mid Cap Value Fund	X	X	X		X
Touchstone Premium Yield Equity Fund	X	X	X
Touchstone Sands Capital Select Growth Fund	X	X	X	X
Touchstone Small Cap Core Fund	X	X	X		X
Touchstone Small Cap Value Fund	X	X	X		X
Touchstone Total Return Bond Fund	X	X	X		X
Touchstone Ultra Short Duration Fixed Income Fund	X	X	X	X	X

Class A Shares

The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee.

Class A Sales Charge. The following tables show the amount of front-end sales charge you will pay on purchases of Class A shares for the Funds.  The amount of front-end sales charge is shown as a percentage of (1) offering price; and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.  The first table applies to all Funds except Touchstone International Fixed Income Fund, Touchstone Total Return Bond Fund, and Touchstone Ultra Short Duration Fixed Income Fund.

All Funds except International Fixed Income Fund, Total Return Bond Fund, and Ultra Short Duration Fund

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Touchstone International Fixed Income Fund and Touchstone Total Return Bond Fund

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as Percentage of Offering Price
Under $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as Percentage of Offering Price
Under $50,000	2.00%	2.01%	1.75%
$50,000 but less than $100,000	1.50%	1.52%	1.25%
$100,000 but less than $250,000	1.00%	1.01%	0.85%
$250,000 but less than $500,000	0.50%	0.50%	0.40%
$500,000 or more	0.00%	0.00%	None

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund ($500,000 for Ultra Short Duration Fixed Income Fund).  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed, if a commission was paid by Touchstone Securities to a participating unaffiliated broker-dealer.  There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule.  In addition, there is no front-end sales charge on the following purchases:

•         Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone Securities.

•         Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

•         Purchases by a trust department of any financial institution serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.

•         Purchases through a broker-dealer, investment advisor, or financial planner that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs or fee-based wrap or asset allocation programs.

•         Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets.  This waiver applies to any investing employee benefit plan meeting the minimum eligibility requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts.  The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.

•         Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

•         Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*        Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children,

mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program without the imposition of a sales charge.  The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be satisfied at the time of purchase.  For direct purchases through Touchstone Securities you may apply for a waiver by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•         an individual, an individual’s spouse, or an individual’s children under the age of 21; or

•         a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

•         employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

•         an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•         Individual accounts

•         Joint tenant with rights of survivorship accounts

•         Uniform gift to minor accounts (“UGTMA”)

•         Trust accounts

•         Estate accounts

•         Guardian/Conservator accounts

•         IRA accounts, including Traditional, Roth, SEP and SIMPLE

•         Coverdell Education Savings Accounts

Rights of Accumulation Program. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the

Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  If you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), then your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint.  You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class C shares are subject to a Rule 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.  In most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more.  Therefore, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined.

Class Y Shares

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class Y shares are not subject to a Rule 12b-1 fee or CDSC.

Institutional Class Shares

Institutional Class shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC.

Class Z Shares

Class Z shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Class Z shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

12b-1 Distribution Plans.  Each Fund offering Class A shares and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  The Touchstone Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of this prospectus.  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries.  Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency and/or shareholder servicing activities.  These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees).  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.  Although the Funds may use financial firms that sell the Funds’ shares to effect portfolio transactions for the Funds, the Funds and Touchstone Advisors will not consider the sale of a Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

Shareholder Servicing Plan.  The Trust has adopted a shareholder services plan (the “Plan”) with respect to the Class Z shares of the Touchstone Mid Cap Fund, the Touchstone Sands Capital Select Growth Fund, and the Touchstone Ultra Short Duration Fixed Income Fund, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers.  Under the Plan, the Trust (or the Trust’s agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent.  For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations (“Service Providers”) who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

For Classes A and C shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial advisor.

Class Y shares are available through certain financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

Class Z shares are available through a financial intermediary or financial institutions such as retirement plans, fee based platforms, and brokerage accounts (who may impose transaction charges in addition to those described in this prospectus).  Class Z shares are not available directly from Touchstone Securities and may not be available through certain financial intermediaries who do not have appropriate agreements in place with Touchstone Securities.

For Institutional Class shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone Securities, your financial advisor, or your financial institution, or by visiting our website at www.TouchstoneInvestments.com.  For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.)  Touchstone may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

•                  Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

•                  Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

•                  Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•                  You may also open an account through your financial advisor.

By wire or Automated Clearing House (“ACH”)

•                  You may open an account by purchasing shares by wire or ACH transfer.  Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.

•                  Touchstone will not process wire or ACH purchases until it receives a completed investment application.

•                  There is no charge imposed by the Funds to make a wire or ACH purchase.  Your bank, financial institution or processing organization may charge a fee to send a wire purchase to Touchstone Securities.

Through your financial institution

•                  You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone Securities.

•                  Your financial institution will act as the shareholder of record of your shares.

•                  Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•                  Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.

•                  Your financial institution may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.

•                  Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this prospectus.

By exchange. All share classes of the Touchstone Ultra Short Duration Fixed Income Fund are prohibited from being exchanged into any other Touchstone Fund.  Other Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

•                  Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

•                  Class C shares may be exchanged into Class C shares of any other Touchstone Fund and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

•                  Class Y shares and Institutional Class shares of the Funds are exchangeable for Class Y shares and Institutional Class shares of other Touchstone Funds, respectively, as long as investment minimums and proper selling agreement requirements are met.  Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.

•                  Class Z shares may be exchanged into any other existing Class Z shares of a Touchstone Fund at NAV or any Touchstone Fund’s Class A shares at NAV. Class Z shares may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund - Institutional Class shares.

•                  Classes A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state; such an exchange can be accommodated by their financial institution or financial intermediary.  Please see the Statement of Additional Information for more information under “Choosing a Class of Shares.”  You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

•                  Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•                  If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•                  If you purchased Class A shares for $1 million or more at NAV and compensation was paid to a broker-dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•                  You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•                  You may realize taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Distributions and Taxes-Federal Income Tax Information” for more information and the federal income tax consequences of such an exchange.

Through retirement plans. You may invest in certain Funds through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•                  Traditional Individual Retirement Accounts (“IRAs”)

•                  Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

•                  Spousal IRAs

•                  Roth Individual Retirement Accounts (“Roth IRAs”)

•                  Coverdell Education Savings Accounts (“Education IRAs”)

•                  Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

•                  Defined benefit plans

•                  Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•                  457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a Processing Organization. You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone.  The Authorized Processing Organization may:

• Charge a fee for its services

• Act as the shareholder of record of the shares

• Set different minimum initial and additional investment requirements

• Impose other charges and restrictions

• Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. ET, are processed at that day’s public offering price.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day.  It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

•                  Complete the investment form provided with a recent account statement.

•                  Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

•                  Write your account number on the check.

•                  Either: (1) Mail the check with the investment form to Touchstone Securities; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement.  Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone Securities.

•                  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

Through Touchstone Securities — By telephone or Internet

•                  You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•                  You may also sell or exchange your shares online via the Touchstone Funds’ website. You may only sell shares over the telephone or via the Internet if the amount is less than $100,000.

•                  To sell your Fund shares by telephone, call Touchstone Securities at 1.800.543.0407.

•                  Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet.

•                  If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

•                  Interruptions in telephone or Internet service could prevent you from selling your shares when you want to. When you have difficulty making telephone or internet sales, you should mail to Touchstone Securities (or send by overnight delivery), a written request for the sale of your shares.

•                  In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

•                  Requiring personal identification.

•                  Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

•                  Mailing checks only to the account address shown on Touchstone Securities’ records.

•                  Directing wires only to the bank account shown on Touchstone Securities’ records.

•                  Providing written confirmation for transactions requested by telephone.

•                  Digitally recording instructions received by telephone.

Through Touchstone Securities — By wire or ACH

•                  Contact Touchstone Securities, your financial advisor or your financial institution for further instructions.

•                  Contact your bank and ask it to wire or ACH funds to Touchstone Securities.  Specify your name and account number when remitting the funds.

•                  Your bank may charge a fee for handling wire transfers.  ACH transactions take 2-3 business days but can be transferred from most banks without a fee.

•                  If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at www.TouchstoneInvestments.com

•                  Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

Through Touchstone Securities — By exchange

•                  You may add to your account by exchanging shares from another Touchstone Fund.

•                  For information about how to exchange shares among the Touchstone Funds, see “Opening an Account - By exchange” in this prospectus.

•                  Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website at www.TouchstoneInvestments.com.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors. Transactions of this type are generally a taxable transaction. Shareholders should consult with their personal tax advisor regarding their personal tax situation.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment application or special account options to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash if such amounts are greater than $25.00; lesser amounts will be automatically reinvested in the Fund.  Dividends are taxable for federal income tax purposes whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell.  Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone Securities - By telephone or internet

•        You can sell or exchange your shares over the telephone, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•        You may also sell or exchange your shares online via the Touchstone Funds’ website.  You may only sell shares over the telephone or via the internet if the amount is less than or equal to $100,000.

•        To sell your Fund shares by telephone, call Touchstone Securities at 1.800.543.0407.

•        Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via internet.

•        If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.

•        The proceeds of sales of shares in the Touchstone Money Market Fund may be wired to you on the same day of your telephone request, if your request is properly made by 12:30 p.m. EST.  The proceeds of sales of shares in the Touchstone Institutional Money Market Fund may be wired to you on the same day of your telephone request, if your request is properly made by 3:30 p.m. EST. A wire redemption fee of up to $15 may apply.

•        Interruptions in telephone or internet service could prevent you from selling your shares when you want to.  When you have difficulty making telephone or internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.

•        In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•         Requiring personal identification.

•         Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

•         Mailing checks only to the account address shown on Touchstone Securities’ records.

•         Directing wires only to the bank account shown on Touchstone Securities’ records.

•         Providing written confirmation for transactions requested by telephone.

•         Digitally recording instructions received by telephone.

Through Touchstone Securities - By mail

•                  Write to Touchstone Securities.

•                  Indicate the number of shares or dollar amount to be sold.

•                  Include your name and account number.

•                  Sign your request exactly as your name appears on your investment application.

•                  You may be required to have your signature guaranteed.  (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

•                  Complete the appropriate information on the investment application.

•                  If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.

•                  You may be charged a fee of up to $15 by a Fund or a Fund’s Authorized Processing Organization for wiring redemption proceeds.  You may also be charged a fee by your bank.

•                  Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•                  Your redemption proceeds may be deposited directly into your bank account through an ACH transaction.  There is no fee imposed by the Funds for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction.  Contact Touchstone Securities for more information.

•                  If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website at www.TouchstoneInvestments.com

Through Touchstone Securities - By check

•                  You may establish check writing privileges in the Touchstone Money Market Fund and redeem shares by check.

•                  There is no fee for writing checks.

•                  The minimum amount of each check redemption is $100.  Checks written for less than the minimum amount may be returned.  You may be charged a fee for returned checks.

•                  Checks will be processed at the NAV on the day the check is presented to the custodian for payment.

•                  If the amount of your check is more than the value of the shares held in your account, the check will be returned and you may be charged a fee for insufficient funds.

•                  Checks cannot be certified.

Through Touchstone Securities - Through a systematic withdrawal plan

•                  You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•                  Withdrawals can be made monthly, quarterly, semiannually or annually.

•                  There is no fee for this service.

•                  There is no minimum account balance required for retirement plans.

Through your Financial Advisor, Financial Institution, or Authorized Processing Organization

•                  You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

•                  Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

•                  Your financial institution may charge you a fee for selling your shares.

•                  Redemption proceeds will only be wired to your account at the financial intermediary..

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more in Class A shares at NAV and a commission was paid by Touchstone Securities to a participating unaffiliated dealer, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase. Additionally, when a 1% upfront commission is paid to a participating dealer on transactions of $1 million or more in Class A Shares, the Fund will withhold any 12b-1 fee for the first 12 months following the purchase date. If you redeem Class C shares within 12 months of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Funds.

All sales charges imposed on redemptions are paid to Touchstone Securities.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

No CDSC is applied if:

•                  The redemption is due to the death or post-purchase disability of a shareholder. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•                  The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value. The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the IRC), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•                  The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution.

•                  The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.

When we determine whether a CDSC is payable on a redemption, we assume that:

•                  The redemption is made first from amounts not subject to a CDSC; then

•                  From the earliest purchase payment(s) that remain invested in the Fund.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating unaffiliated broker-dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•                  Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•                  Proceeds are being sent to an address other than the address of record.

•                  Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.

•                  Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

•                  Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board has adopted the following policies and procedures with respect to market timing of the Funds by shareholders.  The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Funds believes they are acting in a manner that is in the best interests of shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone Securities directly). Each Fund you invest in will send one copy of its prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone Securities directly). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Classes A and C shares only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference.  If the redemption proceeds were from the sale of your Class A shares, and the sales load that you incurred on the initial initial purchase is equal to or more than the sales charge for the Fund in which you are reinvesting you can reinvest into Class A shares of any applicable Touchstone Fund at NAV. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference. Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request.  If the reinvestment proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment. The redemption and repurchase of shares may still result in a tax liability for federal income tax purposes.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”).  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•        When the NYSE is closed on days other than customary weekends and holidays;

•        When trading on the NYSE is restricted; or

•        During any other time when the SEC, by order, permits.

Redemption in Kind. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.  Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Pricing of Fund Shares

Each Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open.  Each Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.  Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone, an Authorized Processing Organization or financial institution.

The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under its direction).  The Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•                  All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

•                  Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

•                  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•                  Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•                  Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Board of Trustees.  Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Funds may use fair value pricing under the following circumstances, among others:

•                  If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•                  If a security, such as a small cap or micro-cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•                  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Fund has established fair value policies and procedures that delegate fair value responsibilities to the Advisor. These policies and procedures outline the fair value method for the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. The table below outlines when net investment income dividends are declared and paid by each Fund:

Fund	Dividends Declared	Dividends Paid
Touchstone Arbitrage Fund	Quarterly	Quarterly
Touchstone Emerging Markets Equity Fund	Annually	Annually
Touchstone Global Real Estate Fund	Quarterly	Quarterly
Touchstone International Fixed Income Fund	Monthly	Monthly
Touchstone Merger Arbitrage Fund	Quarterly	Quarterly
Touchstone Mid Cap Fund	Annually	Annually
Touchstone Mid Cap Value Fund	Quarterly	Quarterly
Touchstone Premium Yield Equity Fund	Monthly	Monthly

Touchstone Sands Capital Select Growth Fund	Quarterly	Quarterly
Touchstone Small Cap Core Fund	Annually	Annually
Touchstone Small Cap Value Fund	Quarterly	Quarterly
Touchstone Total Return Bond Fund	Monthly	Monthly
Touchstone Ultra Short Duration Fixed Income Fund	Daily	Monthly

Each Fund makes distributions of capital gains, if any, at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25.00; for amounts less than $25.00 the dividends and distributions will be automatically reinvested in the paying Fund and class.  To elect cash payments, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact the institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions.  Please see “Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.

Federal Tax Information

The tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to a Fund’s shareholders substantially all of the Fund’s net investment income and capital gains each year.  If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to taxation on a graduated basis at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains.  The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.  Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by a Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the investment as a taxable distribution.

Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate provided certain holding period and other requirements are satisfied.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund shares on which the distribution was received and result in a higher reported capital gain or lower reported capital loss when those shares are sold.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxes.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-deferred retirement plans, will not benefit from such a deduction or credit.

Non-U.S. Shareholders.   Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund.  This prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in a Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes paid by a Fund during the prior taxable year.

Important Tax Reporting Considerations. Tax reporting changes effective January 1, 2012 require the Funds to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Fund shares purchased on or after January 1, 2012.  This information will be reported on Form 1099-B.  The average cost method will be used to determine the cost basis of Fund shares purchased on or after January 1, 2012 unless the shareholder instructs a Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, a Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of a Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.  Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

Redemptions by S corporations of Fund shares purchased on or after January 1, 2012 are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important federal income tax considerations that may affect your investment in a Fund.  More information regarding these considerations is included in the Funds’ SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation, including the application of foreign, state, local and other tax laws to your particular situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years, or if shorter, the period of each Fund’s operation.  The financial highlights for the Touchstone Arbitrage Fund are not included because it had not commenced operations as of September 30, 2013.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.  The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm.  The report of Ernst & Young LLP, along with each Fund’s financial statements and related notes, are included in the Funds’ annual report.  You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/.

Touchstone Emerging Markets Equity Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$12.24	$10.69	$12.68	$10.00
Income (loss) from investment operations:
Net investment income	0.09	(B)	0.11	0.10	0.03
Net realized and unrealized gains (losses) on investments	(0.80)	1.68	(2.05)	2.65
Total from investment operations	(0.71)	1.79	(1.95)	2.68
Distributions from:
Net investment income	(0.01)	(0.15)	(0.02)	—
Realized capital gains	—	(0.09)	(0.02)	—
Total distributions	(0.01)	(0.24)	(0.04)	—
Net asset value at end of period	$11.52	$12.24	$10.69	$12.68
Total return(C)	(5.69)%	16.71%	(15.45)%	26.80%
Ratios and supplemental data:
Net assets at end of period (000’s)	$9,843	$34,369	$26,592	$10,343
Ratio to average net assets:
Net expenses	1.69%	1.72%	1.74%	1.74%
Gross expenses	1.93%	1.99%	1.95%	2.25%
Net investment income	0.71%	0.94%	0.98%	0.76%
Portfolio turnover rate	25%	33	%(D)	18%	8%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) The net investment income per share is based on average shares outstanding for the period.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D) Portfolio turnover excludes the purchase and sales of the Touchstone Emerging Markets Equity Fund II, whose assets were acquired by the Emerging Markets Equity Fund. If these transactions were included, portfolio turnover would have been higher.

(E) Amount rounds to less than $0.005 per share.

Touchstone Emerging Markets Equity Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$12.13		$10.54		$12.58	$10.00
Income (loss) from investment operations:
Net investment income	(—	)(B)(E)	0.04		0.03	—	(E)
Net realized and unrealized gains (losses) on investments	(0.80)		1.64		(2.05)	2.58
Total from investment operations	(0.80)		1.68		(2.02)	2.58
Distributions from:
Net investment income	—		—	(E)	—	—
Realized capital gains	—		(0.09)		(0.02)	—
Total distributions	—		(0.09)		(0.02)	—
Net asset value at end of period	$11.33		$12.13		$10.54	$12.58
Total return(C)	(6.44)%		15.84%		(16.07)%	25.80%
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,719		$4,903		$5,417	$3,590
Ratio to average net assets:
Net expenses	2.44%		2.47%		2.49%	2.49%
Gross expenses	2.84%		2.85%		2.82%	2.99%
Net investment income (loss)	(0.04)%		0.19%		0.21%	(0.03)%
Portfolio turnover rate	25%		33	%(D)	18%	8%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) The net investment income per share is based on average shares outstanding for the period.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D) Portfolio turnover excludes the purchase and sales of the Touchstone Emerging Markets Equity Fund II, whose assets were acquired by the Emerging Markets Equity Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Emerging Markets Equity Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$12.27	$10.74	$12.72	$10.00
Income (loss) from investment operations:
Net investment income	0.13	(B)	0.14	0.11	0.01
Net realized and unrealized gains (losses) on investments	(0.81)	1.70	(2.05)	2.71
Total from investment operations	(0.68)	1.84	(1.94)	2.72
Distributions from:
Net investment income	(0.05)	(0.22)	(0.02)	—
Realized capital gains	—	(0.09)	(0.02)	—
Total distributions	(0.05)	(0.31)	(0.04)	—
Net asset value at end of period	$11.54	$12.27	$10.74	$12.72
Total return	(5.45)%	17.12%	(15.21)%	27.10%
Ratios and supplemental data:
Net assets at end of period (000’s)	$138,451	$219,717	$151,532	$13,597
Ratio to average net assets:
Net expenses	1.37%	1.41%	1.48%	1.49%
Gross expenses	1.35%	1.44%	1.48%	2.10%
Net investment income	1.04%	1.25%	1.50%	0.86%
Portfolio turnover rate	25%	33	%(C)	18%	8%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B)The net investment income per share is based on average shares outstanding for the period.

(C) Portfolio turnover excludes the purchase and sales of the Touchstone Emerging Markets Equity Fund II, whose assets were acquired by the Emerging Markets Equity Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Emerging Markets Equity Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$12.28	$10.76	$12.74	$10.00
Income (loss) from investment operations:
Net investment income	0.14	(B)	0.18	0.13	0.05
Net realized and unrealized gains (losses) on investments	(0.81)	1.67	(2.06)	2.69
Total from investment operations	(0.67)	1.85	(1.93)	2.74
Distributions from:
Net investment income	(0.06)	(0.24)	(0.03)	—
Realized capital gains	—	(0.09)	(0.02)	—
Total distributions	(0.06)	(0.33)	(0.05)	—
Net asset value at end of period	$11.55	$12.28	$10.76	$12.74
Total return	(5.43)%	17.28%	(15.18)%	27.40%
Ratios and supplemental data:
Net assets at end of period (000’s)	$218,523	$271,186	$244,657	$125,414
Ratio to average net assets:
Net expenses	1.29%	1.32%	1.34%	1.34%
Gross expenses	1.29%	1.37%	1.43%	1.74%
Net investment income	1.11%	1.34%	1.51%	1.26%
Portfolio turnover rate	25%	33	%(C)	18%	8%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B)The net investment income per share is based on average shares outstanding for the period.

(C) Portfolio turnover excludes the purchase and sales of the Touchstone Emerging Markets Equity Fund II, whose assets were acquired by the Emerging Markets Equity Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Global Real Estate Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$11.86	$9.76	$11.46	$10.00
Income (loss) from investment operations:
Net investment income	0.30	(B)	0.20	(B)	0.35	0.36
Net realized and unrealized gains (losses) on investments	0.55	2.51	(1.10)	1.45
Total from investment operations	0.85	2.71	(0.75)	1.81
Distributions from:
Net investment income	(0.58)	(0.16	(0.48)	(0.35)
Realized capital gains	(0.10)	(0.45)	(0.47)	—
Total distributions	(0.68)	(0.61)	(0.95)	(0.35)
Net asset value at end of period	$12.03	$11.86	$9.76	$11.46
Total return(C)	7.22%	29.15%	(7.47)%	18.54%
Ratios and supplemental data:
Net assets at end of period (000’s)	$645	$486	$2,038	$881
Ratio to average net assets:
Net expenses	1.39%	1.39%	1.39%	1.39%
Gross expenses	3.73%	3.27%	3.55%	4.27%
Net investment income	2.42%	1.87%	2.30%	2.94%
Portfolio turnover rate	159%	94%	85%	107%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B)The net investment income per share is based on average shares outstanding for the period.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone Global Real Estate Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$11.90	$9.80	$11.50	$10.00
Income (loss) from investment operations:
Net investment income	0.21	(B)	0.12	(B)	0.20	0.17
Net realized and unrealized gains (losses) on investments	0.54	2.52	(1.05)	1.58
Total from investment operations	0.75	2.64	(0.85)	1.75
Distributions from:
Net investment income	(0.49)	(0.09)	(0.38)	(0.25)
Realized capital gains	(0.10)	(0.45)	(0.47)	—
Total distributions	(0.59)	(0.54)	(0.85)	(0.25)
Net asset value at end of period	$12.06	$11.90	$9.80	$11.50
Total return(C)	6.35%	28.19%	(8.20)%	17.75%
Ratios and supplemental data:
Net assets at end of period (000’s)	$401	$223	$116	$123
Ratio to average net assets:
Net expenses	2.14%	2.14%	2.14%	2.14%
Gross expenses	5.54%	7.79%	11.08%	4.60%
Net investment income	1.67%	1.12%	1.58%	1.60%
Portfolio turnover rate	159%	94%	85%	107%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B)The net investment income per share is based on average shares outstanding for the period.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone Global Real Estate Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$11.97	$9.84	$11.53	$10.00
Income (loss) from investment operations:
Net investment income	0.34	(B)	0.23	(B)	0.32	0.28
Net realized and unrealized gains (losses) on investments	0.54	2.54	(1.06)	1.58
Total from investment operations	0.88	2.77	(0.74)	1.86
Distributions from:
Net investment income	(0.61)	(0.19)	(0.48)	(0.33)
Realized capital gains	(0.10)	(0.45)	(0.47)	—
Total distributions	(0.71)	(0.64)	(0.95)	(0.33)
Net asset value at end of period	$12.14	$11.97	$9.84	$11.53
Total return	7.42%	29.53%	(7.27)%	18.90%
Ratios and supplemental data:
Net assets at end of period (000’s)	$276	$150	$118	$129
Ratio to average net assets:
Net expenses	1.14%	1.14%	1.14%	1.14%
Gross expenses	5.95%	7.29%	9.49%	3.62%
Net investment income	2.67%	2.12%	2.59%	2.61%
Portfolio turnover rate	159%	94%	85%	107%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) The net investment income per share is based on average shares outstanding for the period.

Touchstone Global Real Estate Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$12.07	$9.92	$11.61	$10.00
Income (loss) from investment operations:
Net investment income	0.36	(B)	0.26	(B)	0.33	0.29
Net realized and unrealized gains (losses) on investments	0.56	2.55	(1.07)	1.59
Total from investment operations	0.92	2.81	(0.74)	1.88
Distributions from:
Net investment income	(0.63)	(0.21)	(0.48)	(0.27)
Realized capital gains	(0.10)	(0.45)	(0.47)	—
Total distributions	(0.73)	(0.66)	(0.95)	(0.27)
Net asset value at end of period	$12.26	$12.07	$9.92	$11.61
Total return	7.67%	29.68%	(7.21)%	19.12%
Ratios and supplemental data:
Net assets at end of period (000’s)	$15,716	$23,201	$2,994	$3,232
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%	0.99%
Gross expenses	1.54%	2.09%	3.15%	3.34%
Net investment income	2.82%	2.27%	2.73%	2.75%
Portfolio turnover rate	159%	94%	85%	107%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) The net investment income per share is based on average shares outstanding for the period.

Touchstone International Fixed Income Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.68	$10.49	$11.38	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.14	(B)	0.14	0.12
Net realized and unrealized gains (losses) on investments	(0.27)	0.47	0.02	1.38
Total from investment operations	(0.17)	0.61	0.16	1.50
Distributions from:
Net investment income	(0.02)	(0.38)	(1.00)	(0.12)
Realized capital gains	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.06)	(0.42)	(1.05)	(0.12)
Net asset value at end of period	$10.45	$10.68	$10.49	$11.38
Total return(C)	(1.66)%	6.24%	(1.67)%	15.15%
Ratios and supplemental data:
Net assets at end of period (000’s)	$991	$1,934	$2,555	$1,319
Ratio to average net assets:
Net expenses	1.09%	1.09%	1.09%	1.09%
Gross expenses	2.47%	1.97%	2.18%	2.47%
Net investment income	0.96%	1.36%	2.06%	1.39%
Portfolio turnover rate	59%	56%	64%	160%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) The net investment income per share is based on average outstanding share for the period.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone International Fixed Income Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.67	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.01	0.06	(B)	0.13	0.05
Net realized and unrealized gains (losses) on investments	(0.26)	0.47	(0.05)	1.37
Total from investment operations	(0.25)	0.53	0.08	1.42
Distributions from:
Net investment income	(—	)(D)	(0.30)	(0.92)	(0.05)
Realized capital gains	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.04)	(0.34)	(0.97)	(0.05)
Net asset value at end of period	$10.38	$10.67	$10.48	$11.37
Total return(C)	(2.32)%	5.37%	0.94%	14.29%
Ratios and supplemental data:
Net assets at end of period (000’s)	$234	$432	$581	$407
Ratio to average net assets:
Net expenses	1.84%	1.84%	1.84%	1.84%
Gross expenses	6.15%	4.73%	4.53%	3.16%
Net investment income	0.21%	0.61%	1.14%	0.59%
Portfolio turnover rate	59%	56%	64%	160%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) The net investment income per share is based on average outstanding share for the period.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D) Less than $0.005 per share.

Touchstone International Fixed Income Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.66	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.14	0.17	(B)	0.20	(C)	0.16
Net realized and unrealized gains (losses) on investments	(0.28)	0.46	(0.01)	1.37
Total from investment operations	(0.14)	0.63	0.19	1.53
Distributions from:
Net investment income	(0.03)	(0.41)	(1.03)	(0.16)
Realized capital gains	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.07)	(0.45)	(1.08)	(0.16)
Net asset value at end of period	$10.45	$10.66	$10.48	$11.37
Total return	(1.41)%	6.42%	1.97%	15.41%
Ratios and supplemental data:
Net assets at end of period (000’s)	$376	$517	$721	$193
Ratio to average net assets:
Net expenses	0.84%	0.84%	0.84%	0.84%
Gross expenses	3.61%	2.91%	2.91%	2.50%
Net investment income	1.21%	1.61%	1.92%	1.52%
Portfolio turnover rate	59%	56%	64%	160%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) The net investment income per share is based on average shares outstanding for the period.

Touchstone International Fixed Income Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$10.67	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.14	0.18	(B)	0.23	0.17
Net realized and unrealized gains (losses) on investments	(0.27)	0.47	(0.02)	1.37
Total from investment operations	(0.13)	0.65	0.21	1.54
Distributions from:
Net investment income	(0.03)	(0.42)	(1.05)	(0.17)
Realized capital gains	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.07)	(0.46)	(1.10)	(0.17)
Net asset value at end of period	$10.47	$10.67	$10.48	$11.37
Total return	(1.28)%	6.69%	2.11%	15.59%
Ratios and supplemental data:
Net assets at end of period (000’s)	$29,157	$29,297	$7,931	$7,746
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%	0.69%
Gross expenses	1.02%	1.03%	1.41%	1.64%
Net investment income	1.36%	1.76%	2.25%	1.67%
Portfolio turnover rate	59%	56%	64%	160%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) The net investment income per share is based on average shares outstanding for the period.

Touchstone Merger Arbitrage Fund - Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.65	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	(B)	(0.09	)(B)	—	(C)
Net realized and unrealized gains on investments	0.44	0.73	0.02
Total from investment operations	0.51	0.64	0.02
Distributions from:
Net investment income	—	—	(C)	—
Realized capital gains	(0.11)	(0.01)	—
Total distributions	(0.11)	(0.01)	—
Net asset value at end of period	$11.05	$10.65	$10.02
Total return(D)	4.84%	6.35%	0.30	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$275,858	$150,148	$260
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	2.27%	1.96%	3.33	%(G)
Gross expenses (including dividend expense on securities sold short)(H)	2.27%	1.97%	28.67	%(G)
Net investment income (loss)	0.65%	(0.90)%	(1.97	)%(G)
Portfolio turnover rate	288%	307%	311	%(E)

(A) Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B) The net investment income (loss) per share is based on average shares outstanding for the period.

(C) Less than $0.005.

(D) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(E) Not annualized.

(F) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.64%, 1.65% and 1.69% for the years ended September 30, 2013, 2012 and the period ended September 30, 2011, respectively.

(G) Annualized.

(H) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.64%, 1.66% and 27.03% for the years ended September 30, 2013, 2012 and for the period ended September 30, 2011, respectively.

Touchstone Merger Arbitrage Fund - Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.54		$10.01		$10.00
Income (loss) from investment operations:
Net investment loss	(0.01	)(B)	(0.17	)(B)	(0.01)
Net realized and unrealized gains on investments	0.43		0.71		0.02
Total from investment operations	0.42		0.54		0.01
Distributions from:
Net investment income	—		—	(C)	—
Realized capital gains	(0.11)		(0.01)		—
Total distributions	(0.11)		(0.01)		—
Net asset value at end of period	$10.85		$10.54		$10.01
Total return(D)	3.93%		5.56%		0.10	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$50,001		$25,739		$254
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	3.05%		2.74%		4.23	%(G)
Gross expenses (including dividend expense on securities sold short)(H)	3.05%		2.75%		29.58	%(G)
Net investment loss	(0.13)%		(1.68)%		(2.74	)%(G)
Portfolio turnover rate	288%		307%		311	%(E)

(A) Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B) The net investment loss per share is based on average shares outstanding for the period.

(C) Less than $0.005.

(D) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(E) Not annualized.

(F) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 2.42%, 2.43% and 2.43% for the years ended September 30, 2013, 2012 and the period ended September 30, 2011, respectively.

(G) Annualized.

(H) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 2.42%, 2.44% and 27.78% for the years ended September 30, 2013, 2012 and for the period ended September 30, 2011, respectively.

Touchstone Merger Arbitrage Fund - Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.68	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	(B)	(0.07	)(B)	(0.01)
Net realized and unrealized gains on investments	0.43	0.74	0.03
Total from investment operations	0.53	0.67	0.02
Distributions from:
Net investment income	—	—	(C)	—
Realized capital gains	(0.11)	(0.01)	—
Total distributions	(0.11)	(0.01)	—
Net asset value at end of period	$11.10	$10.68	$10.02
Total return	5.01%	6.75%	0.20	%(D)
Net assets at end of period (000’s)	$192,095	$90,741	$1,160
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	2.02%	1.68%	2.74	%(F)
Gross expenses (including dividend expense on securities sold short)(G)	2.01%	1.70%	8.22	%(F)
Net investment income (loss)	0.90%	(0.62)%	(1.65	)%(F)
Portfolio turnover rate	288%	307%	311	%(D)

(A) Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B) The net investment income (loss) per share is based on average shares outstanding for the period.

(C) Less than $0.005.

(D) Not annualized.

(E) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.39%, 1.37% and 1.43% for the years ended September 30, 2013, 2012 and the period ended September 30, 2011, respectively.

(F) Annualized.

(G) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.38%, 1.39% and 6.91% for the years ended September 30, 2013, 2012 and for the period ended September 30, 2011, respectively.

Touchstone Merger Arbitrage Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.69	$10.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	(B)	(0.06	)(B)	(0.02)
Net realized and unrealized gains on investments	0.44	0.73	0.05
Total from investment operations	0.55	0.67	0.03
Distributions from:
Net investment income	—	—	(C)	—
Realized capital gains	(0.11)	(0.01)	—
Total distributions	(0.11)	(0.01)	—
Net asset value at end of period	$11.13	$10.69	$10.03
Total return	5.20%	6.75%	0.30	%(D)
Net assets at end of period (000’s)	$170,930	$79,164	$5,016
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	1.91%	1.59%	1.86	%(F)
Gross expenses (including dividend expense on securities sold short)(G)	1.92%	1.62%	4.83	%(F)
Net investment income (loss)	1.01%	(0.53)%	(1.13	)%(F)
Portfolio turnover rate	288%	307%	311	%(D)

(A) Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B) The net investment income (loss) per share is based on average shares outstanding for the period.

(C) Less than $0.005.

(D) Not annualized.

(E) The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.28%, 1.28% and 1.28% for the years ended September 30, 2013, 2012 and the period ended September 30, 2011, respectively.

(F) Annualized.

(G) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.29%, 1.31% and 4.25% for the years ended September 30, 2013, 2012 and for the period ended September 30, 2011, respectively.

Touchstone Mid Cap Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$16.55	$13.16	$12.67	$11.20	$13.07
Income (loss) from investment operations:
Net investment income (loss)	0.12	(A)	0.10	(A)	(0.02)	0.29	0.04
Net realized and unrealized gains (losses) on investments	4.51	3.31	0.51	1.24	(1.85)
Total from investment operations	4.63	3.41	0.49	1.53	(1.81)
Distributions from:
Net investment income	(0.31)	(0.02)	—	(0.06)	(0.03)
Realized capital gains	—	—	—	—	(0.03)
Total distributions	(0.31)	(0.02)	—	(0.06)	(0.06)
Net asset value at end of period	$20.87	$16.55	$13.16	$12.67	$11.20
Total return (B)	28.43%	25.95%	3.87%	13.72%	(13.81)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$43,611	$905	$698	$685	$453
Ratio to average net assets:
Net expenses	1.21%	1.21%	1.21%	1.21%	1.15%
Gross expenses	1.50%	3.50%	3.05%	2.84%	3.84%
Net investment income (loss)	0.61%	0.66%	(0.02)%	0.34%	0.39%
Portfolio turnover rate	20%	152%	97%	132%	187%

(A) The net investment income per share is based on average shares outstanding for the period.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone Mid Cap Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$16.21		$12.96		$12.58	$11.19	$13.12
Income (loss) from investment operations:
Net investment loss	(0.03	)(A)	(0.01	)(A)	(0.07)	(0.04)	(0.03)
Net realized and unrealized gains (losses) on investments	4.42		3.26		0.45	1.43	(1.87)
Total from investment operations	4.39		3.25		0.38	1.39	(1.90)
Distributions from:
Net investment income	(0.23)		—		—	—	—
Realized capital gains	—		—		—	—	(0.03)
Total distributions	(0.23)		—		—	—	(0.03)
Net asset value at end of period	$20.37		$16.21		$12.96	$12.58	$11.19
Total return (B)	27.43%		25.08%		3.02%	12.42%	(14.47)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$25,018		$962		$476	$249	$169
Ratio to average net assets:
Net expenses	1.96%		1.96%		1.96%	1.94%	1.90%
Gross expenses	2.37%		4.62%		4.95%	4.57%	6.99%
Net investment loss	(0.14)%		(0.09)%		(0.80)%	(0.40)%	(0.38)%
Portfolio turnover rate	20%		152%		97%	132%	187%

(A) The net investment income per share is based on average shares outstanding for the period.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone Mid Cap Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$16.60	$13.17	$12.68	$11.25	$13.14
Income (loss) from investment operations:
Net investment income	0.17	(A)	0.15	(A)	0.05	0.08	0.07
Net realized and unrealized gains (losses) on investments	4.53	3.31	0.47	1.44	(1.88)
Total from investment operations	4.70	3.46	0.52	1.52	(1.81)
Distributions from:
Net investment income	(0.32)	(0.03)	(0.03)	(0.09)	(0.05)
Realized capital gains	—	—	—	—	(0.03)
Total distributions	(0.32)	(0.03)	(0.03)	(0.09)	(0.08)
Net asset value at end of period	$20.98	$16.60	$13.17	$12.68	$11.25
Total return	28.78%	26.29%	4.10%	13.58%	(13.68)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$181,276	$47,419	$77,785	$123,493	$168,313
Ratio to average net assets:
Net expenses	0.95%	0.92%	0.96%	0.94%	0.90%
Gross expenses	1.09%	1.08%	1.06%	1.07%	1.05%
Net investment income	0.87%	0.95%	0.26%	0.71%	0.61%
Portfolio turnover rate	20%	152%	97%	132%	187%

(A) The net investment income per share is based on average shares outstanding for the period.

Touchstone Mid Cap Fund — Class Z

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$16.45	$13.08	$12.59	$11.18	$13.05
Income (loss) from investment operations:
Net investment income (loss)	0.12	(A)	0.10	(A)	—	(B)	0.02	0.03
Net realized and unrealized gains (losses) on investments	4.48	3.28	0.49	1.45	(1.84)
Total from investment operations	4.60	3.38	0.49	1.47	(1.81)
Distributions from:
Net investment income	(0.32)	(0.01)	—	(0.06)	(0.03)
Realized capital gains	—	—	—	—	(0.03)
Total distributions	(0.32)	(0.01)	—	(0.06)	(0.06)
Net asset value at end of period	$20.73	$16.45	$13.08	$12.59	$11.18
Total return	28.45%	25.89%	3.89%	13.20%	(13.83)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$12,858	$267	$934	$652	$1,814
Ratio to average net assets:
Net expenses	1.21%	1.21%	1.21%	1.19%	1.15%
Gross expenses	1.55%	3.67%	3.68%	2.14%	2.22%
Net investment income (loss)	0.61%	0.66%	(0.09)%	0.45%	0.39%
Portfolio turnover rate	20%	152%	97%	132%	187%

(A) The net investment income per share is based on average shares outstanding for the period.

(B) Less than $0.005 per share.

Touchstone Mid Cap Fund — Institutional

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Period Ended September 30, 2012(A)
Net asset value at beginning of period	$16.61	$15.36
Income from investment operations:
Net investment income	0.19	(B)	0.10	(B)
Net realized and unrealized gains on investments	4.52	1.15
Total from investment operations	4.71	1.25
Distributions from:
Net investment income	(0.33)	—
Realized capital gains	—	—
Total distributions	(0.33)
Net asset value at end of period	$20.99	$16.61
Total return	28.85%	8.14	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$74,170	$12,231
Ratio to average net assets:
Net expenses	0.89%	0.89	%(D)
Gross expenses	1.07%	1.38	%(D)
Net investment income	0.93%	0.98	%(D)
Portfolio turnover rate	20%	152%

(A) Represents the period from commencement of operations (January 27, 2012) through September 30, 2012.

(B) The net investment income per share is based on average shares outstanding for the period.

(C) Not annualized.

(D) Annualized.

Touchstone Mid Cap Value Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$12.98	$10.86	$11.76	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.09	0.09	0.12
Net realized and unrealized gains (losses) on investments	3.26	2.78	(0.72)	1.74
Total from investment operations	3.36	2.87	(0.63)	1.86
Distributions from:
Net investment income	(0.10)	(0.09)	(0.11)	(0.10)
Realized capital gains	(0.15)	(0.66)	(0.16)	—
Total distributions	(0.25)	(0.75)	(0.27)	(0.10)
Net asset value at end of period	$16.09	$12.98	$10.86	$11.76
Total return(B)	26.26%	27.55%	(5.72)%	18.70%
Ratios and supplemental data:
Net assets at end of period (000’s)	$5,307	$3,409	$2,364	$345
Ratio to average net assets:
Net expenses	1.29%	1.29%	1.29%	1.29%
Gross expenses	1.75%	1.97%	2.07%	3.07%
Net investment income	0.73%	0.77%	0.86%	1.07%
Portfolio turnover rate	68%	42%	59%	45%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone Mid Cap Value Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$12.92	$10.82	$11.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(—	)(C)	—	(C)	0.03	0.03
Net realized and unrealized gains (losses) on investments	3.24	2.77	(0.75)	1.75
Total from investment operations	3.24	2.77	(0.72)	1.78
Distributions from:
Net investment income	(0.01)	(0.01)	(0.04)	(0.04)
Realized capital gains	(0.15)	(0.66)	(0.16)	—
Total distributions	(0.16)	(0.67)	(0.20)	(0.04)
Net asset value at end of period	$16.00	$12.92	$10.82	$11.74
Total return(B)	25.32%	26.64%	(6.45)%	17.88%
Ratios and supplemental data:
Net assets at end of period (000’s)	$719	$292	$204	$132
Ratio to average net assets:
Net expenses	2.04%	2.04%	2.04%	2.04%
Gross expenses	4.17%	7.90%	7.74%	3.86%
Net investment income (loss)	(0.02)%	0.02%	0.10%	0.27%
Portfolio turnover rate	68%	42%	59%	45%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C) Less than $0.005 per share.

Touchstone Mid Cap Value Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$13.03	$10.89	$11.79	$10.00
Income (loss) from investment operations:
Net investment income	0.15	0.11	0.12	0.14
Net realized and unrealized gains (losses) on investments	3.26	2.81	(0.72)	1.76
Total from investment operations	3.41	2.92	(0.60)	1.90
Distributions from:
Net investment income	(0.14)	(0.12)	(0.14)	(0.11)
Realized capital gains	(0.15)	(0.66)	(0.16)	—
Total distributions	(0.29)	(0.78)	(0.30)	(0.11)
Net asset value at end of period	$16.15	$13.03	$10.89	$11.79
Total return	26.53%	27.97%	(5.51)%	19.07%
Ratios and supplemental data:
Net assets at end of period (000’s)	$15,782	$13,785	$4,685	$589
Ratio to average net assets:
Net expenses	1.04%	1.04%	1.04%	1.04%
Gross expenses	1.37%	1.46%	1.58%	3.19%
Net investment income	0.98%	1.02%	1.20%	1.40%
Portfolio turnover rate	68%	42%	59%	45%

(A)        Represent the period from commencement of operations (October 1, 2009) through September 30, 2010.

Touchstone Mid Cap Value Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$13.07	$10.92	$11.83	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.13	0.16	0.10
Net realized and unrealized gains (losses) on investments	3.28	2.82	(0.75)	1.82
Total from investment operations	3.44	2.95	(0.59)	1.92
Distributions from:
Net investment income	(0.16)	(0.14)	(0.16)	(0.09)
Realized capital gains	(0.15)	(0.66)	(0.16)	—
Total distributions	(0.31)	(0.80)	(0.32)	(0.09)
Net asset value at end of period	$16.20	$13.07	$10.92	$11.83
Total return	26.71%	28.17%	(5.41)%	19.25%
Ratios and supplemental data:
Net assets at end of period (000’s)	$144,965	$75,240	$39,808	$39,509
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%	0.89%
Gross expenses	1.09%	1.12%	1.15%	1.93%
Net investment income	1.13%	1.17%	1.21%	1.66%
Portfolio turnover rate	68%	42%	59%	45%

(A)        Represent the period from commencement of operations (October 1, 2009) through September 30, 2010.

Touchstone Premium Yield Equity Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$8.11	$6.76	$6.48	$5.93	$7.56
Income (loss) from investment operations:
Net investment income	0.24	0.24	0.21	0.21	0.22
Net realized and unrealized gains (losses) on investments	0.80	1.36	0.28	0.54	(1.64)
Total from investment operations	1.04	1.60	0.49	0.75	(1.42)
Distributions from:
Net investment income	(0.23)	(0.24)	(0.21)	(0.20)	(0.21)
Return of capital	—	(0.01)	—	—	—
Realized capital gains	—	—	—	—	—
Total distributions	(0.23)	(0.25)	(0.21)	(0.20)	(0.21)
Net asset value at end of period	$8.92	$8.11	$6.76	$6.48	$5.93
Total return(A)	12.97%	23.98%	7.43%	12.82%	(18.40)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$86,171	$68,780	$28,739	$22,441	$19,879
Ratio to average net assets:
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Gross expenses	1.29%	1.30%	1.35%	1.40%	1.55%
Net investment income	2.74%	3.26%	3.02%	3.30%	3.97%
Portfolio turnover rate	56%	16%	54%	29%	30%

(A) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone Premium Yield Equity Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$8.10	$6.76	$6.49	$5.93	$7.56
Income (loss) from investment operations:
Net investment income	0.16	0.18	0.16	0.16	0.10
Net realized and unrealized gains (losses) on investments	0.80	1.35	0.27	0.55	(1.55)
Total from investment operations	0.96	1.53	0.43	0.71	(1.45)
Distributions from:
Net investment income	(0.16)	(0.18)	(0.16)	(0.15)	(0.18)
Return of capital	—	(0.01)	—	—	—
Realized capital gains	—	—	—	—	—
Total distributions	(0.16)	(0.19)	(0.16)	(0.15)	(0.18)
Net asset value at end of period	$8.90	$8.10	$6.76	$6.49	$5.93
Total return(A)	12.03%	23.93%	6.60%	12.11%	(18.96)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$24,009	$15,680	$7,499	$6,870	$3,319
Ratio to average net assets:
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95%
Gross expenses	2.08%	2.14%	2.28%	2.23%	3.08%
Net investment income	1.99%	2.51%	2.27%	2.60%	2.80%
Portfolio turnover rate	56%	16%	54%	29%	30%

(A) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone Premium Yield Equity Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$8.10	$6.75	$6.47	$5.92	$7.55
Income (loss) from investment operations:
Net investment income	0.25	0.27	0.20	0.22	0.22
Net realized and unrealized gains (losses) on investments	0.80	1.35	0.30	0.54	(1.62)
Total from investment operations	1.05	1.62	0.50	0.76	(1.40)
Distributions from:
Net investment income	(0.25)	(0.26)	(0.22)	(0.21)	(0.23)
Return of capital	—	(0.01)	—	—	—
Realized capital gains	—	—	—	—	—
Total distributions	(0.25)	(0.27)	(0.22)	(0.21)	(0.23)
Net asset value at end of period	$8.90	$8.10	$6.75	$6.47	$5.92
Total return	13.14%	24.31%	7.67%	13.14%	(18.22)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$66,644	$33,185	$3,980	$11,540	$551
Ratio to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Gross expenses	1.04%	1.18%	1.25%	1.53%	13.70%
Net investment income	2.99%	3.51%	3.16%	3.77%	2.97%
Portfolio turnover rate	56%	16%	54%	29%	30%

Touchstone Sands Capital Select Growth Fund — Class A

Per Share Data for a Share Outstanding

	Year Ended September 30, 2013	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$12.65	$9.39		$9.39
Income (loss) from investment operations:
Net investment loss	(0.05)	(0.09	)(B)	(0.03)
Net realized and unrealized gains on investments	3.48	3.35		0.03
Total from investment operations	3.43	3.26		—
Net asset value at end of period	$16.08	$12.65		$9.39
Total return(C)	27.11%	34.72%		0.00	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$416,396	$186,384		$21,211
Ratio to average net assets:
Net expenses	1.28%	1.37%		1.45	%(E)
Gross expenses	1.37%	1.47%		1.64	%(E)
Net investment loss	(0.62)%	(0.74)%		(0.94	)%(E)
Portfolio turnover rate	37%	19%		19	%(D)

(A) Represents the period from commencement of operations (November 15, 2010) through September 30, 2011.

(B) The net investment income per share is based on average shares outstanding for the period.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(D) Not annualized.

(E) Annualized.

Touchstone Sands Capital Select Growth Fund — Class C

Per Share Data for a Share Outstanding

	Year Ended September 30, 2013	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$12.47	$9.33		$9.39
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.17	)(B)	(0.06)
Net realized and unrealized gains on investments	3.40	3.31		—	(F)
Total from investment operations	3.27	3.14		(0.06)
Net asset value at end of period	$15.74	$12.47		$9.33
Total return(C)	26.14%	33.66%		(0.64	)%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$198,584	$88,931		$8,660
Ratio to average net assets:
Net expenses	2.03%	2.12%		2.20	%(E)
Gross expenses	2.14%	2.22%		2.56	%(E)
Net investment loss	(1.37)%	(1.49)%		(1.69	)%(E)
Portfolio turnover rate	37%	19%		19	%(D)

(A) Represents the period from commencement of operations (November 15, 2010) through September 30, 2011.

(B) The net investment income per share is based on average shares outstanding for the period.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(D) Not annualized.

(E) Annualized.

(F) Less than $0.005 per share.

Touchstone Sands Capital Select Growth Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$12.90	$9.56		$8.83	$7.34	$6.86
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.06	)(A)	(0.14)	(0.07)	(0.03)
Net realized and unrealized gains (losses) on investments	3.56	3.40		0.87	1.56	0.51
Total from investment operations	3.54	3.34		0.73	1.49	0.48
Net asset value at end of period	$16.44	$12.90		$9.56	$8.83	$7.34
Total return	27.44%	34.94%		8.14%	20.44%	7.00%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,684,731	$1,215,124		$392,464	$120,333	$82,918
Ratio to average net assets:
Net expenses	1.03%	1.11%		1.20%	1.22%	0.98%
Gross expenses	1.06%	1.18%		1.23%	1.28%	1.05%
Net investment loss	(0.37)%	(0.49)%		(0.68)%	(0.52)%	(0.48)%
Portfolio turnover rate	37%	19%		19%	27%	50%

(A) The net investment income per share is based on average shares outstanding for the period.

Touchstone Sands Capital Select Growth Fund — Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$12.65	$9.39		$8.70	$7.24	$6.79
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.08	)(A)	(0.07)	(0.04)	(0.04)
Net realized and unrealized gains (losses) on investments	3.53	3.34		0.76	1.50	0.49
Total from investment operations	3.43	3.26		0.69	1.46	0.45
Net asset value at end of period	$16.08	$12.65		$9.39	$8.70	$7.24
Total return	27.11%	34.72%		7.93%	20.17%	6.63%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,140,884	$1,836,957		$911,849	$540,329	$333,200
Ratio to average net assets:
Net expenses	1.28%	1.32%		1.42%	1.47%	1.23%
Gross expenses	1.37%	1.39%		1.52%	1.53%	1.32%
Net investment loss	(0.62)%	(0.70)%		(0.93)%	(0.79)%	(0.74)%
Portfolio turnover rate	37%	19%		19%	27%	50%

(A) The net investment income per share is based on average shares outstanding for the period.

Touchstone Small Cap Core Fund — Class A

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$16.02	$11.94	$11.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.44	0.05	(0.02)	0.02
Net realized and unrealized gains on investments	3.28	4.20	0.35	1.60
Total from investment operations	3.72	4.25	0.33	1.62
Distributions from:
Net investment income	(0.18)	—	(B)	(0.01)	—
Realized capital gains	(0.12)	(0.17)	—	(B)	—
Total distributions	(0.30)	(0.17)	(0.01)	—
Net asset value at end of period	$19.44	$16.02	$11.94	$11.62
Total return(C)	23.60%	35.86%	2.82%	16.20%
Ratios and supplemental data:
Net assets at end of period (000’s)	$122,394	$84,539	$43,074	$50,110
Ratio to average net assets:
Net expenses	1.34%	1.34%	1.34%	1.34%
Gross expenses	1.53%	1.58%	1.79%	1.55%
Net investment income (loss)	2.47%	0.37%	(0.10)%	0.32%
Portfolio turnover rate	15%	11%	37%	29%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) Less than $0.005 per share.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone Small Cap Core Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$15.69	$11.79	$11.55	$10.00
Income (loss) from investment operations:
Net investment loss	0.30	(0.01)	(0.08)	(0.02)
Net realized and unrealized gains on investments	3.22	4.08	0.32	1.57
Total from investment operations	3.52	4.07	0.24	1.55
Distributions from:
Net investment income	(0.08)	—	(B)	—	(B)	—
Realized capital gains	(0.12)	(0.17)	—	(B)	—
Total distributions	(0.20)	(0.17)	—	(B)	—
Net asset value at end of period	$19.01	$15.69	$11.79	$11.55
Total return(C)	22.69%	34.78%	2.08%	15.50%
Ratios and supplemental data:
Net assets at end of period (000’s)	$28,685	$24,278	$11,739	$5,245
Ratio to average net assets:
Net expenses	2.09%	2.09%	2.09%	2.09%
Gross expenses	2.24%	2.30%	2.51%	2.57%
Net investment loss	1.72%	(0.38)%	(0.80)%	(0.43)%
Portfolio turnover rate	15%	11%	37%	29%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) Less than $0.005 per share.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone Small Cap Core Fund — Class Y

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$16.13	$12.00	$11.67	$10.00
Income (loss) from investment operations:
Net investment income	0.46	0.07	0.02	0.03
Net realized and unrealized gains (losses) on investments	3.34	4.24	0.34	1.64
Total from investment operations	3.80	4.31	0.36	1.67
Distributions from:
Net investment income	(0.22)	(0.01)	(0.03)	—
Realized capital gains	(0.12)	(0.17)	—	(B)	—
Total distributions	(0.34)	(0.18)	(0.03)	—
Net asset value at end of period	$19.59	$16.13	$12.00	$11.67
Total return	24.01%	36.23%	3.05%	16.70%
Ratios and supplemental data:
Net assets at end of period (000’s)	$258,024	$168,987	$58,164	$33,536
Ratio to average net assets:
Net expenses	1.03%	1.04%	1.09%	1.09%
Gross expenses	1.14%	1.17%	1.21%	1.31%
Net investment income	2.78%	0.66%	0.21%	0.61%
Portfolio turnover rate	15%	11%	37%	29%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) Less than $0.005 per share.

Touchstone Small Cap Core Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010(A)
Net asset value at beginning of period	$16.11	$11.99	$11.65	$10.00
Income (loss) from investment operations:
Net investment income	0.49	0.06	0.03	0.06
Net realized and unrealized gains (losses) on investments	3.32	4.26	0.35	1.61
Total from investment operations	3.81	4.32	0.38	1.67
Distributions from:
Net investment income	(0.23)	(0.03)	(0.04)	(0.02)
Realized capital gains	(0.12)	(0.17)	—	(B)	—
Total distributions	(0.35)	(0.20)	(0.04)	(0.02)
Net asset value at end of period	$19.57	$16.11	$11.99	$11.65
Total return	24.13%	36.32%	3.24%	16.74%
Ratios and supplemental data:
Net assets at end of period (000’s)	$395,770	$247,876	$43,035	$10,386
Ratio to average net assets:
Net expenses	0.94%	0.94%	0.94%	0.94%
Gross expenses	1.07%	1.09%	1.16%	1.32%
Net investment income	2.87%	0.77%	0.36%	0.66%
Portfolio turnover rate	15%	11%	37%	29%

(A) Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B) Less than $0.005 per share.

Touchstone Small Cap Value Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Period Ended September 30, 2011(A)(B)
Net asset value at beginning of period	$18.33	$13.85	$17.36
Income (loss) from investment operations:
Net investment income	0.41	0.21	(C)	0.22
Net realized and unrealized gains (losses) on investments	4.45	4.60	(3.57)
Total from investment operations	4.86	4.81	(3.35)
Distributions from:
Net investment income	(0.40)	(0.33)	(0.16)
Net asset value at end of period	$22.79	$18.33	$13.85
Total return(D)	26.82%	34.87%	(19.37	)%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$34,826	$32,115	$37,385
Ratio to average net assets:
Net expenses	1.43%	1.43%	1.43	%(F)
Gross expenses	1.78%	1.77%	1.72	%(F)
Net investment income	1.98%	1.26%	1.97	%(F)
Portfolio turnover rate	98%	109%	206	%(E)

(A) Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.

(B) Effective June 10, 2011, Class Z shares converted to Class A shares.

(C) The net investment income per share is based on average shares outstanding for the period.

(D) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(E) Not annualized.

(F) Annualized.

Touchstone Small Cap Value Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Period Ended September 30, 2011(A)
Net asset value at beginning of period	$18.23	$13.82	$17.36
Income (loss) from investment operations:
Net investment income	0.29	0.09	(B)	0.09
Net realized and unrealized gains (losses) on investments	4.39	4.58	(3.50)
Total from investment operations	4.68	4.67	(3.41)
Distributions from:
Net investment income	(0.30)	(0.26)	(0.13)
Net asset value at end of period	$22.61	$18.23	$13.82
Total return(C)	25.90%	33.95%	(19.77	)%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$841	$104	$2
Ratio to average net assets:
Net expenses	2.18%	2.18%	2.18	%(E)
Gross expenses	5.19%	28.35%	342.41	%(E)
Net investment income	1.23%	0.51%	0.95	(E)
Portfolio turnover rate	98%	109%	206	%(D)

(A) Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.

(B) The net investment income per share is based on average shares outstanding for the period.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(D) Not annualized.

(E) Annualized.

Touchstone Small Cap Value Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Period Ended September 30, 2011(A)
Net asset value at beginning of period	$18.36	$13.89	$17.36
Income (loss) from investment operations:
Net investment income	0.48	0.26	(B)	0.71
Net realized and unrealized gains (losses) on investments	4.44	4.59	(4.00)
Total from investment operations	4.92	4.85	(3.29)
Distributions from:
Net investment income	(0.46)	(0.38)	(0.18)
Net asset value at end of period	$22.82	$18.36	$13.89
Total return	27.11%	35.19%	(19.10	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$769	$222	$2
Ratio to average net assets:
Net expenses	1.18%	1.18%	1.18	%(D)
Gross expenses	3.45%	22.47%	70.29	%(D)
Net investment income	2.23%	1.51%	2.05	%(D)
Portfolio turnover rate	98%	109%	206	%(C)

(A) Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.

(B) The net investment income per share is based on average shares outstanding for the period.

(C) Not annualized.

(D)Annualized.

Touchstone Small Cap Value Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30, 2013	Year Ended September 30, 2012	Period Ended September 30, 2011(A)
Net asset value at beginning of period	$18.35	$13.86	$17.36
Income (loss) from investment operations:
Net investment income	0.48	0.29	(B)	0.20
Net realized and unrealized gains (losses) on investments	4.47	4.60	(3.51)
Total from investment operations	4.95	4.89	(3.31)
Distributions from:
Net investment income	(0.49)	(0.40)	(0.19)
Net asset value at end of period	$22.81	$18.35	$13.86
Total return	27.30%	35.56%	(19.23	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,665	$1,160	$741
Ratio to average net assets:
Net expenses	1.03%	1.03%	1.03	%(D)
Gross expenses	1.83%	1.87%	3.59	%(D)
Net investment income	2.38%	1.66%	2.12	(D)
Portfolio turnover rate	98%	109%	206	%(C)

(A) Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.

(B) The net investment income per share is based on average shares outstanding for the period.

(C) Not annualized.

(D)Annualized.

Touchstone Total Return Bond Fund — Class A†

Selected Data for a Share Outstanding Throughout Each Period††

	Year ended September 30, 2013	Year ended September 30, 2012		Period ended September 30, 2011(A)		Period ended March 31, 2011(B)
Net asset value at beginning of period	$10.50	$10.13		$9.90		$10.15
Income (loss) from investment operations:
Net investment income	0.21	0.23		0.24		0.28
Net realized and unrealized gains (losses) on investments	(0.36)	0.41		0.24		(0.14	)(C)
Total from investment operations	(0.15)	0.64		0.48		0.14
Distributions from:
Net investment income	(0.27)	(0.27)		(0.25)		(0.39)
Realized Capital Gains	(0.01)	—		—		—
Total distributions	(0.28)	(0.27)		(0.25)		(0.39)
Net asset value at end of period	$10.07	$10.50		$10.13		$9.90
Total return(D)	(1.48)%	6.42%		5.02	%(E)	1.31	%(E)(F)
Ratios and supplemental data:
Net assets at end of period (000’s)	$12,167	$10,210		$4,737		$7
Ratio to average net assets:
Net expenses	0.90%	0.90%		0.90	%(G)	0.65	%(G)
Gross expenses	1.10%	1.22%		1.69	%(G)	1.75	%(G)
Net investment income	2.07%	2.26%		4.40	%(G)	4.16	%(G)
Portfolio turnover rate	35%	79	%(H)	7	%(E)	27	%(E)

† Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011.  The Predecessor Fund’s performance and financial history have been adopted by Touchstone Total Return Bond and will be used going forward.  As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.

†† Per share data prior to August 1, 2011, reflects a 1.01491:1 stock split.  All per share amounts prior to that date have been adjusted to reflect the stock split.

(A) Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Investor Class shares were renamed Class A shares.

(B) Class A shares commenced operations on August 16, 2010 through March 31, 2011.

(C) This amount per share is a loss for the Class A shares because of the short time period since the Commencement of Operations on August 16, 2010 relative to the full fiscal year in which the Class Y shares were in operation.  The loss during this period is offset by the gain in the Class Y shares during the full fiscal year to create a gain in the Net Realized and Unrealized Gain on Investments in the other classes.

(D) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(E) Not annualized.

(F) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G) Annualized.

(H) Portfolio turnover excludes  purchases and sales of Old Mutual Barrow Hanley Core Bond Fund, whose assets were acquired by the Total Return Bond Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Total Return Bond Fund — Class C

Selected Share Data for a Share Outstanding Throughout Each Period

	Year ended September 30, 2013	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.49	$10.12		$10.04
Income (loss) from investment operations:
Net investment income	0.11	0.14		0.06
Net realized and unrealized gains on investments	(0.35)	0.42		0.09
Total from investment operations	(0.24)	0.56		0.15
Distributions from:
Net investment income	(0.19)	(0.19)		(0.07)
Realized capital gains	(0.01)	—		—
Total distributions	(0.20)	(0.19)		(0.07)
Net asset value at end of period	$10.05	$10.49		$10.12
Total return(B)	(2.33)%	5.63%		1.51	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,455	$3,257		$2,587
Ratio to average net assets:
Net expenses	1.65%	1.65%		1.65	%(D)
Gross expenses	2.10%	2.03%		2.55	%(D)
Net investment income	1.32%	1.51%		3.75	%(D)
Portfolio turnover rate	35%	79	%(E)	7	%(C)

(A) Represents the period from commencement (August 1, 2011) through September 1, 2011.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C) Not annualized.

(D) Annualized.

(E) Portfolio turnover excludes purchases and sales of Old Mutual Barrow Hanley Core Bond Fund, whose assets were acquired by the Total Return Bond Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Total Return Bond Fund — Class Y†

Selected Data for a Share Outstanding Throughout Each Period††

	Year Ended September 30, 2013	Year Ended September 30, 2012		Period Ended September 30, 2011(A)		Year Ended March 31, 2011		Year Ended March 31, 2010		Year Ended March 31, 2009
Net asset value at beginning of period	$10.52	$10.15		$9.86		$9.66		$8.48		$9.20
Income (loss) from investment operations:
Net investment income	0.23	0.25		0.24		0.45		0.48		0.48
Net realized and unrealized gains (losses) on investments	(0.36)	0.42		0.30		0.21		1.21		(0.73)
Total from investment operations	(0.13)	0.67		0.54		0.66		1.69		(0.25)
Distributions from:
Net investment income	(0.30)	(0.30)		(0.25)		(0.46)		(0.51)		(0.47)
Realized capital gains	(0.01)	—		—		—		—		—
Total distributions	(0.31)	(0.30)		(0.25)		(0.46)		(0.51)		(0.47)
Net asset value at end of period	$10.08	$10.52		$10.15		$9.86		$9.66		$8.48
Total return	(1.32)%	6.72%		5.29	%(B)	6.97	%(C)	20.28	%(C)	(2.79	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$19,635	$29,716		$17,810		$16,512		$16,877		$13,075
Ratio to average net assets:
Net expenses	0.62%	0.58%		0.48	%(D)	0.40%		0.40%		0.40%
Gross expenses	0.71%	0.70%		1.13	%(D)	1.62%		1.56%		1.14%
Net investment income	2.34%	2.59%		4.35	%(D)	4.46%		5.10%		5.23%
Portfolio turnover rate	35%	79	%(E)	7	%(B)	27%		29%		24%

† Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011.  The Predecessor Fund’s performance and financial history have been adopted by Touchstone Total Return Bond and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.

†† Per share data prior to August 1, 2011, reflects a 0.87567:1 stock split.  All per share amounts prior to that date have been adjusted to reflect the stock split.

(A) Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Institutional Class shares were renamed Class Y shares.

(B) Not annualized.

(C) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D) Annualized.

(E) Portfolio turnover excludes purchases and sales of Old Mutual Barrow Hanley Core Bond Fund, whose assets were acquired by the Total Return Bond Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Total Return Bond Fund — Institutional Class

Selected Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012		Period Ended September 30, 2011(A)
Net asset value at beginning of period	$10.51	$10.14		$10.06
Income (loss) from investment operations:
Net investment income	0.25	0.22		0.08
Net realized and unrealized gains on investments	(0.36)	0.46		0.09
Total from investment operations	(0.11)	0.68		0.17
Distributions from:
Net investment income	(0.31)	(0.31)		(0.09)
Realized capital gains	(0.01)	—		—
Total distributions	(0.32)	(0.31)		(0.09)
Net asset value at end of period	$10.08	$10.51		$10.14
Total return	(1.09)%	6.81%		1.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$133,051	$148,341		$6,386
Ratio to average net assets:
Net expenses	0.50%	0.50%		0.50	%(C)
Gross expenses	0.60%	0.67%		1.21	%(C)
Net investment income	2.47%	2.66%		4.89	%(C)
Portfolio turnover rate	35%	79	%(D)	7	%(B)

(A) Represents the period from commencement of operations (August 1, 2011) through September 20, 2011..

(B) Not annualized.

(C) Annualized.

(D) Portfolio turnover excludes purchases and sales of Old Mutual Barrow Hanley Core Bond Fund, whose assets were acquired by the Total Return Bond Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Ultra Short Duration Fixed Income Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Period Ended September 30, 2012(A)
Net asset value at beginning of period	$9.56		$9.57
Income (loss) from investment operations:
Net investment income	0.09		0.09
Net realized and unrealized losses on investments	(0.04)		(0.01)
Total from investment operations	0.05		0.08
Distributions from:
Net investment income	(0.16)		(0.09)
Net asset value at end of period	$9.45		$9.56
Total return(B)	0.48%		0.85	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$32,088		$34,228
Ratio to average net assets:
Net expenses	0.69%		0.69	%(D)
Gross expenses	0.83%		1.19	%(D)
Net investment income	0.85%		1.40	%(D)
Portfolio turnover rate	107	%(E)	169	%(E)

(A) Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C) Not annualized.

(D) Annualized.

(E) Portfolio turnover excludes purchases and sales of the Old Mutual Dwight Short Term Fixed Income Fund, whose assets were acquires by the Ultra Short Duration Fixed Income Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Ultra Short Duration Fixed Income Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Period Ended September 30, 2012(A)
Net asset value at beginning of period	$9.56		$9.57
Income (loss) from investment operations:
Net investment income	0.04		0.05
Net realized and unrealized losses on investments	(0.04)		0.01
Total from investment operations	—		0.06
Distributions from:
Net investment income	(0.11)		(0.07)
Net asset value at end of period	$9.45		$9.56
Total return(B)	(0.02)%		0.62	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$13,568		$11,517
Ratio to average net assets:
Net expenses	1.19%		1.19	%(D)
Gross expenses	1.39%		1.68	%(D)
Net investment income	0.35%		1.90	%(D)
Portfolio turnover rate	107	%(E)	169	%(E)

(A) Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(B) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C) Not annualized.

(D) Annualized.

(E) Portfolio turnover excludes purchases and sales of the Old Mutual Dwight Short Term Fixed Income Fund, whose assets were acquires by the Ultra Short Duration Fixed Income Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Ultra Short Duration Fixed Income Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Period Ended September 30, 2012(A)
Net asset value at beginning of period	$9.56		$9.57
Income (loss) from investment operations:
Net investment income	0.12		0.08
Net realized and unrealized gains on investments	(0.05)		0.01
Total from investment operations	0.07		0.09
Distributions from:
Net investment income	(0.18)		(0.10)
Net asset value at end of period	$9.45		$9.56
Total return	0.74%		0.97	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$249,250		$190,515
Ratio to average net assets:
Net expenses	0.44%		0.44	%(C)
Gross expenses	0.51%		0.55	%(C)
Net investment income	1.10%		1.65	%(C)
Portfolio turnover rate	107	%(D)	169	%(D)

(A) Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(B) Not annualized.

(C) Annualized.

(D) Portfolio turnover excludes purchases and sales of the Old Mutual Dwight Short Term Fixed Income Fund, whose assets were acquires by the Ultra Short Duration Fixed Income Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Ultra Short Duration Fixed Income Fund — Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$9.56		$9.58		$9.68	$9.66	$9.74
Income (loss) from investment operations:
Net investment income	0.09		0.14		0.15	0.18	0.32
Net realized and unrealized gains (losses) on investments	(0.04)		0.06		(0.04)	0.06	(0.07)
Total from investment operations	0.05		0.20		0.11	0.24	0.25
Distributions from:
Net investment income	(0.16)		(0.22)		(0.21)	(0.22)	(0.33)
Net asset value at end of period	$9.45		$9.56		$9.58	$9.68	$9.66
Total return	0.52%		2.10%		1.12%	2.49%	2.60%
Ratios and supplemental data:
Net assets at end of period (000’s)	$381,554		$338,669		$346,131	$236,650	$108,552
Ratio to average net assets:
Net expenses	0.65%		0.64%		0.69%	0.69%	0.69%
Gross expenses	0.73%		0.73%		0.78%	0.81%	0.85%
Net investment income	0.89%		1.45%		1.39%	1.69%	3.41%
Portfolio turnover rate	107	%(D)	169	%(D)	144%	119%	15%

(A) Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(B) Not annualized.

(C) Annualized.

(D) Portfolio turnover excludes purchases and sales of the Old Mutual Dwight Short Term Fixed Income Fund, whose assets were acquires by the Ultra Short Duration Fixed Income Fund.  If these transactions were included, portfolio turnover would have been higher.

Touchstone Ultra Short Duration Fixed Income Fund — Institutional

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Period Ended September 30, 2012(A)
Net asset value at beginning of period	$9.56		$9.57
Income (loss) from investment operations:
Net investment income	0.14		0.09
Net realized and unrealized gains (losses) on investments	(0.07)		—	(B)
Total from investment operations	0.07		0.09
Distributions from:	0.07
Net investment income			(0.10)
Total distributions	(0.18)		(0.10)
Net asset value at end of period	$9.45		$9.56
Total return	0.78%		0.99	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$59,662		$6,697
Ratio to average net assets:
Net expenses	0.39%		0.39	%(D)
Gross expenses	0.52%		1.23	%(D)
Net investment income	1.15%		1.70	%(D)
Portfolio turnover rate	107	%(E)	169	%(E)

(A) Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(B) Less than $0.005 per share.

(C) Not annualized.

(D) Annualized.

(E) Portfolio turnover excludes purchases and sales of the Old Mutual Dwight Short Term Fixed Income Fund, whose assets were acquires by the Ultra Short Duration Fixed Income Fund.  If these transactions were included, portfolio turnover would have been higher.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

1.800.638.8194

www.TouchstoneInvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated herein by reference and is legally a part of this prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

TSF-56-TFGT-1401

TOUCHSTONE FUNDS GROUP TRUST

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2014

	Class A	Class C	Class Y	Class Z	Institutional
Touchstone Arbitrage Fund	TMARX	TMACX	TMAYX		TARBX
Touchstone Emerging Markets Equity Fund	TEMAX	TEFCX	TEMYX		TMEIX
Touchstone Global Real Estate Fund	TGAAX	TGACX	TRFYX		TRFIX
Touchstone International Fixed Income Fund	TIFAX	TIFCX	TIFYX		TIFIX
Touchstone Merger Arbitrage Fund	TMGAX	TMGCX	TMGYX		TMGLX
Touchstone Mid Cap Fund	TMAPX	TMCJX	TMCPX	TMCTX	TMPIX
Touchstone Mid Cap Value Fund	TCVAX	TMFCX	TCVYX		TCVIX
Touchstone Premium Yield Equity Fund	TPYAX	TPYCX	TPYYX
Touchstone Sands Capital Select Growth Fund	TSNAX	TSNCX	CFSIX	PTSGX
Touchstone Small Cap Core Fund	TSFAX	TSFCX	TSFYX		TSFIX
Touchstone Small Cap Value Fund	TVOAX	TVOCX	TVOYX		TVOIX
Touchstone Total Return Bond Fund	TCPAX	TCPCX	TCPYX		TCPNX
Touchstone Ultra Short Duration Fixed Income Fund	TSDAX	TSDCX	TSYYX	TSDOX	TSDIX

This Statement of Additional Information (the “SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and, together, the “Funds”).  It is intended to provide additional information regarding the activities and operations of the Touchstone® Funds Group Trust (the “Trust”) and should be read in conjunction with the Funds’ prospectus dated January 30, 2014, as may be amended.  The Funds’ audited financial statements for the fiscal year ended September 30, 2013, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders are hereby incorporated into this SAI by reference.  A copy of the prospectus and annual report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, RI 02940, by calling the Trust at 1-800-543-0407, or by downloading a copy at www.TouchstoneInvestments.com.

TABLE OF CONTENTS

TABLE OF CONTENTS

THE TRUST	3

PERMITTED INVESTMENTS AND RISK FACTORS	5

INVESTMENT LIMITATIONS	23

TRUSTEES AND OFFICERS OF THE TRUST	28

THE ADVISOR	34

THE SUB-ADVISORS AND PORTFOLIO MANAGERS	37

THE ADMINISTRATOR	46

THE DISTRIBUTOR	47

DISTRIBUTION PLANS AND SHAREHOLDER SERVICES ARRANGEMENTS	50

BROKERAGE TRANSACTIONS	51

PROXY VOTING	53

CODE OF ETHICS	53

PORTFOLIO TURNOVER	54

DISCLOSURE OF PORTFOLIO HOLDINGS	54

DETERMINATION OF NET ASSET VALUE	55

DESCRIPTION OF SHARES	56

CHOOSING A CLASS OF SHARES	56

OTHER PURCHASE AND REDEMPTION INFORMATION	58

FEDERAL INCOME TAXES	59

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	68

CUSTODIAN	85

LEGAL COUNSEL	85

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	85

TRANSFER AND SUB-ADMINSTRATIVE AGENT	85

FINANCIAL STATEMENTS	86

APPENDIX A – DESCRIPTION OF CORPORATE BOND RATINGS	A-1

APPENDIX B – PROXY VOTING POLICIES	B-1

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THE TRUST

Touchstone Funds Group Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended on March 24, 2004, and November 20, 2006 (the “Declaration of Trust”), which consists of both diversified and non-diversified Funds.  This SAI relates only to the Touchstone Arbitrage Fund (“Arbitrage Fund”), Touchstone Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), Touchstone Global Real Estate Fund (“Global Real Estate Fund”), Touchstone International Fixed Income Fund (“International Fixed Income Fund”), Touchstone Merger Arbitrage Fund (“Merger Arbitrage Fund”), Touchstone Mid Cap Fund (“Mid Cap Fund”), Touchstone Mid Cap Value Fund (“Mid Cap Value Fund”), Touchstone Premium Yield Equity Fund (“Premium Yield Equity Fund”), Touchstone Sands Capital Select Growth Fund (“Sands Capital Select Growth Fund”), Touchstone Small Cap Core Fund (“Small Cap Core Fund”), Touchstone Small Cap Value Fund (“Small Cap Value Fund”), Touchstone Total Return Bond Fund (“Total Return Bond Fund”), and Touchstone Ultra Short Duration Fixed Income Fund (“Ultra Short Duration Fixed Income Fund”).  All Funds are diversified except for the Arbitrage Fund, the Global Real Estate Fund, the International Fixed Income Fund, the Merger Arbitrage Fund, Sands Capital Select Growth Fund, and the Small Cap Core Fund.  Prior to November 20, 2006, the name of the Trust was Constellation Funds.  Effective November 20, 2006, the Trust’s name changed to Touchstone Funds Group Trust.  The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the “shares”) and separate classes of shares.  Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

Touchstone Advisors, Inc. (the “Advisor”) is the investment manager and administrator for each Fund.  The Advisor has selected sub-advisors to manage, on a daily basis, the assets of each Fund.  The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).  Touchstone Securities, Inc. (the “Distributor”) is the principal distributor of the Funds’ shares.  The Distributor and one of the sub-advisors, Fort Washington Investment Advisors, Inc., are affiliates of the Advisor.

The Trust offers five separate classes of shares: Classes A, C, Y, Z, and Institutional shares.  The shares of a Fund represent an interest in the same assets of such Fund.

The shares have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums.  The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust’s Funds and Classes that are currently offered are listed below:

Funds	Class A	Class C	Class Y	Class Z	Institutional Class
Arbitrage Fund	x	x	x		x
Emerging Markets Equity Fund	x	x	x		x
Global Real Estate Fund	x	x	x		x
International Fixed Income Fund	x	x	x		x
Merger Arbitrage Fund	x	x	x		x
Mid Cap Fund	x	x	x	x	x
Mid Cap Value Fund	x	x	x		x
Premium Yield Equity Fund	x	x	x
Sands Capital Select Growth Fund	x	x	x	x
Small Cap Core Fund	x	x	x		x
Small Cap Value Fund	x	x	x		x
Total Return Bond Fund	x	x	x		x
Ultra Short Duration Fixed Income Fund	x	x	x	x	x

History of the Funds

Effective as of the close of business on May 7, 2004, the Ultra Short Duration Fixed Income Fund and Small Cap Value Fund acquired all of the assets and liabilities of the Turner Funds, which included Turner Core Value Fund, Turner Small Cap Value Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, and Turner Small Cap Value Opportunities Fund (each a “Constellation Turner Fund”), respectively.  Performance information relating to an aforementioned Fund presented prior to May 7, 2004 refers to the Fund’s performance as a predecessor Constellation Turner Fund.

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Global Real Estate Fund. On February 22, 2013, the Global Real Estate Fund replaced its sub-advisor, Cornerstone Real Estate Advisors, LLC with an interim sub-advisor, Russell Implementation Services, Inc. On May 23, 2013, the Touchstone Global Real Estate Fund replaced its interim sub-advisor with Forum Securities Limited.

Mid Cap Fund. From the Mid Cap Fund’s inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of Constellation Institutional Portfolios.  Turner Investment Partners, Inc. (“TIP”) served as the Midcap Core Portfolio’s investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio’s investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund.  On November 20, 2006, the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund.  TIP remained as the sub-advisor after these changes.  On February 2, 2009, the Fund’s Class Y shares were renamed the Institutional Class shares.  On January 28, 2010, the Institutional Class shares were renamed the Class Y shares.  On December 8, 2011, the Mid Cap Fund replaced its sub-advisor, Turner Investment Partners Inc. with The London Company of Virginia d/b/a The London Company (“The London Company”).

Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios’ Midcap Core Portfolio (the “predecessor CIP Midcap Core Portfolio”).  Performance information presented prior to April 15, 2005 refers to the Fund’s performance as the predecessor CIP Midcap Core Portfolio.

Sands Capital Select Growth Fund. From the Sands Capital Select Growth Fund’s inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital.  On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund.  On November 20, 2006, the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund.  Sands Capital remained as the sub-advisor after the change.

Effective as of the close of business on July 30, 2004, the Sands Capital Select Growth Fund acquired all of the assets and liabilities of the Pitcairn Select Growth Fund.  Performance information relating to an aforementioned Fund presented prior to July 30, 2004 refers to the Fund’s performance as the Pitcairn Select Growth Fund.

Small Cap Value Fund. From the Small Cap Value Fund’s inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP.  On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund.  Effective December 22, 2005, the Fund’s name was changed to Constellation Small Cap Value Opportunities Fund.  On November 20, 2006, the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund.  Turner Investment Partners, Inc. and Diamond Hill Capital Management, Inc. remained as the sub-advisors to the Fund after the change.  James Investment Research, Inc. became a sub-advisor to the Fund on June 20, 2007.  Diamond Hill Capital Management, Inc. and James Investment Research, Inc. were removed as sub-advisors to the Fund on June 16, 2008.  Turner Investment Partners, Inc. was replaced as sub-advisor to the Fund on December 6, 2010 by DePrince, Race and Zollo, Inc.  On December 6, 2010, the Touchstone Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Fund.

Total Return Bond Fund. On April 19, 2011, the Core Plus Fixed Income Fund replaced its sub-advisor, Bradford & Marzec LLC (“Bradford & Marzec”), with EARNEST Partners LLC and changed its name to the Touchstone Total Return Bond Fund.  On August 1, 2011, the EARNEST Partners Fixed Income Trust (the “EARNEST Trust”), a series of the Nottingham Investment Trust II, was reorganized into the Touchstone Total Return Bond Fund (the “Reorganization”).  Prior to the Reorganization, the EARNEST Trust had an investment goal and principal investment strategies similar to those of the Fund.  Performance information presented prior to August 1, 2011 refers to the Fund’s performance as the EARNEST Trust.

On April 16, 2012, the Total Return Bond Fund acquired all of the assets and liabilities of the Old Mutual Barrow Hanley Core Bond Fund pursuant to an Agreement and Plan of Reorganization dated October 4, 2011.

Ultra Short Duration Fixed Income Fund. From the Ultra Short Duration Fixed Income Fund’s inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds – One Year Portfolio.  On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds – One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund.  On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund.  On November 20, 2006 the Constellation Chartwell Ultra Short Duration Fixed Income Fund was renamed the Touchstone Ultra Short Duration Fixed Income Fund.  In October 2008, the Fund replaced its previous sub-advisor with Fort Washington Investment Advisors, Inc.  The performance shown

4

prior to October 2008 represents the performance of the previous sub-advisor.  On May 17, 2013, the Touchstone Short Duration Fixed Income Fund was reorganized into the Ultra Short Duration Fixed Income Fund.

On April 16, 2012, the Ultra Short Duration Fixed Income Fund acquired all of the assets and liabilities of the Old Mutual Dwight Short Term Fixed Income Fund pursuant to an Agreement and Plan of Reorganization dated October 4, 2011.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal investment strategies and principal risks are described in the prospectus.  The following supplements the information contained in the prospectus concerning each Fund’s principal investment strategies and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment goals, policies and strategies.  The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Fund’s Board of Trustees (the “Board”), unless designated as a “Fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

Borrowing. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio.  Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.  The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings.  In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate.  These transactions involve a number of risks including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

The Funds have adopted fundamental limitations and certain of the Funds have also adopted non-fundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing.  See the section entitled “Investment Limitations,” below.

Business Development Companies. Business development companies (“BDCs”) are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the “1940 Act”).  BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising.  BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies.  BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “IRC”).  BDCs have expenses associated with their operations.  Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.  BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value.

The Premium Yield Equity Fund may invest up to 10% of its net assets in BDCs.

Canadian Income Trusts. Canadian Income Trusts are a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation.  This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange.  Canadian income trusts enjoy special corporate tax privileges.

The Premium Yield Equity Fund may invest up to 10% of its net assets in Canadian Income Trusts.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price.  Convertible securities typically have characteristics of both fixed income and equity securities.  Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Each Fund, other than the Ultra Short Duration Fixed Income Fund, may  invest in convertible securities.

Derivatives. Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

5

•         To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

•         As a substitute for purchasing or selling securities;

•         To shorten or lengthen the effective portfolio maturity or duration;

•         To enhance a Fund’s potential gain in non-hedging or speculative situations; or

•         To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.  Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing.  A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities.  Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets.  In addition, much of the income and gains generated by derivatives will be taxed as ordinary income for federal income tax purposes.  Derivative instruments include futures, options, swaps, and, to the extent consistent with a Fund’s investment goals, forward currency exchange contracts.  Under normal circumstances, investment in these types of derivatives will typically be limited to the level necessary to keep the Fund and the Advisor from having to register with the Commodities Futures Exchange Commission.

Eurobonds. A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used.  Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries.  While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

Exchange-Traded Funds (“ETFs”). ETFs represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international.  ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day.  A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly.  The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by the Fund that increase their costs versus the costs of owning the underlying securities directly.  Also, although ETFs often seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition or performance of specific indices or portions of specific indices.  Certain ETFs are traded on a securities exchange.  The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.  Examples of ETFs include SPDRsR, Select Sector SPDRsR, DIAMONDSR, NASDAQ 100 Shares, and iSharesR.

Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the Securities and Exchange Commission (the “SEC”) and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF.  The Funds have entered into such agreements and may enter into other agreements in the future.

Futures Contracts and Options on Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its exposure.  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.  In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges.  Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to

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a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts.  Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”).  The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return.  When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks.  To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.  If the Fund continues to engage in the described investment techniques and properly covers its investment in the manner described above, the segregated account or other form of coverage will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding investments.  Additionally, such coverage will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund, other than the Total Return Bond Fund, may invest in futures contracts and options on futures contracts.

Illiquid Securities. Subject to the limitations in the 1940 Act and interpretations of the staff of the Securities and Exchange Commission, the Funds may invest in illiquid securities.  Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund’s books.  Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.  The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that certain investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, ‘‘special situations’’) could enhance the Funds’ capital appreciation potential.  To the extent these investments are deemed illiquid, the Funds’ investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Funds’ Advisor or Sub-Advisors based on procedures approved by the Board.

Initial Public Offerings (“IPOs”). Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs will be allocated by the Sub-Advisors in accordance with their respective procedures for allocating limited opportunities.  Because IPO shares frequently are volatile in price, the Funds may hold IPO shares

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for a very short period of time.  This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs.  By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Funds may be more significantly impacted by IPOs when they are smaller size, and may be impacted to a lesser degree as assets increase.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.  Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.  These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions.  They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.  They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals.  Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Investment Company Shares. Such investments are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies.  These investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

See also “Investment Limitations” and “Exchange Traded Funds.”

Leveraging. Leveraging a Fund through borrowing or other means creates an opportunity for increased net income, but, at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on the Fund’s portfolio.  Although the principal amount of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used.  Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

Because the SEC staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage.  The requirement that such transactions be fully collateralized by assets segregated by the Funds’ custodian or otherwise subject to “covering” techniques imposes a practical limit on the leverage these transactions create.

Lower-Rated Securities. The Funds, except for the Ultra Short Duration Fixed Income Fund, may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities.  Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO).  Such obligations are speculative and may be in default.  There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund.  Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates.  The market values of fixed-income securities tend to vary inversely with the level of interest rates.  Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.  Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities.  In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities.  As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Furthermore, a Fund may experience difficulty in valuing certain securities at certain times.  Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund’s net asset value.

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Lower-rated or unrated debt obligations also present risks based on payment expectations.  If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market:  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates.  Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.  The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market.  This may limit the Fund’s ability to sell such securities at their market value.  In addition, the market for these securities may be adversely affected by legislative and regulatory developments.  Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes:  Lower-rated bonds are very sensitive to adverse economic changes and corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.  In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s net asset value.

Payment Expectations:  High-yield, high-risk bonds may contain redemption or call provisions.  If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets.  If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund’s rate of return.

Taxes:  A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount.  Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended (the “IRC”) even though the Fund has not received any interest payments on such obligations during that period.  Because the original issue discount earned by a Fund in a taxable year is not represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions.  Borrowing to fund any distribution also has tax implications.  See “Federal Income Taxes” for more information.

The Total Return Bond Fund and International Fixed Income Fund may invest up to 20% of their net assets in lower-rated securities.

Market Disruption. The United States, certain member states of the European Union and other countries have experienced during the past few years significant disruption to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest.  During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment goals, but there can be no assurance that they will be successful in doing so.

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Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.  MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership.  They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.  Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.  To the extent that an MLP’s interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry.  The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation.  In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.  An MLP may be taxed as a corporation, contrary to its intention to be taxed as a partnership, resulting in decreased returns to the Fund invested in the MLP.  A Fund’s investment in an MLP may generate unrelated business taxable income (“UBTI”) to tax-exempt shareholders of the Fund.  Tax-exempt shareholders are urged and advised to consult their own tax advisors to determine the impact on them of a Fund’s investment in an MLP.

Micro-Cap Securities. The Funds may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro-cap companies.  Micro-cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects.  Micro-cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers.  Micro-cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.  In addition, micro-cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established.  As a result, the prices of their securities may fluctuate more than those of larger issuers.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments.  They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Related and Other Asset-Backed Securities.

Asset-Backed Securities. Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables.  Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.  Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.  Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans.  Covered bonds typically carry a 2 to10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.  The International Fixed Income Fund may invest up to 10% of its net assets in foreign covered bonds.

The credit quality of an asset-backed security (“ABS”) transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.  Some ABSs are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABSs have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

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Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.  The residential mortgage market in the United States has experienced difficulties in recent years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments.  Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy.  Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government Pass-Through Securities. Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans.  The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Fannie Mae and Freddie Mac.  Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders.  Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal.  Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan.  Certain federal agencies, such as Ginnie Mae, have been established as instrumentalities of the United States government to supervise and finance certain types of activities.  Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., Ginnie Mae securities) or supported by the issuing agencies’ right to borrow from the U.S. Treasury.  The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).  Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-related securities issued by Ginnie Mae include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Government.  Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by Ginnie Mae. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by Ginnie Mae of the pool, Ginnie Mae provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by Ginnie Mae, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less Ginnie Mae’s and the issuer’s fees.  Ginnie Mae is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less Ginnie Mae’s and the issuer’s fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States.  Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a

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debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since 2009, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities.  When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded Fannie Mae and Freddie Mac’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).  In February 2012, FHFA sent to Congress a strategic plan for the next phase of the conservatorships of Freddie Mac and Fannie Mae.  The plan sets forth objectives and steps FHFA is taking or will take to meet FHFA’s obligations as conservator.  In August 2012 it was reported that Fannie Mae and Freddie Mac had collectively drawn $190 billion in federal aid and paid $46 billion in dividends since being placed in conservatorship in 2008.

Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities. Future legislative and regulatory action could alter the operations, ownership, structure or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by a Fund.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (“REMICS”). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property.  For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.  Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

The Total Return Bond Fund may invest up to 25% of its net assets in REMICs.

Collateralized Mortgage Obligations (“CMO”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments.  Actual maturity and average life will depend upon the pre-payment experience of the collateral.  In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.  CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

The Total Return Bond Fund may invest up to 25% of its net assets in CMOs.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

The Total Return Bond Fund may invest up to 15% of its net assets in commercial mortgage-backed securities.

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Mortgage Dollar Rolls. Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date.  The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate.  Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase.  Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.  If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted.  Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.  To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account or otherwise earmark assets as cover in an amount sufficient to cover its repurchase obligation or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.  The Total Return Bond Fund may invest up to 45% of its net assets in mortgage dollar rolls.

Stripped Mortgage-Backed Securities (“SMBS”). SMBs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities.  Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.  The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell these securities at any particular time.

The Total Return Bond Fund may invest up to 5% of its net assets in interest-only SMBs’ and up to 5% of its net assets in principal-only SMBs’.

Municipal Securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.  Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes.  Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.  General obligation bonds are backed by the taxing power of the issuing municipality.  Revenue bonds are backed by the revenues of a project or facility.  The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.  Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by the Fund to its shareholders may not be tax-exempt.

The Total Return Bond Fund may invest up to 10% of its net assets in municipal securities.

Obligations of Supranational Entities. Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally

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opened.  If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future.  A Fund will pay a premium when purchasing put and call options.  If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write both covered call and put options.  A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value.  When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.  When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.  When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options.  Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.  It is the position of the staff of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.  Call options on foreign currencies written by a Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.  With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put, earmark assets as cover, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.  There are certain additional risks associated with foreign currency options.  The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar.  As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

A Fund may purchase and write put and call options on indices and enter into related closing transactions.  Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.  Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.  A Fund may choose to terminate an option position by entering into a closing transaction.  The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

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All options written on indices must be covered.  When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund’s interest rate risks.  There can be no assurance that hedging transactions will be successful.  A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them.  Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Total Return Bond Fund will not invest in options.  The Emerging Markets Equity Fund and Mid Cap Value Fund may invest in options for hedging purposes only.  The International Fixed Income Fund may not write options.

Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange.  Ordinary shares may be purchased with and sold for U.S. dollars.  Investing in foreign companies may involve risks not typically associated with investing in United States companies.  See “Securities of Foreign Issuers.”

Pay-In-Kind Bonds. Pay-in-kind bonds are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period.  Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.  Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

The Total Return Bond Fund may invest up to 5% of its net assets in pay-in-kind bonds.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

The Total Return Bond Fund and Mid Cap Value Fund may invest up to 10% of their net assets in preferred stock.

Privatization. Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises.  The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors.  There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

Receipts. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes.  Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs and

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Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the IRC or its failure to maintain exemption from registration under the 1940 Act.

The Mid Cap Value Fund may invest up to 10% of its net assets in REITs.  The Emerging Markets Equity Fund may invest up to 25% of its net assets in REITs.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York.  Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds’ custodian at the Federal Reserve Bank.  A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.  The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund’s investment restriction applicable to loans.  It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for a Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

The Ultra Short Duration Fixed Income Fund may invest in repurchase agreements as part of its principle investment strategy described in the prospectus.

Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.  Reverse repurchase agreements are considered borrowing by a Fund and are subject to a Fund’s limitations on borrowing.  A dollar roll transaction involves a sale by a Fund of an eligible security

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to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price.  A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price.  Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

The Total Return Bond Fund may invest up to 5% of its net assets in reverse repurchase agreements.

Royalty Trusts. Royalty income trusts are structured similarly to REITs.  A royalty income trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty income trust.  A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty income trusts.

Rule 144A Securities. Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”).  Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.  Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to procedures adopted by the Trust’s Board.

The Mid Cap Fund may not purchase Rule 144A securities.  The Total Return Bond Fund may invest up to 25% of its net assets in Rule 144A securities.  The Emerging Markets Equity Fund and International Fixed Income Fund may invest up to 10% of their net assets in Rule 144A securities.

Securities Lending. In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments.  The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

Securities of Foreign Issuers. The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs.  Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States.  Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies.

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The Emerging Markets Equity Fund, Global Real Estate Fund, and International Fixed Income Fund invest in securities of foreign issuers as part of their principal investment strategy as more fully described in the prospectus.  The Mid Cap Value Fund may invest up to 10% of their net assets in foreign securities.  The Total Return Bond Fund may invest up to 50% of its net assets in securities of foreign issuers of which up to 20% may be denominated in a foreign currency.

Foreign Market Risk. A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount a Fund can earn on its investments.

Foreign Currency Risk. While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: (1) It may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) The inter-bank market in foreign currencies is a global, around-the-clock

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market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates.  The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.  The Funds also may invest in foreign currency futures and in options on currencies.  A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract.  A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency.  However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities.  Rather, they simply establish a rate of exchange which one can obtain at some future point in time.  Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.  At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency.  A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency.  With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars.  A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

Emerging Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index.  As of January 1, 2014, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time.

With respect to the Emerging Markets Equity Fund, emerging market countries include those that are included in the MSCI Emerging Markets Index; are considered by the Sub-Advisor to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index; or whose economic activity and capital markets are dependent on emerging market countries  (examples include Hong Kong and Singapore).  When the Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, or (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to

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national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

The Premium Yield Equity Fund may invest up to 40% of its total assets in emerging market securities.  The Mid Cap Value Fund may invest up to 10% of its net assets in ADRs of emerging market issuers.  The Total Return Bond Fund may invest up to 10% of its net assets in investment-grade emerging-market debt securities and up to 10% of its net assets in non-investment-grade emerging-market debt securities.  The International Fixed Income Fund may invest up to 10% of its net assets in emerging-market debt securities.

The Emerging Markets Equity Fund may also invest up to 20% of its net assets in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses.  These securities are not registered with the Securities and Exchange Board of India.  Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.

American Depositary Receipts (“ADRs”). ADRs as well as other “hybrid” forms of ADRs, including GDRs, are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions.  ADRs may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Ultra Short Duration Fixed Income Fund does not invest in ADRs.  The Mid Cap Value Fund may invest up to 10% of their net assets in ADRs.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other

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factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts.  Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Short Sales. In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement.  The Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan. A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise.  Any Fund that engages in short sales will comply with these requirements.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund.  If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses.  If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

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Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty are considered to be illiquid securities.

Temporary Defensive Positions. A Fund may take temporary defensive positions that are inconsistent with the Fund’s normal investment strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the sub-advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  In addition, a Fund may hold uninvested cash on a temporary basis if, in the sub-advisor’s discretion, market conditions warrant.  A Fund’s uninvested cash balances may or may not earn interest while maintained at the Fund’s custodian.  There is no limit on the extent to which a Fund may take temporary defensive positions. In taking such positions, the Fund may fail to achieve its investment goal.

U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.  Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of Fannie Mae and Freddie Mac; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed.  The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.”  The value of shares of a Fund that may invest in U.S. Government obligations may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. Government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”).  They also include Treasury inflation-protection securities (“TIPS”).

Variable and Floating Rate Instruments. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued, Delayed Delivery Securities and Forward Commitment Transactions. A Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction.  When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.  Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

Yankee Obligations. Yankee obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act.  These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.  Yankee obligations, as obligations of foreign issuers, are subject to the same types of

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risks discussed above in “Securities of Foreign Issuers”.

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

Zero Coupon Securities. The Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity.  Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently.  The IRC requires that the Fund accrue interest income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to federal income tax and to continue to maintain its status as a regulated investment company under the IRC.  Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to the Fund under the IRC.  See “Federal Income Taxes.”

INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.

The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

The Ultra Short Duration Fixed Income Fund may not, except as otherwise provided below:

1.                                      With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.                                      Invest more than 25% of the Fund’s assets in securities issued by companies in a single industry or related group of industries.

3.                                      Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.  Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4.                                      Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies.  The loans cannot exceed 33 1/3% of a Fund’s assets.  A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions which may be granted to the Fund by the SEC.

For example, at a minimum, a Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5.                                      Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.                                      Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation, or order of the SEC.

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7.                                      Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.                                      Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas, or mineral leases.

The Sands Capital Select Growth Fund and Premium Yield Equity Fund may not:

1.                                      Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2.                                      Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less a Fund’s liabilities (other than borrowings), except that a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3.                                      Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4.                                      Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5.                                      Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies.  The loans cannot exceed 33 1/3% of a Fund’s assets.  A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions which may be granted to the Fund by the SEC.

For example, at a minimum, a Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6.                                      Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation, or order of the SEC, or SEC staff interpretation.

7.                                      Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8.                                      The Premium Yield Equity Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Mid Cap Fund may not:

1.                                      Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2.                                      Issue senior securities representing stock, except to the extent permitted by the 1940 Act.  In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3.                                      Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4.                                      Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

5.                                      Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

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6.                                      Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7.                                      Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be interpreted from time to time.

8.                                      Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

The Arbitrage Fund, Emerging Markets Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Merger Arbitrage Fund, Mid Cap Value Fund, Small Cap Core Fund, and Total Return Bond Fund may not:

1.                                      Diversification.  For each diversified fund only, the Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time.

2.                                      Borrowing Money.  The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.                                      Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.                                      Loans.  The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

5.                                      Real Estate.  The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.                                      Commodities.  The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7.                                      Concentration of Investments.  The Funds, except the Global Real Estate Fund, may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.  The Global Real Estate Fund will invest more than 25% of its total assets in the real estate industry.

8.                                      Senior Securities.  The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The fundamental limitations for the Small Cap Value Fund are:

1.                                      Diversification. The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.                                      Borrowing Money. The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.                                      Underwriting. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

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4.                                      Loans. The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

5.                                      Real Estate. The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.                                      Commodities. The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7.                                      Concentration of Investments. The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

8.                                      Senior Securities. The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1. Diversification. Under the 1940 Act, a diversified investment management company may not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agents or instrumentalities, cash item or, in certain circumstances, securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the  outstanding voting securities of any one issuer.

2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4. Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Non-Fundamental Policies. Each Fund also has adopted certain non-fundamental investment limitations.  A non-fundamental investment limitation may be amended by the Board without a vote of shareholders.

The following investment limitations are non-fundamental policies of the Mid Cap Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund, Small Cap Value Fund, and Ultra Short Duration Fixed Income Fund. No Fund may:

1.                                      Pledge, mortgage, or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund’s assets) permitted by the Fund’s fundamental limitation on borrowing.

2.                                      Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions

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involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3.                                      Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Ultra Short Duration Fixed Income Fund) of its net assets would be invested in illiquid securities.  Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 (“the 1933 Act”) and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board.

4.                                      The Ultra Short Duration Fixed Income Fund, Small Cap Value Fund, and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5.                                      The Ultra Short Duration Fixed Income Fund, Small Cap Value Fund, and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6.                                      The Ultra Short Duration Fixed Income Fund, Small Cap Value Fund, and Mid Cap Fund may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds’ SAI.

7.                                      Make investments in securities when outstanding borrowings exceed 5% of a Fund’s total assets.

The following investment policies are non-fundamental policies of the Mid Cap Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund, Small Cap Value Fund, and Ultra Short Duration Fixed Income Fund:

1.                                      Each Fund may purchase securities on a when-issued basis and borrow money (borrowing money is permitted by the Funds’ fundamental limitation on borrowing).

2.                                      Each Fund may enter into futures and options transactions.

3.                                      Each Fund may hold up to 15% (10% for the Ultra Short Duration Fixed Income Fund) of its net assets in illiquid securities.

4.                                      Each Fund, except the Ultra Short Duration Fixed Income Fund, may purchase convertible securities.

5.                                      Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund’s assets.

6.                                      Each Fund may purchase fixed-income securities, including variable- and floating-rate instruments and zero coupon securities.

7.                                      Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

8.                                      Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund’s total assets.

9.                                      Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of time served, principal occupations for the past five years, number of funds overseen in the Touchstone Fund Complex and other directorships held.  All Funds managed by the Advisor are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.  The Trustees, who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

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Interested Trustees(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company) from 1999 to the present.	50

Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to the present; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; and W&S Financial Group Distributors (a distribution company) from 1999 to the present.

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	50

Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present.

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Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer (from 2003 to the present) of Cintas Corporation (a business services company).	50	None.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (charitable organization) from 11/2012 to 2013.	50	Trustee of Cincinnati Parks Foundation (a charitable organization) from 2000 to the present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	50

Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	50	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; Mercy Health Foundation from 2007 to the present.

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2)As of September 30, 2013, the Touchstone Fund Complex consists of 13 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 18 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

(3)Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust,

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Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003 – 2010.

Timothy S. Stearns Touchstone Advisors Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2013

Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013) and Chief Compliance Officer, Franklin Templeton Investments (1997 to 2009).

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).

Elizabeth R. Freeman BNY Mellon 201 Washington St., 34th Fl. Boston, MA 02108 Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011.	Managing Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

(1)Each officer also holds the same office with the Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

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Additional Information About the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Sub-Advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper, executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie, portfolio management experience at a private multinational holding company; and Mr. VonderBrink, experience as a consultant and director of other corporations.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board.  The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee.  Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.  Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall supervision of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a

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variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Sub-Advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee. All of the Independent Trustees are members of the Audit Committee.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls.  During the fiscal year ended September 30, 2013, the Audit Committee held 5 meetings.

Governance Committee. All of the Independent Trustees are members of the Governance Committee.  The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  The Governance Committee held 4 meetings during the fiscal year ended September 30, 2013.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Funds (i.e., dollar range of securities in each Fund) and the Touchstone Fund Complex as of December 31, 2013.

Trustees
Funds	Jill T. McGruder	Phillip R. Cox	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	Edward J. VonderBrink
Arbitrage Fund	None	None	None	None	None	None
Emerging Markets Equity Fund	$10,001-$50,000	None	None	$10,000-$50,000	None	None
Global Real Estate Fund	None	None	None	$50,000-$100,000	None	None
International Fixed Income Fund	None	None	None	None	None	None
Merger Arbitrage Fund	None	None	None	$10,000-$50,000	None	None
Mid Cap Fund	None	None	None	$10,000-$50,000	None	None
Mid Cap Value Fund	$10,001-$50,000	None	None	$50,000-$100,000	None	None
Premium Yield Equity Fund	None	None	None	None	None	None
Sands Capital Select Growth Fund	None	None	None	$50,000-$100,000	None	None

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Small Cap Core Fund	$10,001-$50,000	None	None	$50,000-$100,000	None	None
Small Cap Value Fund	None	None	None	None	None	None
Total Return Bond Fund	None	None	None	None	None	None
Ultra Short Duration Fixed Income Fund	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)	Over $100,000	None	None	Over $100,000	None	None

(1) As of December 31, 2013, the Touchstone Fund Complex consisted of 13 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 18 series of Touchstone Strategic Trust, 3 series of  Touchstone Tax-Free Trust, and 10 variable annuity series of Touchstone Variable Series Trust.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2013.

Name	Compensation from the Trust(1)	Aggregate Compensation from the Touchstone Fund Complex(2)
Jill T. McGruder	$0	$0
Phillip R. Cox	$31,116.92	$113,100
William C. Gale(3)	$12,730.65	$50,000
Susan J. Hickenlooper	$27,327.14	$99,888
Kevin A. Robie(3)	$5,999.99	$25,000
Edward J. VonderBrink(3)	$5,999.99	$25,000

(1)         The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2012 is $4,000.

(2)         As of September 30, 2013, the Touchstone Fund Complex consists of 13 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 18 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

(3)         Mr. Gale did not begin his term as Trustee until May 22, 2013, and Messrs. Robie and VonderBrink did not begin their terms until August 21, 2013.

The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Beginning 1/1/14	$13,500	$4,500	$4,500	$5,000
1/1/13-12/31/13	$11,000	$4,500	$4,500	$5,000

Leading Trustee Fees
Beginning 1/1/14	$5,000
1/1/13-12/31/13	$5,000

Committee Chair Fees
Beginning 1/1/14	$1,000	$1,500	$1,500
1/1/13-12/31/13	$1,000	$1,500	$1,500

Telephonic Meeting Attendance Fee = $1,500

All fees are split equally among the Funds comprising the Touchstone Fund Complex.

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THE ADVISOR

Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”), is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated March 1, 2006.  Under the Advisory Agreement, the Advisor continuously reviews, supervises, and administers the Funds’ investment program, subject to the supervision of, and policies established by, the Board of the Trust (the “Trustees”).  The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s) (the “Sub-Advisors”).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30-day nor more than 60-day written notice to the Advisor, or by the Advisor on 90-day written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”).  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.  Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund. Shareholders of a Fund will be notified of any changes in its sub-advisory agreement.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Fund	Investment Advisory Fee
Arbitrage Fund	1.05% on first $500 million of assets; 1.00% on next $500 million of assets; and 0.95% on assets over $1 billion
Emerging Markets Equity Fund	1.05% on first $200 million of assets; 1.00% on next $200 million of assets; and 0.90% on assets over $400 million
Global Real Estate Fund	0.80%
International Fixed Income Fund	0.55% on first $100 million of assets; 0.50% on next $150 million of assets; and 0.45% on assets over $250 million
Merger Arbitrage Fund	1.05%
Mid Cap Fund	0.80% on the first $500 million; 0.75% on next $500 million; and 0.70% on assets over $1 billion

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Mid Cap Value Fund	0.85% on first $100 million of assets; 0.80% on next $300 million of assets; and 0.75% on assets over $400 million
Premium Yield Equity Fund	0.70% on the first $100 million of assets; and 0.65% on the assets over $100 million
Small Cap Core Fund	0.85%
Small Cap Value Fund*	0.90%
Total Return Bond Fund	0.35%
Ultra Short Duration Fixed Income Fund	0.25%

*Prior to May 23, 2013, the Fund paid 0.95% on the first $100 million and 0.90% of such assets over $100 million.

As described in the prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark.  The “Highest/Lowest Possible Advisory Fee” column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement.  Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

Fund	Benchmark	Required Excess Performance	Base Advisory Fee	Annual Adjustment Rate	Highest / Lowest Possible Advisory Fee
Sands Capital Select Growth Fund	Russell 1000R Growth Index	+/- 2.50%	0.85% on the first $1 billion of assets; 0.80% on the next $500 million of assets; 0.75% on the next $500 million of assets; 0.70% on assets above $2 billion	+/- 0.15%	1.00% / 0.55%

The Sands Capital Select Growth Fund’s performance adjustment is calculated and paid monthly by comparing the Fund’s performance to the performance of the Fund’s benchmark over a “performance period.”  The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months.  The Fund’s annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years).  The resulting amount is then added (in the case of over-performance) or subtracted from (in the case of underperformance) to the Fund’s base fee.

For example, assume that the Sands Capital Select Growth Fund’s average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year.  The Fund’s base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).  If the Fund outperformed (or underperformed) the Russell 1000R Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund’s base fee.  If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor’s advisory fee would increase (or decrease) by a maximum of $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund’s base advisory fee is based upon the Fund’s performance compared to the investment record of its stated benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark.  Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Each Fund shall pay the expenses of its operation, including but not limited to (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to a Fund; (iv) brokers’ commissions, and issue and transfer taxes chargeable to a Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any.  The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

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By its terms, the Funds’ investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Funds’ investment advisory agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of a Fund’s outstanding voting securities, or by the Advisor.  The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.  Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure a Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Funds’ fee table.  Expenses that are not waived or reimbursed by the Advisor include dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; other extraordinary expenses not incurred in the ordinary course of business; amounts, if any, payable pursuant to a shareholder servicing plan; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act (“Excluded Expenses”).  The Fund bears the costs of these Excluded Expenses.  The contractual limits set forth in the fee table have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable.  Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.

Advisory Fees and Fee Waivers or Reimbursements. For the fiscal years ended September 30, 2011, 2012 and 2013, the Trust paid advisory fees and received waivers or reimbursements as shown in the following table:

	Advisory Fees Paid				Fee Waivers or Reimbursements
Fund	2011		2012	2013	2011		2012	2013
Arbitrage Fund*	N/A		N/A	N/A	N/A		N/A	N/A
Emerging Markets Equity Fund	$3,623,734		$5,304,570	$5,076,301	$273,189		$290,432	$45,535
Global Real Estate Fund	$37,973		$67,378	$172,169	$120,351		$113,063	$148,140
International Fixed Income Fund	$58,274		$89,315	$165,967	$99,804		$93,070	$138,236
Merger Arbitrage Fund	$8,113	*	$1,588,533	$5,076,013	$25,319	**	$28,259	$3,731
Mid Cap Fund	$898,808		$542,731	$1,261,378	$156,505		$164,248	$301,421
Mid Cap Value Fund	$433,330		$580,790	$1,050,222	$161,592		$208,011	$289,357
Premium Yield Equity Fund	$311,527		$535,241	$1,039,848	$96,106		$113,135	$147,831
Sands Capital Select Growth Fund	$10,239,402		$19,699,570	$31,679,688	$923,778		$1,581,955	$2,540,604
Small Cap Core Fund	$1,352,814		$2,705,709	$5,693,804	$480,303		$501,670	$880,591
Small Cap Value Fund	$542,517		$328,865	$339,291	$100,441		$144,496	$159,036
Total Return Bond Fund	$38,912		$329,808	$612,160	$71,438		$167,659	$192,454
Ultra Short Duration Fixed Income Fund	$688,037		$1,013,737	$1,571,340	$258,722		$418,522	$505,681

*The Arbitrage Fund did not commence operations until October 1, 2013.

**Reflects the period from August 9, 2011 to September 30, 2011.

THE SUB-ADVISORS AND PORTFOLIO MANAGERS

The Advisor has selected sub-advisors (the “Sub-Advisors”) to manage all or a portion of a Fund’s assets, which allocation is determined by the Advisor.  The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the oversight of, and policies established by, the Board.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor.  As described in the prospectus, each Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises, except Sands Capital Management, LLC which receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under performs its stated benchmark.  Each Sub-

36

Advisor’s fee with respect to each Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month. The performance adjustment for the Sands Capital Select Growth Fund is calculated as set forth above.

A description of each sub-advisor is below. In addition, the following charts list the Funds’ portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in their managed Fund(s) at the end of the September 30, 2013 fiscal year.  Listed below the charts is (i) a description of the portfolio managers’ compensation structure as of September 30, 2013, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager as of September 30, 2013.  Also as of September 30, 2013, for some of the sub-advisors, certain portfolio managers managed accounts subject to both an advisory and a performance fee.

Emerging Markets Equity Fund

AGF Investments America Inc.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Way
Registered Investment Companies	1	$321.23	0	N/A
Other Pooled Investment Vehicles	11	$3,249.19	0	N/A
Other Accounts	12	$4,268.25	1	$160.03

Compensation. The compensation program for portfolio managers is designed to attract, motivate, reward, and retain talented individuals.  This program is strongly influenced by the philosophy that the compensation of managers should be primarily linked to the performance of the mandates they manage.  Salaries are based on individual responsibilities, performance and relevant competitive market data.

The salaries for portfolio managers have been established within competitive ranges, taking into account the type and size of the funds they manage.  Salaries are reviewed on an annual basis.  Incentive bonuses are determined relative to salary for the achievement of mandate performance relative to a peer group and managers are eligible to receive a multiple of base salary annually in the form of bonus.  Long-term incentive compensation is offered through three stock acquisition plans: the stock options plan, share appreciation rights and the employee share ownership plan.  These plans allow interested employees, subject to eligibility, to become shareholders which directly align their interests with those of non-employee shareholders.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading.  AGF has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Fund Ownership.  The following table indicates for the Emerging Markets Equity Fund the dollar range of shares beneficially owned by the Funds’ portfolio manager as of September 30, 2013.

Portfolio Manager	Dollar Range of Fund Shares Owned
Stephen Way	None

Small Cap Value Fund

DePrince, Race & Zollo, Inc.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Gregory T. Ramsby
Registered Investment Companies	5	$331	0	N/A
Other Pooled Investment Vehicles	4	$258	0	N/A
Other Accounts	43	$1,948	2	$337

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Compensation.  DRZ’s investment professionals receive a base salary commensurate with their level of experience. DRZ’s goal is to maintain competitive base salaries through review of industry standards and market conditions.  Bonus compensation is based on the performance of portfolio assignments relative to appropriate market benchmarks and the product’s percentile ranking, which measures how well that particular product performed relative to its peers.  In addition, DRZ has awarded certain employees equity for their contribution to the firm’s performance and the accomplishment of strategic objectives.  DRZ believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for the majority of the bonus calculation.  The balance of the bonus award is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, client relations, presentation skills and professional development.  Portfolio managers/analysts are reviewed on an annual basis.  DRZ’s board of directors, in conjunction with the management committee, is responsible for setting base salaries, salary changes and bonus awards as well as making all subjective judgments related to an investment professional’s compensation.

Conflicts of Interest.  As is typical for many money managers, actual or potential conflicts of interest may arise relating to DRZ’s management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; DRZ’s use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances.  In all cases, however, DRZ believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Fund Ownership.  The following table indicates for the Small Cap Value Fund, the dollar range of shares beneficially owned by the Fund’s portfolio manager as of September 30, 2013.

Portfolio Manager	Dollar Range of Fund Shares Owned
Gregory T. Ramsby	None

Total Return Bond Fund

EARNEST Partners LLC

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Douglas Folk
Registered Investment Companies	0	$0	0	N/A
Other Pooled Investment Vehicles	4	$56.8	0	N/A
Other Accounts	85	$5,927.9	0	N/A
Chris Fitze
Registered Investment Companies	0	$0	0	N/A
Other Pooled Investment Vehicles	4	$56.8	0	N/A
Other Accounts	85	$5,927.9	0	N/A

Compensation.  EARNEST personnel are paid a salary and a discretionary bonus.  A portion of the bonus may consist of profit sharing or deferred compensation.  EARNEST also matches a portion of employees’ 401(k) contributions, if any.  The bonus is a function of client satisfaction with respect to investment results and service.  Equity ownership is another component of compensation for certain portfolio managers.  EARNEST is employee-owned.

Conflicts of Interest. EARNEST is responsible for managing the Total Return Bond Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST may manage other client accounts which may have higher fee arrangements than the Total Return Bond Fund or may also have performance-based fees.  Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions. EARNEST has adopted policies and procedures it believes are reasonably designed to address such conflicts.

EARNEST seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner.  EARNEST has implemented policies and procedures that it believes are reasonably designed

38

to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST believes to be fair and equitable.

Fund Ownership.  The following table indicates for the Total Return Bond Fund, the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2013.

Portfolio Managers	Dollar Range of Fund Shares Owned
Douglas Folk	$10,001-$50,000
Chris Fitze	None

Ultra Short Duration Fixed Income Fund

Fort Washington Investment Advisors, Inc.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Scott D. Weston
Registered Investment Companies	2	$130	0	N/A
Other Pooled Investment Vehicles	1	$94	0	N/A
Other Accounts	26	$7,936	0	N/A
Brent A. Miller
Registered Investment Companies	2	$130	0	N/A
Other Pooled Investment Vehicles	1	$94	0	N/A
Other Accounts	26	$7,936	0	N/A

Compensation.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses.  Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon.  Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients.  Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule.  The structure includes long-term vesting provisions.  The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the Board of Directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement and is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan.  The 401(k) company match is 50% of the first 4% of earnings saved.

Ownership of Shares of the Fund.  The following table indicates for the Ultra Short Duration Fixed Income Fund the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2013:

Portfolio Managers	Dollar Range of Fund Shares Owned
Scott D. Weston	None
Brent A. Miller	None

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Global Real Estate Fund

Forum Securities Limited

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Dan Pine
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	8	$472.3	0	N/A
Jana Sehnalova
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	8	$472.3	0	N/A
Douglas Funke
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	8	$472.3	0	N/A

Compensation.  All members of the Forum Securities team are compensated based upon the performance of the team as well as individual contribution.  Compensation includes a fixed base salary, as well as discretionary cash bonus, participation in pooled investment vehicles and firm equity.  Discretionary compensation is based upon the manager’s overall contribution to Forum Securities, and not directly tied to the performance of any account.  Performance is judged by investment returns relative to the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index, growth in Forum Securities’ assets under management, and contribution to the Forum Securities’ overall success.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. Forum adheres to a code of ethics that delineates the primacy of client interest over those of the manager and defines protocols to enable all clients to be treated equally. Also, Forum has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Ownership of Shares of the Fund. The following table indicates for the Global Real Estate Fund the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2013:

Portfolio Managers	Dollar Range of Fund Shares Owned
Dan Pine	None
Jana Sehnalova	None
Douglas Funke	None

International Fixed Income Fund

GAM International Management Limited

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Daniel Sheard
Registered Investment Companies	1	$30.8	0	N/A
Other Pooled Investment Vehicles	10	$16,600	7	$16,300
Other Accounts	15	$3,700	3	$1,500
Tim Haywood
Registered Investment Companies	1	$30.8	0	N/A
Other Pooled Investment Vehicles	10	$16,600	7	$16,300
Other Account	15	$3,700	3	$1,500
Jack Flaherty
Registered Investment Companies	1	$30.8	0	N/A
Other Pooled Investment Vehicles	5	$497.2	4	$469.1
Other Accounts	12	$2,200	0	N/A

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Compensation. The criteria used to assess performance for investment professionals, is based on a formal annual review.  This is a rigorous process comprising appraisal, assessment and setting objectives for the year ahead.  The standard compensation package consists of competitive base salaries and comprehensive employee benefits.  All staff is paid a discretionary bonus structured to closely align them with the company’s profitability.  Additionally, fund managers are required to invest part of their performance based bonus in shares of the fund they manage, and such shares will revert to the company should the individual leave within 2 years of receiving them.  Permanent staff can own shares in the holding company of GAM Holding AG, and if the employee leaves, the shares are repurchased by the company on terms which reflect the circumstances of departure.

GAM International believes the compensation structure is competitive with those of other firms within the industry.

Conflicts of Interest. Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading.  GAM has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Fund Ownership.  The following table indicates for the International Fixed Income Fund the dollar range of shares beneficially owned by the Funds’ portfolio manager as of September 30, 2013.

Portfolio Managers	Dollar Range of Fund Shares Owned
Daniel Sheard	None
Tim Haywood	None
Jack Flaherty	None

Mid Cap Value Fund

Lee Munder Capital Group, LLC.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Don Cleven
Registered Investment Companies	6	$272.8 M	0	N/A
Other Pooled Investment Vehicles	11	$91.5 M	0	N/A
Other Accounts	21	$183.0 M	0	N/A

Compensation.  LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Mid Cap Value Fund. Portfolio managers at LMCG are compensated through a combination of salary and incentive bonus.  Bonuses are formula driven based on revenues and performance relative to peer groups.

LMCG’s incentive bonus compensation plans for investment teams are based on actual composite performance relative to a benchmark.  The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team’s performance ranking within the universe for a blended time period which includes one year, three years, and since inception performance.

Conflicts of Interest.  The portfolio managers’ management of Other Accounts may give rise to actual or potential conflicts of interest in connection with their management of the Mid Cap Value Funds’ investments, on the one hand, and the investments of the Other Accounts, on the other hand.  The Other Accounts include all portfolios managed.  The Other Accounts might have similar investment objectives as the Mid Cap Value Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Mid Cap Value Fund.  While the portfolio managers’ management of Other Accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has reasonably designed policies and procedures that to manage those conflicts in an appropriate way.

A conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Mid Cap Value Fund.  Because of their positions with the Mid Cap Value Fund, the portfolio managers know the size, timing, and possible market impact of Mid Cap Value Fund trades.  While it is possible that the portfolio managers could use this information to the advantage of Other Accounts they

41

manage and to the possible detriment of the Mid Cap Value Fund.  However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A conflict of interest may arise as a result of the portfolio managers’ management of the Mid Cap Value Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Mid Cap Value Fund.  This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Mid Cap Value Fund.  Notwithstanding this potential conflict of interest, it is LMCG’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.  For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Mid Cap Value Fund, such an approach might not be suitable for the Mid Cap Value Fund given its investment objectives and related restrictions.

Fund Ownership.  The following table indicates for the Mid Cap Value Fund, the dollar range of shares beneficially owned by the Fund’s portfolio manager as of September 30, 2013.

Portfolio Manager	Dollar Range of Fund Shares Owned
Don Cleven	$100,000-$500,000

Small Cap Core Fund

London Company of Virginia d/b/a The London Company.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard
Registered Investment Companies	3	$636	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	634	$5,619	2	$6.1
Jonathan Moody
Registered Investment Companies	3	$636	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	634	$5,619	0	N/A
J. Brian Campbell
Registered Investment Companies	3	$636	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	634	$5,619	0	N/A
Mark E. DeVaul
Registered Investment Companies	3	$636	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	634	$5,619	0	N/A

Mid Cap Fund

London Company of Virginia d/b/a The London Company.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard
Registered Investment Companies	3	$1,109	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	634	$5,619	2	$6.1
Jonathan Moody
Registered Investment Companies	3	$1,109	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	634	$5,619	0	N/A
J. Brian Campbell
Registered Investment Companies	3	$1,109	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	634	$5,619	0	N/A
Mark E. DeVaul
Registered Investment Companies	3	$1,109	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	634	$5,619	0	N/A

Dollar Range of Fund Shares Owned
Portfolio Managers	Mid Cap Fund	Small Cap Core Fund
Stephen Goddard	None	Over $500,000
Jonathan Moody	None	None
J. Brian Campbell	None	None
Mark E. DeVaul	None	None

Compensation.  Portfolio managers are compensated through salary and bonus.  In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention, sales and overall firm performance.  They also have a potential for ownership after a reasonable tenure with the firm.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. TLC has adopted policies and procedures it believes are reasonably designed to address such conflicts.

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Arbitrage Fund

Longfellow Investment Management Co.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Barbara J. McKenna
Registered Investment Companies	1	$686	0	N/A
Other Pooled Investment Vehicles	2	$371	0	N/A
Other Accounts	47	$3,202	1	$5
David C. Stuehr
Registered Investment Companies	1	$686	0	N/A
Other Pooled Investment Vehicles	2	$371	0	N/A
Other Accounts	33	$175	1	$5
John E. Villela
Registered Investment Companies	1	$686	0	N/A
Other Pooled Investment Vehicles	2	$371	0	N/A
Other Accounts	27	$1,497	1	$5
Alexander R. Graham
Registered Investment Companies	1	$686	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	1	$5	1	$5

Merger Arbitrage Fund

Longfellow Investment Management Co.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Barbara J. McKenna
Registered Investment Companies	1	$0	0	N/A
Other Pooled Investment Vehicles	2	$371	0	N/A
Other Accounts	47	$3,202	1	$5
David C. Stuehr
Registered Investment Companies	1	$0	0	N/A
Other Pooled Investment Vehicles	2	$371	0	N/A
Other Accounts	33	$175	1	$5
John E. Villela
Registered Investment Companies	1	$0	0	N/A
Other Pooled Investment Vehicles	2	$371	0	N/A
Other Accounts	27	$1,497	1	$5
Alexander R. Graham
Registered Investment Companies	1	$0	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	1	$5	1	$5

Dollar Range of Fund Shares Owned
Portfolio Managers	Arbitrage Fund*	Merger Arbitrage Fund
Barbara J. McKenna	None	None
David C. Stuehr	None	$1-$10,000
John E. Villela	None	$10,001-$50,000
Alexander R. Graham	None	$10,001-$50,000

* The Arbitrage Fund was not active until October 1, 2013.

Compensation.  Longfellow’s professionals receive a base salary that considers their responsibilities and their experience.  They also are awarded a significant annual bonus based upon their specific contributions to the success and profitability of the firm.  Longfellow is 100% owned by 6 employees.  Owners receive a portion of the firm’s profits in addition to base salary and bonus.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Arbitrage Fund and Merger Arbitrage Fund).  This would include devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad array of accounts.  Longfellow has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Premium Yield Equity Fund

Miller/Howard Investments

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Lowell G. Miller
Registered Investment Companies	7	$263.3	0	N/A
Other Pooled Investment Vehicles	6	$52.1	0	N/A
Other Accounts	4038	$5,841.9	0	N/A
Bryan J. Spratt
Registered Investment Companies	7	$263.3	0	N/A
Other Pooled Investment Vehicles	6	$52.1	0	N/A
Other Accounts	4038	$5,841.9	0	N/A

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Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
John E. Leslie III
Registered Investment Companies	7	$263.3	0	N/A
Other Pooled Investment Vehicles	6	$52.1	0	N/A
Other Accounts	4038	$5,841.9	0	N/A
Roger G. Young
Registered Investment Companies	7	$263.3	0	N/A
Other Pooled Investment Vehicles	6	$52.1	0	N/A
Other Accounts	4038	$5,841.9	0	N/A

Compensation.  Miller/Howard’s investment professionals receive a base salary in line with industry and geographic standards, bonus based on performance, company contribution to a retirement plan, participation in the company health insurance plan and profit sharing based on ownership. Investment professionals are evaluated annually by the company’s Board of Directors for their contribution to portfolio performance as well as participation in proprietary research projects that the firm conducts on an ongoing basis.  Mr. Miller, Mr. Spratt and Mr. Leslie are currently equity owners in the firm, and each receives an annual share of firm profits available after all expenses are paid.  Each member of the Investment Team shares in the progress of the firm and shares responsibility for that progress through stock selection, monitoring, and the development of the firm’s information and research expertise.  The firm makes no real distinction between “portfolio manager” and “analyst,” and each member of the investment team is evaluated based on his or her performance with regard to management, analysis, and basic research.

Fund Ownership.  The following table indicates for the Premium Yield Equity Fund, the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2013.

Portfolio Managers	Dollar Range of Fund Shares Owned
Lowell G. Miller	None
Bryan J. Spratt	None
John E. Leslie III	None
Roger G. Young	None

Conflicts of Interest.  As an investment advisor to multiple types of clients, Miller/Howard recognizes that actual or potential conflicts of interest may arise.  For example, conflicts of interest could result from a portfolio managers’ management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading.  Miller/Howard addresses potential conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner.  Miller/Howard’s policies and procedures cover such issues as execution of portfolio transactions, aggregation and allocation of trades, brokerage and soft dollars.  Miller/Howard has adopted a Code of Ethics that addresses rules on personal trading and insider information which all employees are required to observe. Miller/Howard has also adopted policies and procedures it believes are reasonably designed to address such conflicts.

Sands Capital Select Growth Fund

Sands Capital Management, LLC.

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Frank M. Sands, CFA
Registered Investment Companies	10	$12,246	1	$5,438
Other Pooled Investment Vehicles	23	$4,995	0	N/A
Other Accounts	795	$22,102	9	$3,225

Other Accounts.  Sands Capital Management employs a growth strategy for all investors called the Sands Capital Large Cap Growth Equity strategy (“Select Growth”) which is their primary strategy.  As of September 30, 2013 the Select Growth’s assets under management totaled $30.2 billion of the firm’s $39.3 billion assets under management.

As of September 30, 2013, Sands Capital participated in 1 separately managed account program in which there were approximately 151 underlying accounts.  The investment team also managed 23 other pooled investment vehicles with total assets of approximately $

44

5.0 billion.  With respect to such underlying accounts, 11 accounts, with assets of approximately $8.7 billion, pay Sands Capital Management a fee based upon the performance of the account in addition to a base fee.

Compensation.  Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan.  Additional incentives include equity participation.  The investment professionals also participate in an investment results bonus.  The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3, and 5 year periods, weighted towards the 3 and 5 year results.

Fund Ownership.  The following table indicates for the Sands Capital Select Growth Fund, the dollar range of shares beneficially owned by the Fund’s portfolio manager as of September 30, 2013.

Portfolio Manager	Dollar Range of Fund Shares Owned
Frank Sands	None

Sands Capital’s performance adjustment with respect to the Sands Capital Select Growth Fund’s performance is calculated and paid monthly by comparing the Fund’s performance to the performance of the Fund’s benchmark, the Russell 1000® Growth Index, over a “performance period.”  The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months.  The Fund’s annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years).  The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the Sands Capital’s base fee, provided such over-performance or underperformance exceeds a designated “hurdle rate.”

Conflicts of Interest.  As an investment advisor to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business.  For example, conflicts of interest could result from a portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commission to obtain research, and personal trading by firm employees.  Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information. Sands Capital has also adopted policies and procedures it believes are reasonably designed to address such conflicts.

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily net asset value per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% on the first $6 billion of the aggregate average daily net assets of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust); 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrator and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.  (See “Transfer and Sub-Administrative Agent” in this SAI).

For the fiscal years ended September 30, 2011, 2012 and 2013, the Trust paid the following administrative fees:

	Administrative Fees Paid
Fund	2011		2012	2013
Arbitrage Fund^	N/A		N/A	N/A
Emerging Markets Equity Fund	$669,795		$993,198	$868,648
Global Real Estate Fund	$9,493		$15,927	$36,766
International Fixed Income Fund	$21,191		$30,946	$51,472
Merger Arbitrage Fund	$1,537	*	$284,190	$820,736
Mid Cap Fund	$224,704		$131,195	$265,382
Mid Cap Value Fund	$101,961		$130,903	$212,525
Premium Yield Equity Fund	$89,008		$145,950	$258,689
Sands Capital Select Growth Fund	$2,142,251		$4,353,992	$7,143,700
Small Cap Core Fund	$318,312		$606,647	$1,138,379
Small Cap Value Fund	$114,215		$66,702	$62,049
Total Return Bond Fund	$13,294		$178,084	$298,424
Ultra Short Duration Fixed Income Fund	$550,435		$776,838	$1,070,411

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*Reflects the period from August 9, 2011 to September 30, 2011.

^The Arbitrage Fund did not commence operations until October 1, 2013.

THE DISTRIBUTOR

Touchstone Securities, Inc. (the “Distributor”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Funds.  The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds.  The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of a Fund.  The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

The table below sets forth the aggregate underwriting commissions on sales of the Funds, including the amounts the Distributor paid to broker-dealers, the amounts the Distributor earned as a broker-dealer in the selling network, and the amounts of underwriting commissions retained by the Distributor.

Fund	Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
Arbitrage Fund*
2013	N/A	N/A	N/A	N/A
Emerging Markets Equity Fund
2013	$13,447	$9,971	$1,571	$1,905
2012	$5,397	$2,651	$1,930	$816
2011	$307,686	$263,734	$4,993	$38,959
Global Real Estate Fund
2013	$4,538	$2,414	$1,761	$363
2012	$4,975	$2,288	$1,911	$776
2011	$2,447	$690	$1,390	$367
International Fixed Income Fund
2013	$1,218	$329	$828	$61
2012	$8,379	$6,633	$363	$1,383
2011	$41,840	$31,955	$3,712	$6,173
Merger Arbitrage Fund
2013	$111,258	$93,372	$32	$17,854
2012	$575,519	$485,395	$20	$90,104
2011**	$6,073	$5,529	$0	$544
Mid Cap Fund
2013	$264,590	$221,820	$3,755	$39,015
2012	$7,670	$4,724	$1,588	$1,358

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Fund	Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
2011	$5,844	$1,806	$3,452	$586
Mid Cap Value Fund
2013	$23,452	$18,275	$2,189	$2,988
2012	$7,766	$3,327	$3,113	$1,326
2011	$9,764	$4,760	$3,800	$1,204
Premium Yield Equity Fund
2013	$286,808	$237,692	$4,069	$45,047
2012	$230,385	$191,812	$5,835	$32,738
2011	$66,896	$57,683	$1,510	$7,703
Sands Capital Select Growth Fund
2013	$1,103,272	$915,308	$21,611	$166,353
2012	$1,100,334	$919,824	$22,676	$157,834
2011	$411,140	$356,901	$3,441	$50,798
Small Cap Core Fund
2013	$62,557	$48,422	$4,579	$9,556
2012	$255,591	$224,070	$7,620	$23,901
2011	$141,428	$112,597	$9,510	$19,321
Small Cap Value Fund
2013	$19,289	$12,312	$4,628	$2,349
2012	$2,963	$2,206	$312	$445
2011	$1,718	$651	$821	$246
Total Return Bond Fund
2013	$9,933	$1,167	$8,557	$209
2012	$17,877	$9,765	$5,039	$3,073
2011	$15,603	$11,068	$3,144	$851
Ultra Short Duration Fixed Income Fund
2013	$6,173	$4,476	$886	$810
2012	$1,637	$1,412	$5	$220
2011	$0	$0	$0	$0

*The Arbitrage Fund did not commence operations until October 1, 2013.

**For the period from commencement of operations (August 9, 2011) through fiscal year ended September 30, 2011.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Arbitrage Fund, Emerging Markets Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Merger Arbitrage Fund, Mid Cap Fund, Mid Cap Value Fund,

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Premium Yield Equity Fund, Sands Capital Select Growth Fund, Small Cap Core Fund, Small Cap Value Fund, Total Return Bond Fund,  and Ultra Short Duration Fixed Income Fund that are subject to a contingent deferred sales charge.

The Distributor retains the contingent deferred sales charge on redemptions of Class C shares of the Funds that are subject to a contingent deferred sales charge. For the fiscal years ended September 30, 2011, 2012 and 2013, the Distributor retained the following contingent deferred sales charge:

	Amount Retained CDSC on Class C Shares
Fund	2013	2012	2011
Arbitrage Fund*	N/A	N/A	N/A
Emerging Markets Equity Fund	$194	$261	$2,117
Global Real Estate Fund	$160	$0	$0
International Fixed Income Fund	$81	$119	$1,410
Merger Arbitrage Fund	$3,453	$2,572	$0
Mid Cap Fund	$779	$0	$79
Mid Cap Value Fund	$14	$9	$0
Premium Yield Equity Fund	$896	$4,601	$441
Sands Capital Select Growth Fund	$17,913	$4,940	$247
Small Cap Core Fund	$878	$2,582	$4,360
Small Cap Value Fund	$0	$0	$0
Total Return Bond Fund	$1,204	$757	$269
Ultra Short Duration Fixed Income Fund	$562	$113	$0

*The Arbitrage Fund did not commence operations until October 1, 2013.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.  Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually.  The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60-days written notice by either party or upon assignment by the Distributor.

The Distributor may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds.  On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds or other funds in the Touchstone Funds during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.  The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities.  The Advisor may also reimburse the Distributor for making these payments.

The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events they deem appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.  As of December 31, 2013, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund’s prospectus and SAI:

Name of Broker-Dealer

American Enterprise Investment Services Inc.

Fifth Third Securities Inc.

First Clearing LLC / Wells Fargo Advisors LLC

Janney Montgomery Scott LLC

Lincoln Investment Planning Inc. (formerly Capital Analysts)

LPL Financial Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley Wealth Management

Pershing LLC

48

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

UBS Financial Services, Inc.

Vanguard Brokerage Services

The Distributor is motivated to make the payments described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors.  To the extent financial advisors sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial advisor may charge you additional fees or commissions other than those disclosed in the SAI.  You can ask your financial adviser about any payments it receives from the Distributor or the Funds, as well as about fees or commissions it charges.  You should consult disclosures made by your financial adviser at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.  See “Distribution Plans” below.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICES ARRANGEMENTS

Certain Funds have adopted distribution plans, shareholder servicing arrangements, or both for certain classes of Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account.  The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

Class A Shares.  With respect to its Class A shares, each Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments.  Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%.

Class C Shares.  With respect to its Class C shares, each Fund has adopted a plan of distribution and shareholder service (the “Class C Plan”) under which the Distributor is paid up to, but not exceeding 1.00% in the aggregate, with 0.25% for shareholder service fees and 0.75% for distribution payments. The Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of the prospectus relating to the Fund.

Class Z Shares.  With respect to its Class Z shares, each Fund has adopted a shareholder service plan (the “Class Z Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for shareholder service fees.

General Information.  In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board.  All payments made pursuant to the Plans are made in accordance with written Implementation Agreements.  Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

49

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust’s Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance.  A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund.  In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date.  Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement.  The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plans must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.  The Board believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans.  There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution will be realized.  While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review.  Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

The Funds paid the following in Distribution and Shareholder Servicing fees for the fiscal year ended September 30, 2013:

	Distribution Fees Paid			Shareholder Servicing Fees Paid
Fund	Class A	Class C	Class Z	Class A	Class C	Class Z
Arbitrage Fund*	N/A	N/A	—	$0	$0	—
Emerging Markets Equity Fund	$71,245	$42,938	—	$0	$0	—
Global Real Estate Fund	$1,509	$3,379	—	$0	$0	—
International Fixed Income Fund	$3,360	$3,095	—	$0	$0	—
Merger Arbitrage Fund	$524,671	$396,580	—	$0	$0	—
Mid Cap Fund	$40,529	$81,936	—	$0	$0	$20,285
Mid Cap Value Fund	$11,253	$4,583	—	$0	$0	—
Premium Yield Equity Fund	$202,539	$198,287	—	$0	$0	—
Sands Capital Select Growth Fund	$747,905	$1,469,883	—	$0	$0	$5,009,225
Small Cap Core Fund	$265,086	$271,889	—	$0	$0	—
Small Cap Value Fund	$82,914	$4,371	—	$0	$0	—
Total Return Bond Fund	$32,860	$36,635	—	$0	$0	—
Ultra Short Duration Fixed Income Fund	$74,144	$98,466	—	$0	$0	$671,593

*The Arbitrage Fund did not commence operations until October 1, 2013.

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the sub-advisors and are subject to oversight by the Advisor and the Board of Trustees.  In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each sub-advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction.

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This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the sub-advisors, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the sub-advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Funds may affect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis.  A Fund will not affect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.  The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective sub-advisor’s other clients.  Investment decisions for a Fund and for the sub-advisor’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security.  Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client.  When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each.  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.  However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

For the fiscal year ended September 30, 2013, 2012 and 2011, the Funds paid the following brokerage commissions on portfolio transactions.

	Aggregate Brokerage Commissions
Fund	2013	2012	2011
Arbitrage Fund*	N/A	N/A	N/A
Emerging Markets Equity Fund	$540,847	$405,683	$649,566
Global Real Estate Fund	$80,767	$22,048	$8,935
International Fixed Income Fund**	N/A	N/A	N/A
Merger Arbitrage Fund	$858,604	$431,588	$8,016	***
Mid Cap Fund	$178,279	$126,001	$174,727
Mid Cap Value Fund	$152,603	$78,160	$68,550
Premium Yield Equity Fund	$192,980	$96,592	$58,331
Sands Capital Select Growth Fund	$1,084,508	$758,943	$432,405
Small Cap Core Fund	$283,328	$344,387	$211,827
Small Cap Value Fund	$126,478	$146,655	$316,940
Total Return Bond Fund	N/A	N/A	N/A
Ultra Short Duration Fixed Income Fund	N/A	N/A	N/A

*The Arbitrage Fund did not commence operations until October 1, 2013.

**Brokers used can potentially provide research, and there is no commission on fixed-income trades executed.

***Reflects the period from August 9, 2011 to September 30, 2011.

During the fiscal year ended September 30, 2013, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

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Fund	Amount of Transactions to Brokers Providing Research	Related Commission
Arbitrage Fund*	N/A	N/A
Emerging Markets Equity Fund	N/A	N/A
Global Real Estate Fund	2	$45.64
International Fixed Income Fund**	N/A	N/A
Merger Arbitrage Fund	0	0
Mid Cap Fund	$32,853,242	$22,339
Mid Cap Value Fund	$145,579,262.65	$113,826.07
Premium Yield Equity Fund	$9,658,379	$162,233
Sands Capital Select Growth Fund	N/A	N/A
Small Cap Core Fund	$16,611,985	$21,753
Small Cap Value Fund	$11,223,107	$20,004
Total Return Bond Fund	0	0
Ultra Short Duration Fixed Income Fund	0	0

*The Arbitrage Fund did not commence operations until October 1, 2013.

**Brokers used can potentially provide research, and there is no commission on trades executed.

The total amount of securities of regular broker-dealers held by certain Funds for the fiscal year ended September 30, 2013, were as follows:

Fund	Broker/Dealer	Aggregate Value
Mid Cap Value Fund	Ameriprise Financial	$2,423,247
Small Cap Value Fund	Iberiabank Corp.	$569,764
Total Return Bond Fund	JPMorgan	$1,134,576
	Merrill Lynch	$1,522,328
Ultra Short Duration Fixed Income Fund	Bank of America	$1,833,536
	Citigroup Inc.	$519,977
	Goldman Sachs Group Inc.	$8,878,086
	HSBC Finance Corp.	$552,144
	JPMorgan Chase & Co	$660,946
	Key Bank NA	$622,165
	Morgan Stanley	$7,301,677
	Suntrust Bank	$770,968
	Wachovia Corp.	$345,552

PROXY VOTING

The Board of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Advisor(s).  Generally, Sub-Advisors will vote such proxies in accordance with their respective proxy voting policies and procedures, which are included in Appendix B to this SAI.  The Board may periodically review each Fund’s proxy voting record.  Information about how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of that year without charge, upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 9878, Providence, RI 02940.  Each Fund’s Form N-PX (its voting record) will also be available on the SEC’s website at www.sec.gov and on the Touchstone website at www.TouchstoneInvestments.com.

CODE OF ETHICS

The Board of the Trust has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing

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activities of Trustees, officers, and certain employees (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.  High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the sub-advisor believes that portfolio changes are appropriate.  A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

For the fiscal years ended September 30, 2012, and 2013 the portfolio turnover rate for each Fund was as follows:

	Portfolio Turnover Rate
Fund	2012	2013
Arbitrage Fund (1)	N/A	N/A
Emerging Markets Equity Fund	33%**	25%
Global Real Estate Fund	94%	159%
International Fixed Income Fund	56%	59%
Merger Arbitrage Fund	307%	288%
Mid Cap Fund(2)	152%	20%
Mid Cap Value Fund	42%	68%
Premium Yield Equity Fund	16%	56%
Sands Capital Select Growth Fund	19%	37%
Small Cap Core Fund	11%	15%
Small Cap Value Fund	109%	98%
Total Return Bond Fund	79%**	35%
Ultra Short Duration Fixed Income Fund	169%**	107%**

*Reflects the period from August 9, 2011 to September 30, 2011.

**Portfolio turnover excludes the purchases and sales of the Acquired Funds. If these transactions were included, portfolio turnover would have been higher.

(1) The Arbitrage Fund did not commence operations until October 1, 2013.

(2)The higher portfolio turnover ratio in 2012 was due to a change in sub-advisor.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board through periodic reporting by the Funds’ Chief Compliance Officer.  The Chief Compliance Officer will report any material violations immediately to the Board and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, any Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)             A request made by a Sub-Advisor for a Fund (or that portion of a Fund) that it manages;

2)             A request by executive officers of the Advisor for routine oversight and management purposes;

3)             For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end.  The

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Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 45 days after the applicable six-month semi-annual period.

4)             A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the Chief Compliance Officer.

5)             A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)             A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)             A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•                 The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•                 The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

•                 The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

•                 The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

•                  The Sands Capital Select Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.TouchstoneInvestments.com.

8)             The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing for good reason, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of January 30, 2014, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Bloomberg LP	CMS Bondedge
Morningstar, Inc.

Employees of the Advisor and the Funds’ sub-advisors that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of a Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

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DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees.  The Administrator or its delegates may use independent pricing services to obtain valuations of securities.  The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.  Prices are generally determined using readily available market prices.  If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees.  The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstance these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but the foreign exchange is closed.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class.  Shareholders have no preemptive rights.  The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds.  All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Delaware statutory trust.  The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person.  The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.  Shares issued by each Fund have no preemptive, conversion, or subscription rights.  Voting rights are not cumulative.  Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund.  Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class.  As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust.  In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

CHOOSING A CLASS OF SHARES

The Funds participate in fund “supermarket” arrangements.  In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket.  In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  The customer order will be priced at the Fund’s NAV next computed

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after acceptance by an authorized broker or the broker’s authorized designee.  In addition, a broker may charge transaction fees on the purchase or sale of Fund shares.  Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Trust’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

Class A Shares.  For initial purchases of Class A shares(1) of $1 million or more and subsequent purchases further increasing the size of an individual shareholder account, participating dealers may receive compensation of up to 1.00% (a “Dealer Fee”) of such purchases from the Distributor according to the following schedule:

Amount of Investment	Dealer Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

(1)  This does not apply to the Ultra Short Duration Fixed Income Fund.

The Distributor does not have an annual reset for Dealer Fees.  In determining a dealer’s eligibility for a Dealer Fee, purchases of Class A shares of an individual shareholder account in a Touchstone Fund may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds for that individual shareholder. If a commission was paid to a participating affiliated or unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Dealer Fee only if the dealer has not previously received a Dealer Fee on the assets used to meet the amount of investment requirement. Similarly, an exchange from any other Touchstone Fund will not qualify for a Dealer Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases the Distributor reserves the right to deny payment of a Dealer Fee if it reasonably believes such a fee has already been paid on those assets.

Share Class Conversions. Class A and Class C shareholders who are eligible to invest in Class Y shares or Institutional class shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares or Institutional class shares of the same fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.  No front-end sales charges will apply to any such exchange, however, if the C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase, a 1% CDSC will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase.  For federal income tax purposes, exchanges of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss.  There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

If the share class conversion(s) mentioned above is being initiated by a financial institution, processing organization or intermediary as it relates to Touchstone Fund availability on a particular platform, Touchstone Securities should be contacted at least 60 days in advance by the financial institution, intermediary or processing organization to request approval for the share class conversion.

Additional Information on the CDSC. The CDSC is waived under the following circumstances:

•                  Any partial or complete redemption following death or disability (as defined in the IRC) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•                  Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•                  Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code (the “IRC”).  The CDSC will be waived for benefit payments made by Touchstone directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as

56

described under Section 401(a)(9) of the IRC), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•                  Redemptions that are mandatory withdrawals from a traditional IRA account after age 70½.

General.  All sales charges imposed on redemptions are paid to the Distributor.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares.  A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase.  The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption.  If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase.  Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

Examples.  The following example will illustrate the operation of the CDSC.  Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions.  If, at such time you should redeem 450 shares (totaling proceeds of $5,400), then 50 shares will not be subject to the charge because of dividend reinvestment.  With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.  Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge.  At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.  In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.                                     Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.                                      Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Institutional Class shares of the Funds.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the prospectus for whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1.  Purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2.  Purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3.  Purchases by any employees of BNY Mellon Investment Servicing (US), Inc. who provide services for the Touchstone Funds, Touchstone Advisors, or Touchstone Securities.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer, or employee.  The term “employee” is deemed to include current and retired employees.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries.  Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

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Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Class A Sales Charge for former Navellier Shareholders.  Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Small Cap Value Fund Class A Sales Charge for Former Class Z Shareholders. Shareholders who owned Class Z shares of the Small Cap Value Fund as of June 10, 2011 who are purchasing additional shares for their accounts or opening new accounts in the Small Cap Value Fund are not subject to the front-end sales charge for purchases of Class A shares of the Small Cap Value Fund.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

Class Y Shares “Grandfather” Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone Securities.  Those shareholders who owned Class Y shares purchased directly through Touchstone Securities prior to February 2, 2009, or those former Old Mutual shareholders who owned Class Z shares which became Class Y shares on April 16, 2012, or those former Fifth Third Mutual Fund Shareholders who owned Institutional Class shares which became Class Y shares on September 10, 2012 may continue to hold Class Y shares of the corresponding Fund(s).  In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009, April 16, 2012, and September 10, 2012, respectively.

Purchases in Kind.  In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor.  Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemption in Kind.  Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs, in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Uncashed Distribution Checks.  If you elect to receive dividends and distributions of $25.00 or more in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. Dividend and distribution checks issued for less than $25 will be automatically reinvested in the Fund that pays them. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Fund Shares Purchased by Check.  We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances. (Only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities may sell your shares and send

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the proceeds to you.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

FEDERAL INCOME TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds.  Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General.  For federal tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a Regulated Investment Company (a “RIC”) under the IRC.  By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification As A Regulated Investment Company.  Qualification as a RIC under the IRC requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income

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Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, such regulations have not been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement.  Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the IRC.  In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  A Fund may in

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certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards.  For losses arising from tax years beginning on or before December 22, 2010 a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely.  For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  A Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures, And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount

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a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the IRC in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.

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Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

OTHER REGULATED INVESTMENT COMPANIES.  Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies under the IRC.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

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Foreign Currency Transactions.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITs.  A Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

Distributions.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s

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distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Shareholders may also be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Purchases Of Fund Shares.  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges Or Redemptions.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

Backup Withholding.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Non-U.S. Shareholders.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. Federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  However, effective for taxable years of a Fund beginning before January 1, 2014, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

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Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The IRC defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The IRC defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enactment of legislation, on or after January 1, 2014, this “look-through” treatment for distributions by a Fund to foreign persons applies only to such distributions that are attributable to distributions received by the Fund from a lower-tier REIT and are required to be treated as USRPI gain in the Fund’s hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is qualified short-term gain or net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.  It is currently unclear whether Congress will extent the “look-through” provisions described above for distributions made on or after January 1, 2014, and what the terms of any such extension would be.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2014, no withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.  Unless legislation is enacted, beginning on January 1, 2014, such withholding is required, without regard to whether a Fund or any RIC in which it invests is domestically controlled.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares.  A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

As of January 1, 2013, IRS rules will require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  Failure to provide this required information can result in a 30% withholding tax on certain U.S.-source payments, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (“Withholding Payments”) made after December 31, 2012.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

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In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.

As of December 31, 2013 the name, address, and percentage of ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

Fund and Share Class	Name and Address of Account Owner	Percent of Class
ARBITRAGE FUND CLASS A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	82.96%

	TRUST COMPANY OF AMERICA* FBO #497 PO BOX 6503 ENGLEWOOD, CO 801556503	8.29%

	UBS FINANCIAL SERVICES FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	6.57%

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ARBITRAGE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	10.64%

	UBS FINANCIAL SERVICES INC FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	7.94%

	JANNEY MONTGOMERY SCOTT LLC A/C 6056-8187 ALICE ROUSE 1717 ARCH STREET PHILADELPHIA PA 19103-2713	5.57%

ARBITRAGE FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	94.81%

ARBITRAGE FUND INSTITUTIONAL CLASS SHARES	WESTERN SOUTHERN FINANCIAL GROUP*, ** ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	43.80%

	WESTERN & SOUTHERN LIFE AND INSURANCE COMPANY* 400 BROADWAY MS 80 CINCINNATI OH 45202	33.81%

	TOUCHSTONE BALANCED ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	6.52%

	TOUCHSTONE CONSERVATIVE ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	5.93%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	5.48%

EMERGING MARKETS EQUITY FUND CLASS A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	19.82%

	COMERICA BK TRUSTEE OF THE HELEN G SALINGER IRREV TR FBO JOAN UNGER* PO BOX 75000 M/C 3446 DETROIT MI 48275-3446	7.22%

	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6.74%

	NFS LLC FEBO REAGAN FAMILY PARTNERS LTD* A PARTNERSHIP ROBERT L REAGAN DALENE C REAGAN 125 N CRESTLINE DRIVE KERRVILLE TX 78028	5.49%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5.42%

EMERGING MARKETS EQUITY FUND CLASS C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL	27.39%

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	JERSEY CITY NJ 07310-2055

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.94%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	14.57%

EMERGING MARKETS EQUITY FUND CLASS Y	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4122	76.57%

	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	18.23%

EMERGING MARKETS EQUITY FUND INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	56.04%

	MAC & CO* A/C ELXF3005002 MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	10.10%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4122	6.38%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	5.96%

	WELLS FARGO FBO RETIREMENT PLANS 9888888836 NC 1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.56%

GLOBAL REAL ESTATE FUND CLASS A	WESTERN SOUTHERN FINANCIAL GROUP*, ** ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	25.92%

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	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	10.18%

	RBC CAPITAL MARKETS LLC WILLIAM R WOOD* INDIVIDUAL RETIREMENT ACCOUNT 3919 VIA ESCUDA LA MESA CA 91941-7317	7.28%

	NFS LLC FEBO JEAN S CROSBY* 7181 COUNTY ROUTE 13 BATH NY 14810	6.68%

	BNYM I S TRUST CO CUST IRA FBO BRET W HAGGY* 34062 CROWN COLONY DR AVON OH 44011-0000	5.96%

GLOBAL REAL ESTATE FUND CLASS C	WESTERN SOUTHERN FINANCIAL GROUP*, *** ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	37.71%

	RBC CAPITAL MARKETS LLC, GAYLE E BIXBY*, ** GAYLE E BIXBY INDIVIDUAL RETIREMENT ACCOUNT 8922 33RD AVENUE COURT EAST TACOMA WA 98446-2536	5.03%

GLOBAL REAL ESTATE FUND CLASS Y	WESTERN SOUTHERN FINANCIAL GROUP* ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	56.12%

	USAA INVESTMENT MANAGEMENT CO FBO 123831051 9800 FREDERICKSBURG ROAD SAN ANTONIO TX 78288	13.49%

	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	12.87%

	RBC CAPITAL MARKETS LLC DR BARRY E BREAUX SR* 6400 CHRISTIE AVENUE 4201 EMERYVILLE CA 94608-1040	9.24%

GLOBAL REAL ESTATE FUND INSTITUTIONAL CLASS SHARES	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND*, **, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	32.92%

	TOUCHSTONE GROWTH ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	23.61%

	TOUCHSTONE BALANCED ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	21.98%

	WESTERN SOUTHERN FINANCIAL GROUP* ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	16.40%

INTERNATIONAL FIXED INCOME FUND CLASS A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	28.28%

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	WESTERN SOUTHERN FINANCIAL GROUP* ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	13.41%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	9.50%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.64%

INTERNATIONAL FIXED INCOME FUND CLASS C	WESTERN SOUTHERN FINANCIAL GROUP*, ** ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	50.66%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	32.22%

	LPL FINANCIAL A C 7703-4111* 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.98%

INTERNATIONAL FIXED INCOME FUND CLASS Y	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING*, ** 400 BROADWAY CINCINNATI OH 45202	34.65%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	28.35%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	18.49%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4122	9.85%

	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	8.63%

INTERNATIONAL FIXED INCOME FUND INSTITUTIONAL CLASS SHARES	WELLS FARGO BANK NA FBO OMNIBUS CASH/CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480	42.33%

	TOUCHSTONE BALANCED ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	18.21%

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	TOUCHSTONE CONSERVATIVE ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	15.97%

	WESTERN SOUTHERN FINANCIAL GROUP* ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	13.56%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	9.13%

MERGER ARBITRAGE FUND CLASS A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	60.20%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	14.02%

MERGER ARBITRAGE FUND CLASS C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	53.20%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	17.92%

	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	12.93%

MERGER ARBITRAGE FUND CLASS Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	60.34%

	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	8.98%

	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	8.10%

MERGER ARBITRAGE FUND INSTITUTIONAL CLASS SHARES	WENDEL & CO*, ** 495426C/O THE BANK OF NEW YORK MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK NY 10268	36.33%

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	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	17.00%

	JHF II ALTERNATIVE ASSET ALLOC FUND* 601 CONGRESS ST BOSTON MA 02210-2804	12.25%

	WENDEL & CO* A/C 874202 C/O THE BANK OF NEW YORK MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK NY 10268	6.61%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5.88%

	GREENLEAF TRUST CASH REINVEST* 211 SOUTH ROSE STREET KALAMAZOO MI 49007	5.79%

MID CAP FUND CLASS A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	35.99%

	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	10.25%

	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.83%

	NATIONWIDE TRUST COMPANY, FSB* C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	6.14%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5.14%

MID CAP FUND CLASS C	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	25.11%

	UBS FINANCIAL SERVICES INC. FBO UBS WM USA ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	18.36%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	12.31%

73

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	9.64%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.80%

MID CAP FUND CLASS Y	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	17.10%

	WELLS FARGO BANK FBO OMNIBUS ACCOUNT CASH CASH XXXXX PO BOX 1533 MINNEAPOLIS MN 55480	15.38%

	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11.15%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.56%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.67%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST ONE WORLD FINCL CTR NEW YORK NY 10281	6.42%

MID CAP FUND CLASS Z	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	46.90%

	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST ONE WORLD FINCL CTR NEW YORK NY 10281	39.41%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	6.30%

MID CAP FUND CLASS INSTITUTIONAL CLASS SHARES	FIFTH THIRD BANK FBO 5/3 BANK PEN & A/C # 01010021311505* P.O. BOX 3385 5001 KINGSLEY DR DEPT 3385 CINCINNATI OH 45263	21.69%

	WELLS FARGO BANK FBO RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	16.37%

74

	MITRA & CO FBO VA C/O BMO HARRIS BANK NA ATTN:MF* 11270 WEST PARK PLACE STE 400 MILWAUKEE WI 53224	12.82%

	FIFTH THIRD BANK TTEE FBO: TR U/W J SCHMIDLAPP1 - MID CA A/C # 01-0-0134056 5001 KINGSLEY DR DEPT 3385 CINCINNATI OH 45263	7.45%

	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	6.85%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	6.55%

MID CAP VALUE FUND CLASS A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	16.04%

	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	11.47%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	9.89%

	NFS LLC FEBO CITY NATIONAL BANK TTEE CONVERGENT CAPITAL MGMT LLC* 401(K) PL FBO RICHARD TODD VINGERS 39 THORNBERRY LANE SUDBURY MA 01776	7.95%

MID CAP VALUE FUND CLASS C	WESTERN & SOUTHERN LIFE AND INSURANCE CO* 400 BROADWAY MS 80 CINCINNATI OH 45202	20.86%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	14.49%

	AMERICAN ENTERPRISE INV SVCS* A/C 1545-9152 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	10.46%

	RBC CAPITAL MARKETS LLC MARK A MAGLIENTE TTEE THE VALLEY TRUST* 04/25/2007 428 GUTHRIE ROAD WAYNE PA 19087-2124	7.91%

75

	MID ATLANTIC TRUST COMPANY FBO GLENCOM SYSTEMS INC* 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH, PA 15222	5.85%

MID CAP VALUE FUND CLASS Y	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4122	46.90%

	FIFTH THIRD BANK TTEE FBO WESTERN & SOUTHERN LIFE INS CO 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	21.57%

	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	15.75%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	8.82%

MID CAP VALUE FUND CLASS INSTITUTIONAL CLASS SHARES	WESTERN SOUTHERN LIFE AND INSURANCE COMPANY*, ** 400 BROADWAY MS 80 CINCINNATI OH 45202	30.60%

	WESTERN SOUTHERN FINANCIAL GROUP* ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	23.20%

	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	16.41%

	JPMORGAN CHASE AS TRUSTEE FBO ASTELLAS US RETIREMENT AND SAVINGS* 11500 OUTLOOK ST OVERLAND PARK KS 66211	6.93%

	MERCER TRUST COMPANY TTEE FBO FRUIT OF THE LOOM* 401(K) RETIREMENT SAVINGS PLAN ATTN: DC PLAN ADMIN. MS N-3-H ONE INVESTORS WAY NORWOOD MA 02062	5.90%

	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	5.76%

PREMIUM YIELD EQUITY FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	39.27%

	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	17.04%

76

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.39%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.15%

	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6.21%

PREMIUM YIELD EQUITY FUND CLASS C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	26.59%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	20.06%

	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	18.10%

	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	13.24%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.07%

PREMIUM YIELD EQUITY FUND CLASS Y	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	14.95%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	12.18%

	TOUCHSTONE BALANCED ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	11.81%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.72%

	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	11.70%

77

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	10.14%

	TOUCHSTONE GROWTH ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	7.09%

SANDS CAPITAL SELECT GROWTH FUND CLASS A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	34.07%

	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	16.57%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	6.85%

SANDS CAPITAL SELECT GROWTH FUND CLASS C	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	27.52%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	22.73%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.62%

	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	8.81%

SANDS CAPITAL SELECT GROWTH FUND CLASS Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	26.07%

	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	21.85%

	SAXON & CO* FBO 40400904099990 P.O. BOX 7780-1888 PHILADELPHIA PA 19182	11.69%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	11.56%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	8.36%

78

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST ONE WORLD FINCL CTR NEW YORK NY 10281	6.15%

SANDS CAPITAL SELECT GROWTH FUND CLASS Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	30.13%

	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST ONE WORLD FINCL CTR NEW YORK NY 10281	26.39%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	18.86%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	7.29%

SMALL CAP CORE FUND CLASS A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	48.47%

	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	9.96%

	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	8.92%

SMALL CAP CORE FUND CLASS C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	38.57%

	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	13.09%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	12.11%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	5.99%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5.88%

79

SMALL CAP CORE FUND CLASS Y	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4122	35.61%

	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	28.04%

	FIFTH THIRD BANK TTEE FBO WESTERN & SOUTHERN LIFE INS CO* 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	5.36%

SMALL CAP CORE FUND INSTITUTIONAL CLASS SHARES	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH CASH XXXXX PO BOX 1533 MINNEAPOLIS MN 55480	28.50%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC 1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	13.93%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4122	11.93%

	PARABANC CO* 514 MARKET ST PARKERSBURG WV 26101	9.58%

	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	7.71%

	TD AMERITRADE INC FOR EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.32%

SMALL CAP VALUE FUND CLASS A	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	37.26%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.00%

SMALL CAP VALUE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	27.49%

	AMERICAN ENTERPRISE INV SERVICES A/C 1588-9647* 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	6.35%

80

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	5.65%

SMALL CAP VALUE FUND CLASS Y	FIRST STATE TRUST COMPANY*, ** DELAWARE CORPORATE CENTER II 2 RIGHTER PARKWAY WILMINGTON DE 19803	46.85%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	36.25%

	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.71%

	JANNEY MONTGOMERY SCOTT LLC A/C 4836-3091 MARK B REIFENSTEIN (IRA)* 1717 ARCH STREET PHILADELPHIA PA 19103-2713	5.41%

SMALL CAP VALUE FUND CLASS INSTITUTIONAL CLASS SHARES	SEI PRIVATE TRUST CO C O CHEVY CHASE ID 443*, ** ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	56.36%

	WELLS FARGO BANK NA FBO HICK SPR MUT FDS*, ** 1040265648 PO BOX 1533 MINNEAPOLIS, MN 55480	42.77%

TOTAL RETURN BOND FUND CLASS A	CHARLES SCHWAB & CO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	19.12%

TOTAL RETURN BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	52.29%

	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	15.14%

	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	9.29%

TOTAL RETURN BOND FUND CLASS Y	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	21.44%

	ING LIFE INSURANCE AND ANNUITY CO* ONE ORANGE WAY WINDSOR CT 06095	13.38%

81

	UNITED NEIGHBORHOOD HOUSES OF NEW YORK* 70 WEST 36TH STREET NEW YORK NY 10018	10.84%

	CHARLES SCHWAB & CO 101 MONTGOMERY ST SAN FRANCISCO CA 94104	10.52%

	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	8.89%

	NANCY S SPEED* BENTON MS 39039	5.92%

TOTAL RETURN BOND FUND INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL SERVICES LLC FEBO ITS CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	57.71%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	11.64%

	TOUCHSTONE BALANCED ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	10.38%

	TOUCHSTONE CONSERVATIVE ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	9.90%

ULTRA SHORT DURATION FIXED INCOME FUND CLASS A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	29.54%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.69%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	5.08%

ULTRA SHORT DURATION FIXED INCOME FUND CLASS C	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	32.25%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.66%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	13.60%

82

	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	7.98%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	6.28%

ULTRA SHORT DURATION FIXED INCOME FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP 200 LIBERTY ST ONE WORLD FIN CNTR ATTN MUTUAL FUNDS DEPT 5TH FL NEW YORK NY 10281	30.26%

	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	16.93%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5.99%

ULTRA SHORT DURATION FIXED INCOME FUND INSTITUTIONAL CLASS SHARES	TOUCHSTONE CONSERVATIVE ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	24.79%

	TOUCHSTONE BALANCED ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	22.33%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	14.39%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	11.71%

	TOUCHSTONE GROWTH ALLOCATION FUND*, *** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	7.86%

	NATIONAL FINANCIAL SERVICES CORP 200 LIBERTY ST ONE WORLD FIN CNTR ATTN MUTUAL FUNDS DEPT 5TH FL NEW YORK NY 10281	7.61%

ULTRA SHORT DURATION FIXED INCOME FUND CLASS Z	CHARLES SCHWAB CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	54.47%

	UBS FINANCIAL SERVICES INC. FBO UBS WM OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	18.49%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST ONE WORLD FINCL CTR NEW YORK NY 10281	12.93%

*Indicates that shares are held beneficially.

**May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of June 30, 2013.  As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.  Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.

83

***The Touchstone Conservative Allocation Fund, the Touchstone Balanced Allocation Fund, the Touchstone Moderate Growth Allocation Fund, and the Touchstone Growth Allocation Fund (the “Asset Allocation Funds”) are each structured as a fund-of-funds. Pursuant to the proxy voting policies of Touchstone Advisors, the Asset Allocation Funds vote their shares in the same proportion as the votes of all other shareholders in that underlying Touchstone Fund.

As of December 31, 2013, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian.  BBH acts as the Trust’s depository; safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202 has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2014.  Ernst & Young LLP will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent (the “Transfer Agent”), BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, MA 01581, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from each Fund, plus out-of-pocket expenses.  The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent.  The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to BNY Mellon.  The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees.  The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.  Prior to November 5, 2011 these sub-administrative services were provided by JPMorgan.  For the fiscal years ended September 30, 2011, 2012 and 2013 the Administrator paid the following sub-administrative fees:

	Sub-Administrative Fees Paid
Fund	2011*		2012*	2012**	2013**
Arbitrage Fund^^	N/A		N/A	N/A	N/A
Emerging Markets Equity Fund	462,211		$12,974	$126,818	$137,810
Global Real Estate Fund	$49,375		$7,500	$9,435	$14,792
International Fixed Income Fund	$49,375		$7,863	$11,275	$16,971
Merger Arbitrage Fund	$6,653	^	$7,863	$47,567	$131,101
Mid Cap Fund	$50,108		$5,125	$24,367	$48,899
Mid Cap Value Fund	$49,375		$5,125	$25,234	$40,875
Premium Yield Equity Fund	$49,375		$5,125	$27,704	$47,724
Sands Capital Select Growth Fund	$203,139		$27,092	$591,412	$1,068,644
Small Cap Core Fund	$49,375		$5,125	$90,051	$178,149
Small Cap Value Fund	$49,375		$5,125	$16,357	$18,546
Total Return Bond Fund	$49,375		$7,863	$31,439	$53,494
Ultra Short Duration Fixed Income Fund	$56,849		$9,661	$106,913	$167,812

*Reflects amounts paid to the prior sub-administrator.

**Reflects amounts paid to the current sub-administrator.

^Reflects the period from August 9, 2011 to September 30, 2011.

^^The Arbitrage Fund did not commence operations until October 1, 2013.

84

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended September 30, 2013, including the notes thereto and the report of Ernst & Young LLP thereon, included in the Trust’s Annual Report, are incorporated into this SAI by reference.  No other parts of the Trust’s Annual Report are hereby incorporated by reference.  The Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by downloading a copy at www.TouchstoneInvestments.com.  You may also obtain the annual report or unaudited semi-annual report, as well as other information about Touchstone Strategic Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov

85

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Dominion Bond Rating Service, Limited (“Dominion”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P®, Fitch and Dominion are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Dominion ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Dominion, which information is not audited or verified by Dominion.  Ratings are not buy, hold, or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” —   High short-term default risk.  This designation indicates that default is a real possibility.

“RD” —  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

“D” — Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•                  The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle)” and “(low).”

R-1 (high)

Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)

Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)

Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)

Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)

Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)

Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3

Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4

Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•         The ratings do not predict a specific percentage of default likelihood over any given time period.

•         The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•         The ratings do not opine on the liquidity of the issuer’s securities or stock.

•         The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•         The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•         The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA

Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA

Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A

Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB

Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB

Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C

Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B — PROXY VOTING POLICIES

AGF INVESTMENTS AMERICA INC.

In absence of specific proxy voting guidelines from the Fund, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund.  AGF’s proxy voting guidelines are not intended to dictate precisely how each issue must be voted in every circumstance.  Rather, the intention is to provide a framework defining how to approach the voting for each issue to ensure a disciplined approach to voting proxies.  AGF may retain a third-party company to provide research or other assistance with voting proxies, however the decision making process rests with AGF.

AGF applies the following proxy voting guidelines for non-routine matters:

Executive Compensation:  Will be voted to ensure that the interests of management and shareholders are properly aligned and positive economic shareholder value is not compromised.

Employee Stock Purchase Plans: strategic rationale, shareholder rights, dilution, interest alignment and corporate governance, amongst other matters, will be carefully evaluated.

Corporate Restructurings, Mergers and Acquisitions:  Consideration of strategic rationale, shareholder ratification, financial implications, future economic prospects, changes in corporate governance and their impact on shareholder rights and other related matters shall be considered when voting.  Generally, positive economic shareholder value and preserved shareholder rights must be anticipated.

Poison Pills: Primary objective is to maximize positive economic effect on shareholder value and minimize impact on shareholder rights.  A decision to abstain from voting or to vote for contentious poison pills may be in the interest of Client Account’s where short term gains timed with the disposal of the security is anticipated.

Any Proposal Affecting Shareholder Rights:  AGF believes that certain fundamental rights of shareholders must be protected and will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company.

Share Blocking: AGF has sole discretion in determining whether to enter a vote in markets in which share blocking takes place by considering whether the potential loss resulting from the inability to trade during the blocking period outweighs any potential gain to security holders through executing the proxy solicitation.

If a potential conflict should arise, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund.  If the conflict of interest arises between a portfolio manager and an issuer, the matter will be referred to the AGF Proxy Voting Committee and the Committee will meet to consider the matter, and make a determination, based upon representations to it, as to how to vote the proxy.

DEPRINCE, RACE & ZOLLO, INC.

Proxy Voting

I. Introduction

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. (“DRZ”) votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  DRZ has elected to retain an independent third party proxy administrator (“Proxy Administrator”) to assist in the proxy voting and record keeping process.  Any questions about this document should be directed to our Chief Compliance Officer (“CCO”) or Assistant Compliance Officer (“ACO”).

II. Regulatory Background

(A)The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities.  The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule.  In particular, the rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.

(B)Voting Client Proxies

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies.  However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.  The rule does not necessitate an adviser to become a “shareholder activist,” but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations.  The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client.  Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)Implementing Policies and Procedures to Resolve Conflicts of Interest

A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.  Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest.  An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)Disclosure Requirements

•                  An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

•                  A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

•                                          Proxy Voting Policies and Procedures;

•                                          Proxy Statements Received Regarding Client Securities;

•                                          Records of Votes Cast on Behalf of Clients;

•                                          Records of Client Requests for Proxy Voting Information; and

•                                          Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that were prepared by the Adviser to Memorialize the Basis for the Decision.

III. Risks

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies.  This analysis includes risks such as:

•                  DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•                  Proxies are not voted in clients’ best interests.

•                  Proxies are not identified and voted in a timely manner.

•                  Conflicts between DRZ’s interests and the client are not identified; therefore, proxies are not voted appropriately.

•                  Proxy voting records and client requests to review proxy votes are not maintained.

DRZ has established the following guidelines as an attempt to mitigate these risks.

IV. Policy

It is the policy of DRZ to vote client proxies in the interest of maximizing shareholder value.  To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent that is not part of the services provided by DRZ.  Clients must notify DRZ of their specific proxy voting instructions, if any.  Generally, all such client instructions must be in writing.

V. Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.              DRZ shall maintain a list of all clients for which it votes proxies.  The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading.  Alternatively, DRZ’s Operations Department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2.              DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation.   The designation may also be made by telephoning contacts or client service representatives at broker-dealers/custodians.

These intermediaries will be informed to direct all proxy materials to DRZ’s designated Proxy Administrator.

3.              DRZ shall work with the Proxy Administrator to ensure that the Proxy Administrator is properly instructed on the manner and direction to vote each client’s account based upon the type of client and specific voting instructions received from the client, if any.  DRZ has established proxy voting policies with the Proxy Administrator in the interest of maximizing shareholder value.  However, DRZ has instructed the Proxy Administrator to alert DRZ to certain issues that DRZ believes require an additional level of consideration.

4.              The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.  DRZ’s Compliance Department shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

5.              The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies for client’s who have elected to have their proxies voted by a third party outside of the proxy voting services DRZ provides, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the former client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that the proxies should be forwarded to the last known address of the former client.  The statement should further indicate that future proxies for the named former client should not be delivered to DRZ or to the Proxy Administrator, but directly to the former client.

6.              The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZ’s guidelines.

7.              It is DRZ’s policy to abstain from voting proxy ballots over which the issuer has implemented a share blocking policy.  Share blocking policies are generally implemented by issuers whose securities are traded in limited markets outside the United States.  Under a “share blocking policy” voting any proxies on the ballot would prohibit trading shares of the issuer for a pre-determined period of time.  DRZ typically invests in securities that have unrestricted liquidity and therefore DRZ will generally choose to avoid circumstances that would hinder DRZ’s ability to manage portfolio positions.  DRZ will document exceptions or deviations from this policy.

8.              DRZ shall compare the cost of voting the proxy to the benefit to the client.  In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits) in accordance with DRZ’s record retention policy.  The Proxy Administrator will then be notified accordingly.

9.              The Proxy Administrator or the CCO or ACO will reasonably try to assess any material conflicts between DRZ’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

10.       So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above.  DRZ may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file in accordance with DRZ’s record retention policy.

11.       If the Proxy Administrator, the CCO or the ACO (interchangeably referred to as the “Compliance Officer”) detects a conflict of interest, the following process will be followed:

a.              In cases where the Proxy Administrator is the party identifying the conflict, they have been instructed to contact DRZ’s CCO or ACO as soon as reasonably practicable.

b.              The Compliance Officer and a member of the DRZ Proxy Voting Committee (the “Committee”) will determine the appropriate method of resolution considering the nature of the conflict of interest, the proxy voting deadline, the number of clients involved and other material information related to the matter.

c.               The Compliance Officer will either (i) with the assistance of the appropriate investment personnel, contact the client(s) directly for discussion of the matter and determine if the client(s) desire to vote the proxy directly or provide its vote to DRZ to vote on their behalf, or (ii) will convene the Committee, as appropriate.

d.              If the Compliance Officer elects to contact the client(s) directly and the client(s) desire to vote the proxy or provide DRZ with their vote, the Compliance Officer and the Proxy Administrator will provide the client(s) with the proxy and related information to enable the client(s) to make an informed decision.

e.               Alternatively, if the Compliance Officer concludes the matter should go before the Committee, they will immediately convene the Committee.  Members of the Committee include the persons listed on Attachment A.  A majority of the Committee members shall constitute a quorum at a meeting of the Committee, but in no event shall a quorum consist of less than one-third of the Committee. The Compliance Officer will serve as chairperson.

The Compliance Officer, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

f.                The Compliance Officer will identify for the Committee the issuer and proposal to be considered.  The Compliance Officer will also identify the conflict of interest that has been detected.

g.               The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.  Members of the Committee may wish to consider the following questions:

•                  Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

•                  Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

•                  Whether the proposal itself is well framed and reasonable.

•                  Whether implementation of the proposal would achieve the objectives sought in the proposal.

•                  Whether the issues presented would best be handled through government or issuer-specific action.

h.              Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee their decision on whether DRZ will vote for or against the proposal.  Attending members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although “abstain” votes are permitted.   The Secretary of the Committee will record each member’s vote and the rationale for their decision.

i.                  After each member of the Committee has announced their vote, the Secretary will tally the votes.  The tally will result in one of the following two outcomes:

•                  If all members of the Committee have voted in the same direction on the proposal, all of DRZ’s proxies for that proposal will be voted in such direction.  The Compliance Officer will document the unanimous vote and all notes of the meeting, if created, will be maintained in the permanent file in accordance with the DRZ’s proxy recordkeeping policy described herein.

•                  If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on DRZ.

12.       The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

13.       All proxy votes will be recorded by the Proxy Administrator.  The following information will be maintained:

1.         The name of the issuer of the portfolio security;

2.         The exchange ticker symbol of the portfolio security;

3.         The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

4.         The shareholder meeting date;

5.         The number of shares DRZ is voting on firm-wide;

6.         A brief identification of the matter voted on;

7.         Whether the matter was proposed by the issuer or by a security holder;

8.         Whether or not DRZ cast its vote on the matter;

9.         How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.  Whether DRZ cast its vote with or against management; and

11.  Whether any client requested an alternative vote of its proxy.

There may be instances where DRZ votes the same proxy in different directions for different clients if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients.

VI. Conflicts of Interest

The following is a non-exhaustive list of potential conflicts.  DRZ continually monitors these potential conflicts to determine if they exist:

•                  Conflict: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ’s client portfolios.  For example, DRZ may be retained to manage XYZ’s pension fund.  XYZ is a public company and DRZ client accounts hold shares of XYZ.  This type of relationship may influence DRZ to vote with management on proxies to gain favor with management.  Such favor may influence XYZ’s decision to continue its advisory relationship with DRZ.

•                  Conflict: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

•                  Conflict: DRZ’s employees maintain a personal or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ’s client portfolios.  The spouse could attempt to influence DRZ to vote in favor of management.

•                  Conflict:  DRZ or an employee(s) personally owns a significant number of an issuer’s securities that are also held in DRZ’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

•                  Conflict:  DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution:  Upon the detection of a material conflict of interest, the procedure described under Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

DRZ realizes that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ’s ability to vote proxies in an objective manner.

In addition, the Compliance Officer will document any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy.  The Compliance Officer should report the attempt to DRZ’s CCO, Board of Directors or outside counsel.

VII. Recordkeeping

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years from the date of the vote, the first two (2) years at its principal place of business.  The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•                  Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer.  All written requests must be retained in the permanent file in accordance with DRZ’s record retention policy.

•                  The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

•                  DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client’s prescribed format.  In the event that DRZ cannot, and in order to facilitate the management of the proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

In cases where the COMPLETE proxy voting record is distributed to a client(s), it will contain the following legend:  “This report contains the full proxy voting record of DRZ.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

•                  Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written or oral request.  The written response should be attached and maintained with the client’s written request, if applicable, and maintained in the permanent file in accordance with the recordkeeping policy.

•                  Clients are permitted to request any and all proxy voting records that have been retained in accordance with DRZ’s record retention policy.

Proxy Voting Policy and Procedures:

•                  This Proxy Voting Policy and Procedures and previous versions of DRZ’s adopted Proxy Voting Policy and Procedures, if any, in accordance with DRZ’s record retention policies.

•                  DRZ’s annual Form ADV Part 2A containing a concise summary of Proxy Policy and Procedures and offer of the record to clients.

Proxy statements received regarding client securities:

•                  DRZ’s Proxy Administrator receives proxies directly from the clients’ custodians.  In the event DRZ receives a proxy, DRZ will copy or print a sample of the proxy statement or card and maintain the copy in a central file along.  DRZ will vote the proxy in accordance with these policies. Documentation of the process will be maintained in accordance with DRZ’s proxy recordkeeping policies.

Note: DRZ is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•                  DRZ Proxy Voting Record.

•                  Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc, that were material in the basis for the decision.

VIII. Disclosure

•                  DRZ will ensure that Form ADV, Part 2A is updated as necessary to reflect: (i) all material changes to DRZ’s Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. Proxy Solicitation

As a matter of practice, it is DRZ’s policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  DRZ will never disclose such information to unrelated third parties, except as required by law.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any employee accept any remuneration in the solicitation of proxies.  The CCO shall handle all responses to such solicitations.

XI. Class Actions

It is DRZ’s policy to direct clients to decide whether or not to participate in class actions regarding securities of issuers currently or previously held in the clients’ portfolios.  Any class action notice received by DRZ shall be promptly forwarded to the client.  Class action notices received by DRZ on behalf of a former client will be sent to the last known address on file.  DRZ employees are prohibited from making legal elections or determinations on behalf of clients.  If requested, DRZ shall assist clients with account information required for their analysis of the class action notice; however, it is each client’s responsibility to respond to the class action notice.

ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.

LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a current list of the members of DRZ’s proxy voting committee:

Chairperson	Compliance Officer

Member 1	John D. Race

Member 2	Gregory M. DePrince

Member 3	Victor A. Zollo, Jr.

Member 4	Jill S. Lynch

Member 5	Gregory T. Ramsby

EARNEST PARTNERS LLC

Proxy Policies

As a general rule, EARNEST Partners (the “Advisor”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments.  A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Advisor is instructed otherwise in writing by the client:

•            The Advisor will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•            The Advisor will not announce its voting intentions or the reasons for a particular vote.

•            The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•            The Advisor will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•            All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Advisor’s concerns for its clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

The Advisor has designated a Proxy Director.  The Proxy Director will consider each issue presented on each portfolio company proxy.  The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues.  Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Advisor’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines).  Therefore, it is possible that actual votes may differ from these general policies and the Advisor’s Proxy Voting Guidelines.  In the case where the Advisor believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest.  In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy.  In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Advisor will seek the advice of the Client.

A detailed description of the Advisor’s specific Proxy Voting Guidelines will be furnished upon written request.  You may also obtain information about how the Advisor has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Advisor reserves the right to change these policies and procedures at any time without notice.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington’s policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisors.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•                  maintain or strengthen the shared interests of stockholders and management;

•                  increase shareholder value; and

•                  maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•                  If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•                  Fort Washington may engage an independent third party to determine how the proxy should be voted;

•                  Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

FORUM SECURITIES LIMITED

Forum Securities Limited (the “Manager”) has adopted and implemented a Proxy Voting and Disclosure Policy & Procedure (the “Procedures”) concerning proxies voted by the Manager on behalf of each Client who delegates voting authority to the Manger. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures. Because Manager considers each proxy proposal and the related corporate circumstances independently, it may vote differently with respect to similar proposals for different companies. Manager recognizes that under certain circumstances it may have a material conflict of interest in voting proxies on behalf of its Clients. Such circumstances may include situations where the Manager, its officers, directors or employees, has or is seeking a Client relationship with the issuer of the security that is the subject of the proxy vote. In the event of a material conflict of interest, an independent third party proxy service provider will be engaged by the Manager to obtain a vote recommendation. The Manager will adopt the vote recommendation of the third party proxy service provider if the Manager reasonably believes that recommendation appears to be in the best interest of its Clients. For each proxy, the Manager maintains all related records as required by applicable law.

Procedure

Forum Securities Limited coordinates with clients’ custodians to ensure that accounts are set up for voting proxies. Each of the custodians have arranged with a service provider BROADRIDGE (using Broadridge’s PROXYEDGE voting platform) to give information as to current share holdings on upcoming proxy agendas for voting on securities held in the Manager’s client accounts (see: www.proxyedge.com;) .

The Manager’s operations team views PROXYEDGE daily to determine if any new or undecided agendas need to be reviewed or voted. The Manager’s operations team communicates the proxy ballot details to the portfolio managers. Once a decision is reached, the portfolio manager instructs operations how they wish to vote. At this time, the operations team logs into ProxyEdge to submit the ballot as instructed by the portfolio manager. The portfolio manager’s instructions and reports providing details for the proxy are all stored on a centralized drive. Additionally, the ballot and investment manager’s vote are also stored on ProxyEdge. PROXYEDGE submits votes for the Manager’s accounts once a decision has been submitted online and retains records regarding all votes. Manager currently votes proxies on all of its accounts except for the one, as this client has elected to vote their own proxies.

GAM INTERNATIONAL MANAGEMENT LIMITED

GAM International invests exclusively in non-voting securities and therefore does not have a proxy voting policy.

LEE MUNDER CAPITAL GROUP LLC

1. Operational Items:

Auditor Ratification

Generally vote FOR proposals to ratify auditors unless:

• An auditor has a financial interest in or association with the company and is therefore not independent;

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

• Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or

• Fees for non-audit services are excessive

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees examining things such as:

• Nominee’s attendance at meetings;

• Long-term corporate performance and stock price;

• Composition of the board and key board committees;

• Whether a retired CEO sits on the Board;

• Number of other public company board seats held;

• Corporate governance provisions and takeover activity;

• Board decisions regarding executive pay;

• Director compensation;

• Interlocking directorships; and

• Conflicts of Interest

Independent Chair (Separate CEO/Chair)

Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.

Majority Vote Shareholder Proposals

Generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.

Performance/Governance Evaluation for Directors

Generally votes WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Audit Committee related items

Generally vote AGAINST or WITHHOLD from members of the Audit Committee if:

•                  Non-audit fees paid to auditor are excessive

•                  Company receives an adverse opinion on financial statements

•                  Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

•                  Poor accounting practices result in fraud, misapplication of GAAP, or other material weaknesses

Compensation Committee related items

In the absence of an Advisory vote on executive compensation, vote AGAINST or WITHHOLD on members of the Compensation Committee or potentially the full board if:

•                  There is significant misalignment between CEO pay and company performance

•                  Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating

•                  Board exhibits significant level of poor communication and responsiveness to shareholders

•                  Company fails to submit one-time transfer of stock options to shareholder vote

•                  Company fails to fulfill terms of burn rate commitment made to shareholders

Vote CASE-BY-CASE on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:

•                  Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support

•                  Specific actions to address issues that contributed to low level of support

•                  Other recent compensation practices

•                  Whether the issues raised are recurring or isolated

•                  Company’s ownership structure

•                  Whether support level was less than 50%,

3. Proxy Contests:

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:

• Management’s track record;

• Background to the proxy contest;

• Qualifications of Director nominees;

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved; and

• Stock ownership positions

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

4. Antitakeover Defenses and Voting Related Issues:

Advanced Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

Poison Pills

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

5. Mergers and Corporate Restructurings:

Overall Approach — Vote CASE-BY-CASE

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:

• Valuation;

• Market reaction;

• Strategic rationale;

6.  Compensation:

Evaluate executive pay and practices (management say-on-pay “MSOP”), as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), or AGAINST an equity-based incentive plan proposal if:

• There is a misalignment between CEO pay and company performance (pay for performance);

• The company maintains problematic pay practices;

• The board exhibits poor communication and responsiveness to shareholders.

Poor Practices Pay

Generally vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, is the company has poor compensation practices.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation.

Employee Stock Purchase Plans

Vote CASE-BY-CASE on non-qualified employee stock purchase plans.

Option Exchange Programs/Re-pricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.

7. Corporate Social Responsibility (CSR) Issues:

Overall Approach - Vote CASE-BY-CASE on social and environmental shareholder proposals.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY

I.           POLICY

The London Company of Virginia (the “Advisor”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”).  The Advisor’s authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies, the Advisor’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.      PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Advisor to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

A.            The Advisor is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Advisor’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. “Guidelines” below), the Advisor recognizes that some proposals require special consideration which may dictate that the Advisor makes an exception to the Guidelines.  The Advisor will vote the recommendation of Glass Lewis on all proxy votes, unless otherwise directed by the Portfolio Managers

B.            Conflicts of Interest

Where a proxy proposal raises a material conflict between the Advisor’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1.          Vote in Accordance with the Guidelines.  To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2.          Obtain Consent of Clients.  To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account.

3.          Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct the Advisor to forward all proxy matters in which the Advisor has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, the Advisor will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, the Advisor will abstain from voting the securities held by that client’s account.

The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflict of interest so identified by the Adviser will be addressed as described above in this Section III.A.

C.            Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Advisor has determined that it is in the client’s best interest, the Advisor will not vote proxies received.  The following are certain circumstances where the Advisor will limit its role in voting proxies:

1.          Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Advisor will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Advisor, it will promptly be forwarded to the client or specified third party.

2.          Terminated Account:  Once a client account has been terminated with the Advisor in accordance with its investment advisory agreement, the Advisor will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.          Limited Value:  If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Advisor may abstain from voting a client’s proxies.  The Advisor also will not vote proxies received for securities which are no longer held by the client’s account.

4.          Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Advisor determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Advisor may recall the security for purposes of voting.

5.          Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, the Advisor may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.  RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, the Advisor will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Advisor may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Advisor that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Advisor will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Advisor voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Advisor’s Policies and Procedures by written request addressed to the Advisor.  The Advisor will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.       GUIDELINES

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investors’ potential financial gain through the use of the shareholder vote, while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm. The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

Management Proposals

Election of Directors

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors, except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

Auditor

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification, except when the non-audit fees exceed the audit fees paid to the auditor, there have been recent restatements

Compensation

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the re-pricing of options without shareholder approval. The Investment Manager Guidelines will support management advisory votes on compensation with the belief that an independent compensation committee is in the best position to design an appropriate compensation program for the company.

Authorized Shares

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders’ approval to justify the use of additional shares.

Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

Shareholder Rights

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

Mergers/Acquisitions

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation. The Glass Lewis Investment Manager Guidelines will vote in accordance with the standard Glass Lewis policy recommendation on mergers, acquisitions and other financing transactions.

Shareholder Proposals

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

Governance

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

Compensation

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to re-price options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

Environment

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

Social

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

LONGFELLOW INVESTMENT MANAGEMENT CO.

Proxy Voting Policy, Overview

Where the power to vote proxies has been delegated to Longfellow Investment Management Co. (LIM), LIM has the responsibility for voting in a manner that is in the best economic interests of the client.  LIM shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment.  In some instances LIM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest is insignificant or the cost of voting the proxy outweighs the benefit to the client’s portfolio.  In voting on each and every issue, LIM shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.  Proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  LIM would generally vote for proposals that increase shareholder value and maintain or increase shareholder rights.  LIM will generally vote for management proposals for merger or reorganization.  LIM will generally vote for the selection of independent auditors.  Where LIM perceives that the proposal, if approved, would tend to limit or reduce the economic value of the client’s investment, LIM will generally vote against it.  There may be instances where the interests of LIM may conflict or appear to conflict with the interests of its clients.  For example: a situation where a portfolio holding is a client or an affiliate of a client of LIM.  In such situations LIM, consistent with its duty of care and duty of loyalty, may engage an independent third party to determine how the proxy should be voted.

MILLER/HOWARD INVESTMENTS

The Firm recognizes, as a matter of policy and as a fiduciary to its clients, that proxy voting is a valuable right of shareholders.  Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies.  Miller/Howard Investments supports voting proxies consistent with our financial, social, and environmental objectives.  For more information regarding these objectives, please refer to our SRI (Socially Responsible Investing) policy.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions.  Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, the production of weapons, land mine clean up, genetically modified foods, labor standards, and management transparency.  Miller/Howard Investments actively supports resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources.  The primary goal of the shareholder resolution process is to engage management in a dialogue. It supports the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard Investments enlisted the help of Broadridge Investor Communication Solutions, Inc. to administer electronic proxy voting.  Using the services Broadridge provides, Miller/Howard Investments is capable of customizing proxy reports, ballot recommendations, and research tools.  Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting SRI recommendations as provided by Glass Lewis.

Proxy voting responsibility will be determined at the opening of all new client relationships.  For those clients who have retained proxy-voting authority, Miller/Howard Investments has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard Investments maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports.  Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

The Firm will generally vote on all proxies it receives.  However, Miller/Howard Investments may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting.  Unsupervised securities, or securities held below the line, will also be excluded.

Miller/Howard Investments will vote differently from Glass Lewis recommendations if we believe such action is in the best interest of our clients or our unique objectives.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard Investments will amend or update, as necessary, to remain consistent and current with our proxy practices.  Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE:

Miller/Howard Investments discloses a summary of our proxy voting policy in our Form ADV Part 2.

SANDS CAPITAL MANAGEMENT LLC

Most Recent Amendment: January 2011

Implementation Date: November 2006

Issue

Rule 206(4)-6 under the Advisers Act requires every registered investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a significant number of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the policy of SCM to vote client proxies in the best interest of our clients.  Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of each proposal to be voted on.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.

Procedures for SCM’s Receipt of Class Actions

The following procedures outline SCM’s receipt of “Class Action” documents from clients and custodians:

SCM will not file “Class Actions” on behalf of any client.  If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a best effort to forward the documents to the client.  Likewise if “Class Action documents are received by SCM from a client, SCM will make a best effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action”.

Proxy Committee

SCM has established a Proxy Committee.  The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Director of Compliance) and one or more rotating members (Portfolio Managers).  The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities.  A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business.  The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Proxy Voting Policy and Procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third-party service provider as voting agent to receive proxy statements or to provide information, research or other services intended to facilitate the proxy voting decisions made by SCM.  The Proxy Committee reviews reports on SCM’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues.  These criteria and general voting guidelines are set forth in SCM’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment C.  The Proxy Committee may amend or supplement the Guidelines from time to time.  All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

Procedures for Identification and Voting of Proxies

The following procedures are designed to enable SCM to resolve material conflicts of interest before voting client proxies.

SCM maintains a list of all clients for which it votes proxies.  The list may be maintained either in hard copy or electronically and is updated by the Director of Client Services or a designee who obtains proxy voting information from client agreements.

As part of the account opening procedure, the Director of Client Services will note whether or not SCM is responsible for voting proxies for the new client.

In cases where it has been designated to vote client proxies, SCM works with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

The Director of Client Services receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.

.Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines.  In evaluating a proxy proposal, an analyst may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.

SCM Staff Members will reasonably try to assess whether there are any material conflicts between SCM’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

So long as no material conflicts of interest have been identified, SCM will vote proxies according to SCM’s policy.  SCM may also elect not to vote if it deems doing so in its clients’ best interest.  (See #8 and Proxies of Certain Non-U.S. Issuers below.)  The rationale for not voting a client proxy will be documented and the documentation will be maintained in SCM’s permanent files.

Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution.  See Conflicts of Interest section for additional information.

SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations.  SCM shall at no time ignore or neglect its proxy voting responsibilities.  However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.  See Proxies of Certain Non-U.S. Issuers below,

The Director of Client Services and the Research Analyst will report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with SCM’s policy, as well as any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies.  Such report shall be made to SCM’s Chief Compliance Officer (“CCO”), or if the CCO is the person attempting to influence the voting, then to SCM’s Chief Executive Officer.

All proxy votes will be recorded and the following information will be maintained:

•                  The name of the issuer of the portfolio security;

•                  The exchange ticker symbol of the portfolio security;

•                  The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•                  The shareholder meeting date;

•                  The number of shares SCM is voting firm-wide;

•                  A brief identification of the matter voted on;

•                  Whether the matter was proposed by the issuer or by a security holder;

•                  Whether or not SCM cast its vote on the matter;

•                  How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•                  Whether SCM cast its vote with or against management; and

•                  Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s permanent files.

Loaned Securities

When an SCM client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan.  SCM will generally not seek to recall for voting the client shares on loan.  However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, SCM may request a client to recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities The research analyst who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.

In determining whether a recall of a security is warranted (“Significant Event”), SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities.  SCM may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event.  The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.

Proxies of Certain Non-U.S. Issuers

It is SCM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.

Voting proxies of issuers in non-US markets may give rise to a number of administrative/operational issues that may cause SCM to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients.  While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

Some markets require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.

Proxy material may not be available in English.

SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may not vote in those instances.

Proxy voting in certain countries requires “share blocking.”  Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.  Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period).  Accordingly, if share blocking is required SCM generally elects not to vote those shares.  The Portfolio Manager or Research Analyst in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

Conflicts of Interest

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

Conflict:  SCM is retained by a firm, or is in the process of being retained by a firm, which is affiliated with an issuer that is held in SCM’s client portfolios.

Conflict:  SCM is retained by an individual, or is in the process of being retained by an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios.

Conflict:  SCM’s Staff Members maintain a personal or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios.  The spouse could attempt to influence SCM to vote in favor of management.

Conflict:  SCM or a Staff Member(s) personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios.  The Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by SCM’s policy.  The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes that, due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner.  Upon such notification, the Director of Client Services or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal.  The Proxy Committee may determine on a case by-case basis that a particular proposal does not involve a material conflict of interest.  To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer.  If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the Research Analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee.  Prior to voting on the proposal, SCM may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).

Recordkeeping

SCM must maintain the documentation described in the following section for a period of not less than five (5) years in an easily accessible place, the first two (2) years at its principal place of business.  Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services.  All written requests must be retained in the permanent file.

The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy statements received regarding client securities:

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

SCM will ensure that Part II of Form ADV is updated as necessary to reflect:  (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

Proxy Solicitation

As a matter of practice, it is SCM’s policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any Staff Member accept any remuneration in the solicitation of proxies.  The Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible for overseeing and implementing this Proxy Voting Policy and Procedures.

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management.  Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved.  As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock.  However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I. The Board of Directors

A.                  Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

•               Long-term corporate performance record relative to a market index;

•               Composition of board and key board committees;

•               Corporate governance provisions and takeover activity;

•               Board decisions regarding executive pay;

•               Director compensation;

B.                  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.                  Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

•               long-term financial performance of the target company relative to its industry;

•               management’s track record;

•               background to the proxy contest;

•               qualifications of director nominees (both slates);

•               evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•               stock ownership positions.

Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II. Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless:  an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III. Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV. Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights.  However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal.  On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders.  Anti-takeover issues include the following:

Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control.  Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

3)                   Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover.  Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

4)                   Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock.  They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

5)                   Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights.  For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….”  The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.  Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%).  While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause.  A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2.              Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.  Board Classification

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year.  The “staggered board” acts as a bar to unwelcome takeover bids.  An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV. Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals.  In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items.  In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals.

V. Capital Structure

A.  Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.  Debt Restructuring

We review on a case-by-case basis proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan.

VI. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII. State of Incorporation

A.  Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D. Changing Corporate Name

We generally vote for changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship.  However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position.  Social responsibility issues may include proposals regarding the following:

•                   Ecological issues, including toxic hazards and pollution of the air and water;

•                   Employment practices, such as the hiring of women and minority groups;

•                   Product quality and safety;

•                   Advertising practices;

•                   Animal rights, including testing, experimentation and factory farming;

•                   Military and nuclear issues; and

•                   International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

TSF-56-TFGT-SAI-1401

PART C. OTHER INFORMATION

Item 28. Exhibits:

(a)(1)

Registrant’s Certificate of Trust dated October 22, 1993 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the Securities and Exchange Commission (“SEC”) on January 10, 2014.

(a)(2)

Registrant’s Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(3)

Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(4)

Certificate of Amendment and Restatement of Certificate of Trust dated January 27, 1994 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(a)(5)

Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(6)

Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on December 17, 1997.

(a)(7)

Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(8)

Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 23, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on January 27, 1999.

(a)(9)

Certificate of Amendment of Certificate of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on May 3, 2004.

(a)(10)

Certificate of Amendment of Certificate of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(a)(11)

Certificate of Correction of a Statutory Trust dated April 17, 2009 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(b)

Amended and Restated By-Laws of the Trust as revised November 18, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on April 14, 2005.

(c)

Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-03651), filed with the SEC on September 19, 2007.

(d)(1)(a)

Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(d)(1)(b)

Schedule C-1 of the Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated September 30, 2013 is herein incorporated by reference to Exhibit (d)(1)(c) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2013.

(d)(2)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the Touchstone Sands Capital Select Growth Fund dated August 18, 2011 is herein incorporated by reference to Exhibit (d)(2)(b) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(3)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Miller/Howard Investments, Inc. with respect to the Touchstone Premium Yield Equity Fund dated May 20, 2008 is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 15, 2008.

(d)(4)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Ultra Short Duration Fixed Income Fund dated February 20, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(d)(5)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and AGF Investments America Inc. with respect to the Touchstone Emerging Markets Equity Fund dated May 17, 2012 is herein incorporated by reference to Exhibit (6)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182176), filed with the SEC on October 12, 2012.

(d)(6)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Investments, LLC with respect to the Touchstone Mid Cap Value Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(7)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Forum Securities, Ltd. with respect to the Touchstone Global Real Estate Fund dated May 28, 2013 is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 17, 2013.

(d)(8)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Small Cap Core Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(9)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Mid Cap Fund dated December 8, 2011 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement

on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(10)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and GAM International Management Limited with respect to the Touchstone International Fixed Income Fund dated October 1, 2010 is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2011.

(d)(11)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Deprince, Race & Zollo, Inc. with respect to the Touchstone Small Cap Value Fund dated December 6, 2010 is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2011.

(d)(12)

Amendment to the Sub-Advisory Agreement between Touchstone Advisors, Inc. and DePrince, Race & Zollo, Inc. with respect to the Touchstone Small Company Value Fund dated September 10, 2012 is herein incorporated by reference to exhibit (d)(19) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(d)(13)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners, LLC with respect to the Touchstone Total Return Bond Fund dated May 19, 2011 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(d)(14)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longfellow Investment Management Co. LLC with respect to the Touchstone Merger Arbitrage Fund dated August 9, 2011 is herein incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(d)(15)

Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longfellow Investment Management Co. LLC with respect to the Touchstone Arbitrage Fund dated September 30, 2013, incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2013.

(e)(1)

Distribution Agreement between the Registrant and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 21, 2006.

(e)(2)

Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(f)

Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(g)(1)

Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(g)(2)	Amended Schedule of Global Services & Charges to the Custodian Agreement dated February 1, 2013 between the Trust and Brown Brothers Harriman & Co. is filed herewith.

(h)(1)

Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(h)(2)(a)

Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) dated November 5, 2011 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(h)(2)(b)

Amendment to Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon dated April 16, 2012 is herein incorporated by reference to Exhibit (13)(c) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File Nos. 333-177599 and 811-08104), filed with the SEC on April 25, 2012.

(h)(2)(c)	Amended Exhibit A dated September 30, 2013 to the Sub-Administration and Accounting Services Agreement dated November 5, 2011, is filed herewith.

(h)(3)(a)

Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(h)(3)(b)

Amendment to Transfer Agency and Shareholder Services Agreement between Touchstone Advisors, Inc. and BNY Mellon dated April 16, 2012 is herein incorporated by reference to Exhibit (13)(e) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177599), filed with the SEC on April 25, 2012.

(h)(3)(c)	Amended Schedule B dated September 30, 2013 to the Transfer Agency and Shareholder Services Agreement dated April 16, 2012 with BNY Mellon is filed herewith.

(h)(4)(a)

State Filing Services Agreement between Registrant and BNY Mellon dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(h)(4)(b)	Amended Schedule A dated September 30, 2013 to the State Filing Services Agreement between Registrant and BNY Mellon dated December 5, 2011 is filed herewith.

(h)(5)

Fidelity Bond Allocation Agreement dated April 1, 2011 is herein incorporated by reference to Exhibit (13)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File Nos. 333-177599 and 811-08104), filed with the SEC on April 25, 2012.

(h)(6)(a)

Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 is herein incorporated by reference to Exhibit (13)(a)(1) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(h)(6)(b)

Schedule A to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of November 29, 2013 is herein incorporated by reference to Exhibit (13)(f)(2) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(h)(7)(a)

Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 with respect to the Sands Capital Select Growth Fund is herein incorporated by reference to Exhibit (13)(g)(1) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014..

(h)(7)(b)

Amended and Restated Schedule A to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant with respect to the Sands Capital Select Growth Fund, effective as of January 29, 2014 is incorporated herein by reference to Exhibit (13)(g)(2) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(h)(8)	Form of Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013, is filed herewith.

(i)	Not Applicable.

(j)	Consent of Ernst & Young LLP is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)

Distribution and Shareholder Services Plan for Class A shares is herein incorporated by reference to exhibit (m)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(m)(2)

Distribution and Shareholder Services Plan for Class C shares is herein incorporated by reference to exhibit (m)(2) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(m)(3)

Shareholder Services Plan for Class Z shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(n)(1)

Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(n)(2)

Amended Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2013.

(o)	Not Applicable.

(p)(1)

Code of Ethics for Registrant, Touchstone Advisors Inc. and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(p)(2)

Code of Ethics for Sands Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on August 6, 2004.

(p)(3)

Code of Ethics for Miller/Howard Investments, Inc. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(p)(4)

Code of Ethics for Fort Washington Investment Advisors, Inc. is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(p)(5)

Code of Ethics for Longfellow Investment Management Co. is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(p)(6)

Code of Ethics for AGF Investments America Inc. is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(p)(7)

Code of Ethics for Lee Munder Capital Group, LLC is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(8)

Code of Ethics for Forum Securities Ltd. is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 17, 2013.

(p)(9)

Code of Ethics for EARNEST Partners is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(10)

Code of Ethics for The London Company of Virginia is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(p)(11)

Code of Ethics for GAM International Management Limited is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2011.

(p)(12)

Code of Ethics for DePrince, Race & Zollo, Inc. is incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(q)	Power of Attorney is filed herewith.

Item 29.

Not Applicable.

Item 30. Indemnification:

Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser:

TOUCHSTONE ADVISORS, INC. (the “Advisor”) is a registered investment adviser that provides investment advisory services to the Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust (the “Touchstone Fund Complex”).

The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)  Jill T. McGruder — CEO and Director Touchstone Advisors, Inc.

(a)  President and Chief Executive Officer - IFS Financial Services, Inc.

(b)  President and Chief Executive Officer - Integrity Life Insurance Co.

(c)  President and Chief Executive Officer - National Integrity Life Insurance Co.

(d)  Director, President and Chief Executive Officer - Cincinnati Analysts, Inc.

(e)  President - Touchstone Fund Complex

(f)  Senior Vice President - Western & Southern Financial Group*

(g) Senior Vice President - W&S Brokerage Services, Inc.*

(h) Director — Western & Southern Financial Group*, Cincinnati Analysts, Inc., IFS Financial Services, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*, LaRosa’s, Inc. (2334 Boudinot Avenue Cincinnati, OH 45238)

(2)  Donald J. Wuebbling — Director - Touchstone Advisors, Inc.

(a)  Director - AM Concepts, Inc.*, Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Insurance Profillment Solutions, LLC*, Cincinnati Analysts, Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* WestAd Inc.*, Eagle Realty Group, LLC*, IFS Financial Services, Inc., Western & Southern

Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Insurance Company*, IIS Broadway*

(3)  James J. Vance - Vice President and Treasurer - Touchstone Advisors, Inc.

(a)  Vice President and Treasurer - Western & Southern Life Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd Inc.*, AM Concepts, Inc.*

(b)  Treasurer - W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC, Insurance Profillment Solutions*, Tristate Ventures, LLC*

(4)  Terrie A. Wiedenheft — Chief Financial Officer and Chief Operations Officer - Touchstone Advisors, Inc.

(a)         Senior Vice President, Chief Financial Officer and Chief Operations Officer - IFS Financial Services, Inc.

(b)         Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.* and Touchstone Securities, Inc.

(c)          Chief Financial Officer - Cincinnati Analysts, Inc.

(d)         Senior Vice President Fort Washington Investment Advisors, Inc.

(e)          Treasurer and Controller - Touchstone Fund Complex

(5)  James N. Clark — Director - Touchstone Advisors, Inc.

(a)  Vice President, Director and Secretary - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*, Western-Southern Life Assurance Company.*

(b) Director and Secretary - WestAd, Inc.*

(c) Director - Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, IFS Agency Services, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Cincinnati Analysts, Inc., AM Concepts*, IFS Financial Services, Western & Southern Agency Services, Inc.*, Lafayette Life Insurance Company*, Western & Southern Agency Services, Inc.

(6)  Rhonda S. Malone - Secretary - Touchstone Advisors, Inc.

(a) Secretary - Touchstone Securities, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, IFS Agency Services Inc.

(b) Counsel — Securities - Western & Southern Financial Group, Inc.*

(7)  Steven M. Graziano — President - Touchstone Advisors, Inc.

(a)  Vice President - Touchstone Fund Complex

(b)  President — Touchstone Securities, Inc.

(8)  Timothy S. Stearns — Chief Compliance Officer - Touchstone Advisors, Inc.

(a)        Touchstone Securities, Inc.

(b)        W&S Brokerage Services, Inc.*

(9)  Timothy D. Paulin — Senior Vice President, Investment Research and Product Management — Touchstone Advisors, Inc.

(a)  Vice President - Touchstone Fund Complex

Fort Washington Investment Advisors, Inc.

Fort Washington Investment Advisors, Inc. (“Fort Washington”) is the sub-adviser for the Touchstone Ultra Short Duration Fixed Income Fund. The principal address of Fort Washington is 303 Broadway, Suite 1200, Cincinnati, OH 45202. Fort Washington is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Fort Washington has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)   Maribeth S. Rahe, President & Chief Executive Officer and Director

(a)   Board Member, Executive/Foundation Committee of Cincinnati USA Regional Chamber; Leadership Development, Cincinnati USA Regional Chamber of Commerce; Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Consolidated Communications Illinois Holdings Inc.; Chair, Audit Committee, Consolidated Communications Illinois Holdings, Inc.; Member, Nominating/Governance and Compensation Committees, Consolidated Communications Illinois Holdings, Inc.; Vice Chairman, Executive/Finance Committee, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Williams College of Business, Xavier University; Advisory Board, CincyTech USA; Member, Partner-In-Action; Investment Committee, United Way of Cincinnati; Board Member, First Financial Bank; Member, Audit/Trust/M&A Committees, First Financial Bank; Executive Committee, Commonwealth Club

(b)   President & CEO of Tristate Ventures, LLC*

(c)   President, Buckeye Venture Partners, LLC

(d)   Director, Eagle Realty Group, Eagle Realty Investments

(e)   President, W&S Investment Holdings, LLC

(f)    Manager, President & CEO, Peppertree Partners, LLC

(g)   Director, Chairman of the Board - Cincinnati Analysts, Inc.

(h)   President & CEO of Fort Washington Capital Partners, LLC

(2)   Nicholas P. Sargen, Chief Investment Officer and Director

(a)   Senior Vice President & Chief Investment Officer, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company,  National Integrity Life Insurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company, Lafayette Life Insurance Company

(b)   Chief Investment Officer

1.     Tristate Ventures, LLC*

2.     Peppertree Partners, LLC

3.     Buckeye Venture Partners, LLC

4.     Fort Washington Capital Partners, LLC

5.     W&S Investment Holdings, LLC

(c)   Board of Trustees & Treasurer, Good Samaritan Hospital Foundation

(d)   Advisory Board, Xavier Department of Economics

(3)   John F. Barrett, Chairman and Director

(a)   Chairman of Board & CEO, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(b)   Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company; Lafayette Life Insurance Company

(c)   Director, Eagle Realty Group, Eagle Realty Investments

(d)   Director, Chairman, President & CEO, WestAd, Inc.

(e)   President & Trustee, Western & Southern Financial Fund

(f)    Board Member, Convergys Corp, Cintas Corporation

(g)   Director, American Council of Life Insurers; Director, Financial Services Roundtable; Board Member, Americans for the Arts; Member & Executive Committee, Cincinnati Center City Development Corporation; Board of Governors, Cincinnati USA Partnership for Economic Development; Member, Cincinnati Business Committee; Co-Chairman, Greater Cincinnati Scholarship Association; Member, Cincinnati Equity Fund; Honorary Trustee, Sigma Alpha Epsilon Foundation; Chairman, Medical Center Fund, UC; Advisory Board, Barrett Cancer Center; Vice Chairman, UC Foundation Capital Campaign; Honorary Chairman, UC Presidential Bicentennial Commission

(4)   Brendan M. White, Managing Director & Sr. Portfolio Manager

(5)   James A. Markley, Managing Director

(a)   Trustee & Board Member, Corbett Foundation

(6)   Roger M. Lanham, Managing Director

(7)   John J. O’Connor, Managing Director

(a)   Board of Directors, Friars Club Foundation, SC Ministry Foundation

(b)   Investment Committee, Province of St. John the Baptist

(8)   Timothy J. Policinksi, Managing Director & Sr. Portfolio Manager

(9)   Michele Hawkins, Chief Compliance Officer & Managing Director

(a)   Advisory Board Member, Xavier University Cintas Institute for Business Ethics & Social Responsibility

(b)   Chief Compliance Officer, Peppertree Partners, LLC

(10) Margaret C. Bell, Managing Director

(11) Robert L. Walker, Director

(a)   Director, Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, Lafayette Life Insurance Company, Columbus Life Insurance Company, Insurance Profillment Solutions, LLC, Western & Southern Agency, Inc.

(b)   Board Member, Computer Services, Inc.; Board Member & Chairman, Tri-Health

(c)   Sr. Vice President & Chief Financial Officer, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, W&S Financial Group, Inc., W&S Mutual Holding Company

(d)   Board of Trustees, Bethesda, Inc.

(12) Richard R. Jandrain III, Managing Director & Sr. Portfolio Manager

(13) Terrie A. Wiedenheft, Sr. Vice President & Chief Financial Officer — See biography above

(14) James J. Vance, Vice President & Treasurer — See biography above

(15) Stephen A. Baker, Managing Director

(a)   Board of Trustees, Walnut Hills High School Alumni Foundation, CH Mack, Inc.

(b)   Manager, Peppertree Partners, LLC

(16) John P. Bessone, Vice President

(a)   Board Member, Lumidign, Inc., Earthstone International

(17) Paul D. Cohn, Managing Director

(18) Rance G. Duke, Vice President & Sr. Portfolio Manager

(a)   Board Member & Chairman, Spring Grove Cemetery

(b)   Treasurer, Bethesda Foundation

(c)   Investment Committee, YMCA of Greater Cincinnati, Bethesda, Inc.

(d)   Member, United Way, Red Cross Partnership Committee

(19) Thomas L. Finn, Vice President & Sr. Portfolio Manager

(a)   Board Member, Cincinnati Foundation for the Aged, Beechwood Foundation.

(b)   Investment Committee, YMCA

(20) Mark A. Frietch, Managing Director

(21) John J. Goetz, Vice President & Sr. Portfolio Manager

(a)   Investment Company Institute – MMFunds Advisory Committee

(22) Daniel J. Kapusta, Vice President & Sr. Portfolio Manager

(23) Bihag N. Patel, Vice President & Sr. Portfolio Manager

(24) David K. Robinson, Vice President & Sr. Portfolio Manager

(25) Charles A. Ulbricht, Vice President & Sr. Portfolio Manager

a.     AVP Investments, Lafayette Life Foundation

(26) Scott D. Weston, Vice President & Sr. Portfolio Manager

(a)   Financial Advisory Board & Foundation Board Member, Mariemont School District

(27) Martin W. Flesher, Vice President

(28) Jeffrey D.  Meek, Vice President & Senior Financial Officer

i.      Treasurer, Peppertree Partners, LLC

(29) Jonathan D. Niemeyer, Sr. Vice President & General Counsel

(a)   Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation

(b)   Sr. Vice President & General Counsel, Columbus Life Insurance Company, Lafayette Life Insurance Company, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(c)   Assistant Secretary, Peppertree Partners, LLC

(d)   Secretary, W&S Investment Holdings, LLC

(e)   Director, Insurance Profillment Solutions, LLC

(f)    Board Member, Association of Life Insurance Counsel

(30) James E. Wilhelm, Vice President & Sr. Portfolio Manager

(a)   Board Member, Xavier Student Investment Fund

(31) Donald J.  Wuebbling, Director

(a)   Secretary & Counsel, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Co., Columbus Life Insurance Company, Lafayette Life Insurance Company

(b)   Director, Touchstone Advisors, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc., IFS Financial Services, Inc., IFS Holdings, Inc., Integrity Life Insurance Company, Western & Southern Brokerage Services, Inc., Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd, Inc., Western & Southern Brokerage Services, Inc. Western & Southern Agency, Inc.

(32) William G. Creviston, Vice President & Sr. Portfolio Manager

(33) Douglas E. Kelsey, Vice President & Sr. Portfolio Manager

(34) Jeremiah R. Moore, Vice President

(35) Barry D. Pavlo, Vice President

(36) William T. Sena Jr., Vice President & Sr. Portfolio Manager

(37) P. Gregory Williams, Vice President

(38) Eric J. Walzer, Vice President

(39) William T. Sena Sr., Managing Director

(40) Joseph B. Michael, Managing Director

a.     Vice President, Peppertree Partners, LLC

(41) Timothy J.  Jossart, Assistant Vice President & Assistant Portfolio Manager

(42) Alexander S. Fischer, Vice President

(43) Daniel J.  Carter, Assistant Vice President & Sr. Portfolio Manager

(44) S. Zulfi Ali, Vice President & Sr. Portfolio Manager

(45) Joseph A. Woods, Vice President & Sr. Investment Manager

(46) Richard A. Krawczeski, Vice President of Financial Planning

(47) William H. Bunn, Vice President & Senior Credit Analyst

(48) Kevin M. Bass, Assistant Vice President & Senior Equity Research Manager

(49) Bernard M. Casey, Assistant Vice President & Senior Credit Analyst

(50) Joe Don Cole, Assistant Vice President

(51) Connie L. Krebs, Assistant Vice President and Director of Relationship   Management/Client Service

(52) Anthony L. Longi, Assistant Vice President & Senior Credit Analyst

(53) Michael R. Maeder, Assistant Vice President and Senior Investment Manager

(54) Kenneth J. Ryan, Assistant Vice President

(55) James K. Seagraves, Assistant Vice President

(56) David W. Walters, Assistant Vice President

(57) Chris C. Zehetmaier, Assistant Vice President, Marketing

(58) Kathleen A. Cornelius, Assistant Treasurer

(59) Douglas B. Perry, Assistant Treasurer

(60) Timothy D. Speed, Assistant Treasurer

(61) Cheryl J. Stotts, Assistant Treasurer

Sands Capital Management, LLC

Sands Capital Management, LLC (“Sands Capital”) is the sub-adviser for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1101 Wilson Blvd., Suite 2300, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. No director, officer or partner of Sands Capital has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Miller/Howard Investments, Inc.

Miller/Howard Investments, Inc. (“Miller/Howard”) is the investment sub-advisor for the Touchstone Premium Yield Equity Fund. The principal address for Miller/Howard Investments is 324 Upper Byrdcliffe Rd., Woodstock, NY 12498. Miller/Howard is a registered investment adviser under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Lowell G. Miller, Pres., CIO, DOR	Overlook Advisers, LLC	Managing Member
Helen Hamada, Managing Dir., CCO	Overlook Advisers, LLC	Managing Member
Bryan J. Spratt, PM, RA	Overlook Advisers, LLC	Member
John E. Leslie III, PM, RA	Overlook Advisers, LLC	Member
Lee S. Chun, Exec. VP, Operations Client Srvcs. Manager	Overlook Advisers, LLC	Member

Overlook Advisors LLC is affiliated with Miller/Howard Investments and has the same owners. It was the General Partner for a hedge fund that has closed (12/31/07).

Longfellow Investment Management Co.

Longfellow Investment Management Co. (“Longfellow”) is a registered advisor providing sub-advisory services to the Touchstone Arbitrage Fund and Touchstone Merger Arbitrage Fund. The address of Longfellow is 20 Winthrop Square, Boston, MA 02110. Except as stated below, no director, officer or partner of Longfellow has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Barbara J. McKenna, President	American Beacon Funds	Trustee Member

AGF Investments America Inc.

AGF Investments America Inc. (“AGF”) is the sub-adviser for the Touchstone Emerging Markets Equity Fund. The principal business address of AGF is 53 State Street, Suite 1301, Boston, Massachusetts, 02109. AGF is an investment adviser registered under the Advisers Act. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser’s investment adviser registration on Form ADV (File No. 801-68681) and is hereby incorporated herein by reference thereto.

Lee Munder Capital Group, LLC

Lee Munder Capital Group, LLC (“LMCG”) is the sub-adviser for the Touchstone Mid Cap Value Fund. The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, MA, 02116. LMCG is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Jeffrey Davis, Chief Investment Officer	Berklee College of Music	Member of Presidential Advisory Council, Non-Trustee Member of the Investment Committee for the Endowment & Pension Fund

Lee Munder, Founding partner/general	Rednum Family Investments, LP	Managing Partner

Richard H. Adler, Board Member	AMBS Investment Counsel, LLC	Board Member
	Clifford Swan Investment Counsel	Board Member
	SKBA Capital Management	Board Member
	Investment Adviser Association	Governor

William J. Freeman, Board Member	City National Bank
	Convergent Capital	Senior Vice President

Management
	Clifford Swan Investment Counsel	Board Member
	Convergent Wealth Advisors	Board Member
	City National Asset Management	Board Member
	Reed Conner Birdwell LLC	Board Member

Richard S. Gershen, Board Member	City National Bank	Executive Vice President, Wealth Management
	Covergent Capital Management	Chief Executive Officer, Board Member
	Covergent Wealth Advisors	Board Member
	City National Rochdale, LLC	Board Member

Forum Securities Ltd.

Forum Securities Ltd.

(“Forum”) is the sub-adviser for the Touchstone Global Real Estate Fund. The principal business address of Forum is 1700 E. Putnam Ave., Suite 205, Old Greenwich, Connecticut 06870. Forum is an investment adviser registered under the Advisers Act. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser’s investment adviser registration on Form ADV (File No. 801-70773) and is hereby incorporated herein by reference thereto.

EARNEST Partners LLC

EARNEST Partners LLC (“EARNEST Partners”) is the sub-advisor for the Touchstone Total Return Bond Fund. The principal business address of EARNEST Partners is 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309. EARNEST Partners is an investment advisor registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Paul E. Viera	Westchester Limited, LLC	CEO & Managing Member
CEO & Manager	GREYBULL Partners LLC	CEO & Manager

John G. Whitmore	GREYBULL Partners LLC	COO
COO	Westchester Limited, LLC	Secretary

James M. Wilson	GREYBULL Partners LLC	CCO; Secretary
CCO; Secretary

London Company of Virginia d/b/a The London Company

London Company of Virginia d/b/a The London Company (“TLC”) is a registered advisor providing sub-advisory services to the Touchstone Small Cap Core Fund and the Touchstone Mid Cap Fund. The address of TLC is 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226. No director, officer or partner of TLC has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

GAM International Management Limited

GAM International Management Limited (“GAM International”) is a registered advisor providing sub-advisory services to the Touchstone International Fixed Income Fund. The address of Augustus is 12 St James’s Place, London, SW1A 1NX. No director, officer or partner of GAM International has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Deprince, Race & Zollo, Inc.

Deprince, Race & Zollo, Inc. (“DRZ”) is the sub-adviser for the Touchstone Small Cap Value Fund. The principal business address of DRZ is 250 Park Avenue South, Suite 250, Winter Park, FL, 32789. DRZ is an investment adviser registered under the Advisers Act. No director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

Item 32. Principal Underwriters:

(a) Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

(b) The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

	POSITION WITH	POSITION WITH
NAME	UNDERWRITER	REGISTRANT
Steven M. Graziano	President	Vice President
Jill T. McGruder	Director and CEO	Trustee/President
James N. Clark*	Director	None
Donald J. Wuebbling*	Director	None
Patricia J. Wilson	Vice President	None
Richard K. Taulbee*	Vice President	None
Sharon L. Karp	Vice President	None
James J. Vance*	Vice President & Treasurer	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller/Treasurer
Rhonda Malone*	Secretary	None
Timothy S. Stearns	CCO	CCO
Kathleen A. Cornelius	Assistant Treasurer	None
Douglas B. Perry	Assistant Treasurer	None
Timothy D. Speed	Assistant Treasurer	None
Cheryl J. Stotts	Assistant Treasurer	None

(c) None

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

(b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator

Touchstone Advisors, Inc.

303 Broadway, Suite 1100

Cincinnati, OH 45202

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

BNY Mellon Investment Servicing (US) Inc.

201 Washington Street, 34th Floor

Boston, MA 02108

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisors:

Touchstone Advisors, Inc.

303 Broadway, Suite 1100

Cincinnati, OH 45202

Sands Capital Management, LLC

1101 Wilson Blvd, Suite 2300

Arlington, VA 22209

Miller/Howard Investments, Inc.

324 Upper Byrdcliffe Road

Woodstock, NY, 12498

Fort Washington Investment Advisors, Inc.

303 Broadway, Suite 1200

Cincinnati, OH 45202

Longfellow Investment Management Co.

20 Winthrop Square

Boston, MA 02110

AGF Investments America, Inc.

53 State Street

Boston, MA 02109

Lee Munder Capital Group, LLC

200 Clarendon Street, 28th Floor

Boston, MA 02116

Forum Securities, Ltd.

1700 E. Putnam Ave., Suite 205

Old Greenwich, CT 06870

EARNEST Partners LLC

1180 Peachtree Street, Suite 2300

Atlanta, GA 30309

The London Company

1801 Bayberry Court, Suite 301

Richmond, VA 23226

GAM International Management Limited

12 St James’s Place

London, SW1A 1NX

Deprince, Race & Zollo Inc.

250 Park Avenue South, Suite 250

Winter Park, FL, 32789

Item 34. Management Services:

None.

Item 35. Undertakings:

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 72 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 72 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on the 27th day of January 2014.

TOUCHSTONE FUNDS GROUP TRUST
By:	/s/ Jill T. McGruder
Jill T. McGruder
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

	*	Trustee	January 27, 2014
Phillip R. Cox

	*	Trustee	January 27, 2014
William C. Gale

	*	Trustee	January 27, 2014
Susan J. Hickenlooper

	*	Trustee	January 27, 2014
Kevin A. Robie

	*	Trustee	January 27, 2014
Edward J. VonderBrink

	/s/ Jill T. McGruder	Trustee and President	January 27, 2014
Jill T. McGruder

	*	Controller, Treasurer and Principal Financial Officer	January 27, 2014
Terrie A. Wiedenheft

*By:	/s/ Terrie A. Wiedenheft		January 27, 2014
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney)

EXHIBIT INDEX

28(g)(2)	Amended Schedule of Global Services & Charges to the Custodian Agreement dated February 1, 2013 between the Trust and Brown Brothers Harriman & Co.
28(h)(2)(c)	Amended Exhibit A dated September 30, 2013 to the Sub-Administration and Accounting Services Agreement.
28(h)(3)(c)	Amended Schedule B dated September 30, 2013 to the Transfer Agency and Shareholder Services Agreement dated April 16, 2012 with BNY Mellon
28(h)(4)(b)	Amended Schedule A dated September 30, 2013 to the State Filing Services Agreement.
28(h)(8)	Form of Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013.
28(j)	Consent of Ernst & Young LLP.
28(q)	Power of Attorney.